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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

ING Investment Funds, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

CT Corporation System, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       May 31

Date of reporting period:       June 1, 2006 to November 30, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

November 30, 2006

Classes A, B, C, I, M, O and Q

Domestic Equity and Income Fund

• ING Real Estate Fund

Domestic Equity Growth Funds

• ING Disciplined LargeCap Fund
• ING Fundamental Research Fund
• ING LargeCap Growth Fund
• ING MidCap Opportunities Fund
• ING Opportunistic LargeCap Fund
• ING SmallCap Opportunities Fund

Domestic Equity Value Funds

• ING Financial Services Fund
• ING LargeCap Value Fund
• ING MagnaCap Fund
• ING MidCap Value Fund
• ING MidCap Value Choice Fund
• ING SmallCap Value Fund
• ING SmallCap Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the “Fed”) ceased its two-year trend of raising interest rates. That trend — a string of 17 consecutive interest rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is choosing to neither raise nor lower interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poors 500® Composite Stock Price Index (“S&P 500® Index”) rose significantly during plateau periods.

It has been an interesting — if not unpredictable — year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high that surprised many at the time because we were in a climate of slumping housing prices and escalating interest rates. This was followed by a slight correction and market drift for a couple of months. A strong rally has been experienced in the second half of the year driven in part by the dollar decline and the more stable interest rate environment. Many economists believe that these conditions will be positive for the stock market for the next twelve months.

Whatever the future holds, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

Shaun P. Mathews
President
ING Funds
December 18, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2006

In our report for the last fiscal year, we described how, three weeks before it ended, investors suddenly took fright that inflation fighting central bankers would raise interest rates by too much and strangle global growth. We asked whether the sharp correction was just that, or the start of something big. In the end it proved to be the former, but it was not until nearly mid-October that the May 9, 2006 high was recaptured, with most markets adding to their gains from there. For the first six months ended November 30, 2006, global stocks according to the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) with net reinvested dividends rose 10.9%. In currencies, the dollar was mixed, gaining 2.8% against the yen, but losing 3.4% against the euro and 5.2% to the pound sterling after these currencies surged in late November.

U.S. equities in the form of the Standard & Poors 500® Composite Stock Price Index (“S&P 500® Index”)(2), returned 11.3% including dividends for the six months ended November 30, 2006. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. However, for a time, investors seemed only to have eyes for interest rates. After sixteen consecutive interest rate increases since June 2004, a barrage of hawkish rhetoric from the Federal Open Market Committee (“FOMC”) in May had sent stocks reeling. The problem was that the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13, 2006, the market had fallen by 7.7% from its highest level. However, the seventeenth interest rate increase on June 29, 2006, was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising interest rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14, 2006. Nevertheless, peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil prices dropped as much as 27% from their pinnacle and spent much of November below $60 per barrel. The FOMC indeed refrained from raising interest rates on August 8 and again took no action in September and October, although its members frequently felt the need to remind us that inflation was still uncomfortably elevated. Housing data continued to deteriorate and in October new and existing home prices were falling at the fastest rate in decades, while the stock of unsold homes rose through November. Gross Domestic Product (“GDP”) growth in the third calendar quarter slowed to 2.2% and Wal-Mart reported its first decline in same store sales in over ten years. So in the face of all this gloom, why were stocks in a clear up-trend to a six-year high by the last days of November? For one thing, the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look relatively more attractive and raised the present value of future corporate profits. Speaking of which, corporate profits registered their thirteenth straight quarter of double-digit year-over-year growth and for the economy as a whole, reached 12.44% of GDP, the biggest share since the 1950s. Despite the worrying news, equity investors saw this market as a glass that was distinctly half-full.

The main international markets also advanced, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. As in the U.S., stocks had been falling as the fiscal year started, on U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of November, household spending was falling fast and the government lowered its evaluation of the economy for the first time in nearly two years. For the six months, the market rose 3.8%. European ex UK markets had been supported by broadly based mergers and acquisitions amid clear signs of improving growth and employment. However, from their May 9 top, events in the U.S. and a 25 basis point increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% by mid-June. From there however, markets turned around smartly, even as the European Central Bank raised rates on two more occasions. Business confidence was strong and unemployment fell to the lowest level in five years. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year, markets touched January 2001 levels and added 11.8% for the six months ended November 30, 2006. UK equities had been boosted by the large acquisition-prone financial sector, as well as the sizeable energy and vibrant materials sectors. The

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2006

reversal in the latter two exacerbated the global retrenchment brought on by interest rate worries after May 9 and UK stocks sank 9.3% by mid-June. As in Japan and the Eurozone, the Bank of England raised rates, twice to 5%, as inflation climbed above target, GDP growth returned to trend, and housing prices, an important demand generator, continued their recovery. This re-energized investors and led again by financials, the market surpassed its best levels of 2006, revisited those of December 2000 and finished up 7.7% for the half-year.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

The ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.23% compared to the Morgan Stanley Capital International U.S. REIT Index (“MSCI U.S. REIT® Index”), which returned 28.57%, for the same period.

Portfolio Specifics: During the last six months the Fund underperformed its benchmark due primarily to unfavorable property sector allocation and the drag on performance of our modest cash position. In a market that rose over 28%, our cash position which averaged just over 1.5% accounted for half of the shortfall of our net performance versus the benchmark. An underweight in the health care sector, which rose 34.4% in the period and an overweight in the hotel sector, which rose 19.3%, were main components of the Fund’s negative sector allocation effects. On the positive side, our overweight in the office sector, which was the second best performing sector, up 34.6%, helped

Industry Allocation

as of November 30, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

performance. Security selection was a slightly positive contributor for the period. Our selections in the office and mall sectors were significantly positive contributors during the period. In the office sector we benefited from the privatization of several large holdings at premium prices including Trizec Hahn and CarrAmerica. In the mall sector, our decision to eliminate our position in Mills Corporation, which fell (31)%, was clearly a good one. Unfortunately, our holdings in the hotel sector hurt relative performance. In particular, our investment in Starwood Lodging, which fell (4.9)% over the last six months despite delivering positive operating growth, hurt the fund’s performance. Our overall performance for the trailing twelve months is in the top quartile relative to the Lipper Median for all real estate funds for the same period.

Current Strategy and Outlook: Overall, 2006 has proven to be yet another good year for real estate stocks. Returns lately have been well above historical averages and have exceeded the returns for the broader equity market for several years. We expect real estate stock returns in 2007 to return to more normal levels. There is still an enormous amount of capital looking to invest in real estate. During the last two years there have been many REIT takeovers by private equity firms, suggesting that REITs are not overvalued relative to private market real estate values.

We are overweight the apartment and office property sectors, which we expect to benefit the most from an environment of positive economic growth and stable to mildly rising interest rates. We have reduced our exposure to the retail and the industrial sectors. REITs still offer an attractive source of high current income relative to other equities. Earnings growth is positive and accelerating. Given our outlook for continued economic growth and historically low interest rates, we look for continued positive returns from an actively managed portfolio of real estate stocks.

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

Simon Property Group, Inc.	6.5%

Boston Properties, Inc.	5.2%

Equity Office Properties Trust	5.0%

Prologis	4.9%

Archstone-Smith Trust	4.7%

Vornado Realty Trust	4.5%

Equity Residential	4.1%

Host Hotels & Resorts, Inc.	4.1%

Public Storage, Inc.	4.0%

AvalonBay Communities, Inc.	3.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

			Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I		of Class O
	1 Year	5 Year	December 20, 2002		November 20, 2002		January 17, 2003		December 31, 1996		September 15, 2004

Including Sales Charge:
Class A(1)	30.81%	—	28.62%		—		—		—		—
Class B(2)	32.81%	—	—		28.82%		—		—		—
Class C(3)	36.78%	—	—		—		30.90%		—		—
Class I	39.24%	25.16%	—		—		—		15.66%		—
Class O	38.79%	—	—		—		—		—		32.69%

Excluding Sales Charge:
Class A	38.79%	—	30.56%		—		—		—		—
Class B	37.81%	—	—		29.05%		—		—		—
Class C	37.78%	—	—		—		30.90%		—		—
Class I	39.24%	25.16%	—		—		—		15.66%		—
Class O	38.79%	—	—		—		—		—		32.69%
MSCI U.S. REIT® Index(4)	38.30%	24.29%	29.96	%(5)	29.52	%(6)	31.66	%(7)	14.69	%(8)	29.43	%(9)

The table above illustrates the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

(5)Since inception for the index is shown from January 1, 2003.

(6)Since inception for the index is shown from December 1, 2002.

(7)Since inception for the index is shown from February 1, 2003.

(8)Since inception for the index is shown from January 1, 1997.

(9)Since inception for the index is shown from September 1, 2004.

ING DISCIPLINED LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

The ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa(1), Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.85% compared to Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 11.33% for the same period.

Portfolio Specifics: During the period, the Fund’s relative performance benefited from both sector allocations and security selection. An underweight position in industrials and overweight position in consumer staples and consumer discretionary helped. Superior security selection in telecommunication services, information technology and consumer discretionary also benefited the Fund. By contrast, underweight positions in telecommunication services, information technology and utilities acted as a drag during the period. The Fund also gave up some of the gains it accumulated in consumer staples and industrials as security selection in these sectors was unfavorable.

An overweight position in Cisco Systems, Inc. a supplier of data-networking equipment and software, was one of the main contributors to performance. The company introduced a high-end video conferencing product, which many believe will become a

Industry Allocation

as of November 30, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

billion dollar business in five to seven years. It also acquired some key companies during the period. After the company reported better-than-expected earnings for the first quarter, several analysts upgraded the stock and raised price estimates for the company. Bell South Corp., another overweight position, helped the Fund. The company’s stock moved higher as merger talks with AT&T, Inc. stimulated buyers. The firm’s third-quarter profit rose 30%, which included profits from its stake in Cingular Wireless.

By comparison, an underweight position in Apple Computer, a personal computer, software, peripherals and portable digital music player manufacturer, hurt the Fund’s relative returns. The stock performed well as profits rose 27% due to strong sales of its iPod digital music player and record shipments of its Macintosh computer. Shares also rose in anticipation of the new iPod phone technology.

An underweight position in Verizon Communications, Inc., a telecommunications and internet company, also detracted from relative performance. The company reported a 2.8% rise in its third-quarter profits as it added new wireless customers. Shares rose as the company showed increased faith in its investment in fiber networks. The company believes its overall investment in fiber optics will generate a positive contribution to earnings by financial year 2008.

Current Strategy and Outlook: Our research builds a portfolio with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The Fund is structured to capitalize on what we believe are high-quality companies with superior business momentum, earnings growth and attractive valuations.

As of November 30, 2006, the Fund was overweight financials, energy and consumer discretionary and underweight consumer staples and information technology. However, our sector exposures are a function of individual stock selection and by design quite close to the S&P 500® Index.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.6%

General Electric Co.	2.9%

Citigroup, Inc.	2.8%

Bank of America Corp.	2.8%

JPMorgan Chase & Co.	2.0%

Cisco Systems, Inc.	1.9%

Microsoft Corp.	1.9%

Chevron Corp.	1.8%

International Business Machines Corp.	1.7%

Procter & Gamble Co.	1.5%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

(1) Effective December 31, 2006, Douglas Cotè resigned as portfolio manager to the Fund and was replaced by Vincent Costa.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING DISCIPLINED LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

			Since Inception
			of Class A, B and C
	1 Year	5 Year	December 30, 1998

Including Sales Charge:
Class A(1)	5.94%	3.80%	1.17%
Class B(2)	6.41%	3.94%	1.19%
Class C(3)	10.41%	4.28%	1.19%

Excluding Sales Charge:
Class A	12.37%	5.04%	1.92%
Class B	11.41%	4.28%	1.19%
Class C	11.41%	4.28%	1.19%
S&P 500® Index(4)	14.23%	6.08%	3.28	%(5)

The table above illustrates the total return of ING Disciplined LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for index is shown from January 1, 1999.

Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

The ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.17% compared to Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 11.33%, for the same period.

Portfolio Specifics: The Fund benefited from favorable stock selection in telecommunication services and financials. In financials, our position in the insurance industry had the largest positive impact on performance. By contrast, the Fund underperformed its benchmark largely due to weak stock selection in technology and energy. Our energy holdings were hurt by a sharp and unanticipated sell off in crude and natural gas during the third quarter as cooler weather allowed natural gas inventories to build, and the Gulf of Mexico was untouched by severe weather for the first time in several years.

Our decision not to own Sprint Nextel Corp. had a positive impact on relative performance. The stock struggled for the majority of this year due to concerns over the company’s integration with Nextel. In addition, our position in AT&T, Inc. continued to appreciate as the company benefited from improved wireline performance and expectations of margin recovery at Cingular Wireless. Axis Capital Holdings Ltd., a global insurance and reinsurance company, was another position that aided performance. The company reported better-than-expected second-quarter results and was also a beneficiary of the mild hurricane season. We sold out of our position in October as the stock had reached our price target.

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

By comparison, Yahoo!, Inc. and Motorola, Inc. were two technology names that had a negative impact on performance. In the third quarter, Yahoo!, Inc. was hurt by weakness in search and brand advertising and concerns over the delayed launch of Panama, a new search system. Due to a lack of positive catalysts for the stock we decided to replace it with Google, Inc. which we believe to be a better long-term investment in the on-line advertising space. Motorola’s stock declined as mobile phone sales in the third quarter failed to meet the Street’s expectations. We believe that this sell off was an overreaction to a short term inventory issue with one of its customers and should not impact fourth-quarter results. Within energy, our investment in Evergreen Energy, a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones that we viewed were well within their reach. We are in the process of eliminating our position.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Altria Group, Inc., Motorola, Inc., General Cable Corp., Cooper Industries Ltd., AT&T, Inc. (mentioned above), and St. Jude Medical, Inc.

After years of underperformance, Motorola has managed an impressive turnaround through product innovation, cost cutting and divestures. We expect continued revenue growth going forward due to a solid product

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	3.2%

Microsoft Corp.	2.9%

Altria Group, Inc.	2.8%

American International Group, Inc.	2.6%

AT&T, Inc.	2.5%

Citigroup, Inc.	2.5%

Bank of America Corp.	2.4%

General Electric Co.	2.3%

Procter & Gamble Co.	2.2%

Motorola, Inc.	2.1%

*	Excludes short-term investments related to repurchase agreement.
Portfolio holdings are subject to change daily.

lineup and strong global demand for handsets. In addition, Motorola we believe should benefit from a weak product portfolio offered by its competitors, particularly Nokia, which will not be rectified in time for the holiday season. We believe that there is substantial upside for Altria due to its attractive and stable yield. Additionally, the recent ease in litigation risk should allow the company’s planned break-up to occur sooner than expected. We also continue to favor electrical equipment companies including General Cable Corp. and Cooper Industries Ltd. who are beneficiaries of spending by utility companies on energy infrastructure. Finally, we see significant upside potential in St. Jude Medical as their robust product line should allow them to continue to gain share in the implantable cardioverter defibrillator (“IDC”) market. IDC devices are used to treat patients with irregular heartbeats and heart failure.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended November 30, 2006

	Since Inception		Since Inception		Since Inception		Since Inception
	of Class A		of Class B		of Class C		of Class I
	December 28, 2005		February 6, 2006		April 17, 2006		July 18, 2006

Including Sales Charge:
Class A(1)	3.58%		—		—		—
Class B(2)	—		2.49%		—		—
Class C(3)	—		—		4.92%		—
Class I	—		—		—		12.59%

Excluding Sales Charge:
Class A	9.90%		—		—		—
Class B	—		7.49%		—		—
Class C	—		—		5.92%		—
Class I	—		—		—		12.59%
S&P 500® Index(4)	14.19	%(5)	11.25	%(6)	8.13	%(7)	10.50	%(8)

The table above illustrates the total return of ING Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for index is shown from December 28, 2005.

(6)Since inception performance for index is shown from February 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

(8)Since inception performance for index is shown from August 1, 2006.

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

The ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Schilling and John A. Boselli, Portfolio Managers at Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.87% compared to the Russell 1000® Growth Index and the Russell 1000® Index, which returned 9.29% and 11.09%, respectively, for the same period.

Portfolio Specifics: Equity markets posted a strong return for the period. US large cap equities performed well, up 11.1% as measured by the Russell 1000® Index, and, in a change of leadership, outpaced smaller companies as the small cap Russell 2000 rose 9.7%. Value stocks continued to lead their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly four percentage points. Every sector in the Russell 1000® Growth but one finished with positive returns, led by technology which was up by 14.6%, utilities which were up by 12.7%, and financials which were up by 12.1%. The lone negative sector was energy, which fell 0.3% in aggregate.

Poor security selection was the main source of underperformance for the period, focused predominately in the technology, energy, and consumer staples sectors. Allocations to sectors, which are primarily a result of bottom-up stock selection, had a negligible effect. The top three

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

detractors on a relative basis were Marvell Technology Group Ltd., Microsoft Corp., and Commerce Bancorp., Inc. Global semiconductor company Marvell Technology Group Ltd. declined on weak earnings and lowered guidance. We eliminated our position due to decelerating growth and lowered expectations in the disk drive business. Shares in regional bank Commerce Bancorp., Inc. fell when the company warned that earnings would fall short of expectations due to spread compression between long and short rates, which hurt profitability on deposits. Relative performance was also hurt by not holding Microsoft during a period when the software giant benefited from strong revenues and a $40 billion share buyback initiative. Communication equipment company Qualcomm, Inc. was a significant detractor on an absolute basis. The company’s stock underperformed on lower near-term growth prospects and legal uncertainties.

Several stocks served to partially offset this underperformance. Top relative performers included Adobe Systems and Network Appliance, Inc. Stock in graphic design and publishing software company Adobe rose sharply as the November launch of Acrobat 8 signaled the start of a new product cycle. We expect sales to strengthen with the release of Creative Suite 3, which combines Adobe products with those of recently acquired Macromedia. Data management firm Network Appliance benefited from a healthy storage spending environment where sales of the company’s mid-range storage solution remained strong. On an absolute basis, networking systems giant Cisco was the top contributor. The company reported better than expected earnings as enterprise and service provider revenues improved.

Current Strategy and Outlook: Our investment approach is very much a “bottom-up” process; we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. Greater-than-benchmark exposure to financials includes top-10 positions in world

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

Medtronic, Inc.	4.3%

Network Appliance, Inc.	3.6%

Boeing Co.	3.6%

UBS AG	3.5%

Cisco Systems, Inc.	3.4%

Franklin Resources, Inc.	3.4%

UnitedHealth Group, Inc.	3.1%

Google, Inc.	2.9%

Adobe Systems, Inc.	2.8%

Schering-Plough Corp.	2.7%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

class wealth manager UBS and asset manager Franklin Resources. While our relative weight in the sector remains high, exposure was reduced by eliminating Legg Mason and scaling back our position in Countrywide Financial Corp., while establishing a comparatively smaller position in State Street. We are also overweight industrials stocks, driven by positions in Boeing Co., General Dynamics Corp., and Fluor Corp. We have neutralized exposure to the energy sector, eliminating Peabody Energy Corp. and Petro-Canada and reducing a position in Cameco Corp. We are underweight consumer-related sectors broadly as they remain relatively unattractive, in our view. In consumer discretionary, the prospects for retailers are not encouraging given an expected consumer spending slowdown. On the consumer staples side, stocks are relatively expensive given their growth prospects.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

			Since Inception		Since Inception
			of Class A, B, C and Q		of Class I
	1 Year	5 Year	July 21, 1997		January 8, 2002

Including Sales Charge:
Class A(1)	(1.29)%	(0.49)%	5.39%		—
Class B(2)	(0.92)%	(0.33)%	5.37%		—
Class C(3)	3.09%	0.06%	5.36%		—
Class I	5.23%	—	—		0.36%
Class Q	4.96%	0.97%	6.30%		—

Excluding Sales Charge:
Class A	4.73%	0.70%	6.05%		—
Class B	4.08%	0.07%	5.37%		—
Class C	4.09%	0.06%	5.36%		—
Class I	5.23%	—	—		0.36%
Class Q	4.96%	0.97%	6.30%		—
Russell 1000® Growth Index(4)	8.36%	2.58%	2.86	%(6)	2.67	%(7)
Russell 1000® Index(5)	14.16%	6.78%	6.26	%(6)	6.67	%(7)

The table above illustrates the total return of ING LargeCap Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and forecasted growth.

(5)The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for index is shown from August 1, 1997.

(7)Since inception performance for index is shown from January 1, 2002.

Prior to October 1, 2000 the Fund was managed by a different sub-adviser.

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

The ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.16% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 8.43% and 10.08%, respectively, for the same period.

Portfolio Specifics: Unfavorable stock selection in the health care, information technology, and financials sectors acted as the primary drag on relative performance during the period. Turning to the Fund’s individual security selection, a position in Hospira, Inc., a medical supply company, which was spun off by Abbott Laboratories in 2004, hurt the Fund. The company reduced earnings guidance for 2007 due to softer demand for its drug pump and announced the delay of an injectable antibiotic launch. We eliminated the position as a consequence. Citrix Systems, a supplier of access information software and services, also lagged as it reported disappointing third quarter 2006 results due to weak licensing growth in its core presentation products. A

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

position in Investment Technology Group, Inc. (“ITG”), which provides online trading services to institutions and brokerages, also acted as a drag during the period. ITG’s fiscal third quarter earnings missed consensus estimates due to the biggest decline in U.S. share trading in three years. The company also revised expectations lower for its European and Asian operations.

Luxury retailer Coach was the best-performing stock during the period. Coach, Inc.’s fiscal first quarter 2006 sales and earnings benefited from new style introductions, resulting in a positive earnings surprise. In addition, profit expectations were revised higher based on its new style features, accelerated store openings, and the introduction of higher priced items for the holiday season. Veritas DGC, Inc., a seismic data collection company for energy companies, also added to the Fund’s performance. The company agreed to be purchased by France-based Geophysique. Fiscal first quarter earnings results exceeded expectations by a wide margin due to stronger-than-expected demand. Lastly, our position in Adobe Systems benefited from the anticipated launch of a range of new products.

Current Strategy and Outlook: We believe that economic growth will continue, albeit at a moderate pace and that inflation will remain in check. Both will be favorable for equity valuations, in our view. Consistent with an economy transitioning to slower growth, we are focusing intently on companies whose business momentum prospects are both attractive and reasonably certain. We continue our focus on stocks with above average business momentum, market recognition and appropriate valuations.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Coach, Inc.	4.5%

Roper Industries, Inc.	2.8%

Cameron International Corp.	2.6%

Nordstrom, Inc.	2.3%

Gildan Activewear, Inc.	2.3%

Dun & Bradstreet Corp.	2.2%

Harman International Industries, Inc.	2.1%

Adobe Systems, Inc.	2.1%

Akamai Technologies, Inc.	2.0%

NII Holdings, Inc.	2.0%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.
Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2006

			Since Inception		Since Inception
			of Class A, B, C and I		of Class Q
	1 Year	5 Year	August 20, 1998		April 4, 2000

Including Sales Charge:
Class A(1)	3.30%	4.89%	8.90%		—
Class B(2)	3.76%	5.08%	8.94%		—
Class C(3)	7.73%	5.40%	8.90%		—
Class I	10.00%	6.57%	10.09%		—
Class Q	9.75%	6.34%	—		(3.66)%

Excluding Sales Charge:
Class A	9.59%	6.15%	9.68%		—
Class B	8.76%	5.41%	8.94%		—
Class C	8.73%	5.40%	8.90%		—
Class I	10.00%	6.57%	10.09%		—
Class Q	9.75%	6.34%	—		(3.66)%
Russell Midcap® Growth Index(4)	12.88%	9.22%	9.86	%(6)	(2.05	)%(7)
Russell Midcap® Index(5)	16.47%	13.77%	13.25	%(6)	8.29	%(7)

The table above illustrates the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for index is shown from September 1, 1998.

(7)Since inception performance for index is shown from April 1, 2000.

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

The ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.38% compared to the Russell 1000® Growth Index, which returned 9.29%, for the same period.

Portfolio Specifics: During the period, sector allocation was unfavorable, which hurt the Fund. A significant overweight position in energy acted as the biggest drag from an allocation perspective. Unfavorable weightings in information technology, utilities and industrials also were a drag on the Fund. On a positive note, an overweight position in financials and underweight position in consumer staples benefited the Fund.

Overall, security selection was positive during the period and almost completely offset the unfavorable effects of our sector allocations. Security selection in energy, consumer discretionary, industrials and information technology particularly benefited the Fund during the period. By comparison, selection in financials and health care produced negative relative results.

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Turning to the portfolio’s individual security positions, an overweight position in BMC Software, Inc. (“BMC”), an independent software vendor, was one of the main contributors to performance during the period. BMC’s share price jumped as the technology sector in general performed well. In November, the company reported higher-than-expected quarterly revenue and reiterated its upward earnings guidance for 2007. Some analysts upgraded BMC to neutral from underperform, boosting the stock further. Analysts noted that the stabilizing of revenue, combined with the company’s cost-cutting measures, lead to less downside risk to earnings estimates.

Continental Airlines, Inc. a U.S. air carrier, helped the Fund as air traffic rose during the period. The company’s stock also gained as the company’s chief executive said he would consider a merger, if necessary, to maintain competitiveness.

By contrast, an underweight position in Microsoft Corp. hurt the Fund as the company’s stock strengthened during the period. In addition, the stock gained in anticipation of future sales of new products including its digital music player Zune, and its new windows platform Vista. Several acquisitions and strategic alliances were also

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

Prudential Financial, Inc.	2.9%

ExxonMobil Corp.	2.9%

BMC Software, Inc.	2.8%

AmerisourceBergen Corp.	2.7%

Raytheon Co.	2.7%

Phillips-Van Heusen	2.7%

General Mills, Inc.	2.6%

Guess ?, Inc.	2.6%

McGraw-Hill Cos., Inc.	2.5%

Chubb Corp.	2.5%

Portfolio holdings are subject to change daily.

announced during the period. The company also initiated a large share buyback program.

Another detractor was an overweight position in Biovail Corporation, Canada’s largest publicly traded drug maker. The company reported a third-quarter loss of U.S. $56.5 million, resulting from costs related to the halting of work on a blood-pressure treatment.

Current Strategy and Outlook: Our research builds a portfolio with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The Fund is structured to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

As of November 30, 2006, the Fund was overweight consumer discretionary and financials and underweight information technology, health care, and industrials. However, our sector exposures are a function of individual stock selection and by design quite close to the Russell 1000® Growth Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended November 30, 2006

	Since Inception		Since Inception		Since Inception
	of Class A		of Class B		of Class C
	December 28, 2005		April 5, 2006		April 27, 2006

Including Sales Charge:
Class A(1)	2.36%		—		—
Class B(2)	—		(3.59)%		—
Class C(3)	—		—		1.96%

Excluding Sales Charge:
Class A	8.60%		—		—
Class B	—		1.41%		—
Class C	—		—		2.96%
Russell 1000® Growth Index(4)	8.71	%(5)	5.44	%(6)	5.59	%(7)

The table above illustrates the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from April 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

The ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.71% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 7.18% and 9.72%, respectively, for the same period.

Portfolio Specifics: Positive stock selection in the materials and financials sectors contributed most to relative returns. By comparison, stock selection in the health care and technology sectors detracted the most from relative performance versus the benchmarks.

On an individual security basis, Albemarle Corp. and Crocs, Inc. added significantly to the Fund’s performance over the period. Albemarle, a catalyst and specialty chemicals company, has improved its businesses in both of these areas. Crocs, a footwear manufacturer, also beat estimates and raised expectations for the last several quarters.

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

By comparison, Chemed Corp. and HealthExtras, Inc. were two of the largest detractors from performance over the period. Chemed is primarily a hospice provider with meaningful exposure to Medicare reimbursement. The company lowered guidance as a result of Medicare caps on revenue in certain markets and was unable to offset these losses through cost reductions. HealthExtras, Inc. is a mid-market pharmacy benefit management company. The company lowered expectations for the year, as a large contract it was awarded by the state of Maryland has yet to be finalized due to an appeal brought by the previous provider. We continue to own the stock because we believe the delay in the initiation of this contract should not have a significant impact on the company’s valuation.

Current Strategy and Outlook: We remain underweight in sectors heavily reliant on consumer spending, such as retail and consumer durables. Although the impact of rising interest rates and gas prices has been somewhat alleviated, we believe that weakness in the housing market and the absence of mortgage equity withdrawals will continue to be a headwind. Within the capital goods area, we have positioned the Fund away from deeply cyclical companies as we expect some moderation in the rate of economic growth. We are

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Ansys, Inc.	1.4%

Valueclick, Inc.	1.4%

NewAlliance Bancshares, Inc.	1.3%

Psychiatric Solutions, Inc.	1.2%

Micros Systems, Inc.	1.2%

UAP Holding Corp.	1.2%

Albemarle Corp.	1.1%

Toro Co.	1.1%

Entegris, Inc.	1.1%

Pediatrix Medical Group, Inc.	1.1%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.
Portfolio holdings are subject to change daily.

likely to increase our weighting in the consumer services sector, especially in companies that show stable growth despite a moderating economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

				Since Inception	Since Inception
				of Class I	of Class Q
	1 Year	5 Year	10 Year	April 1, 1999	April 4, 2000

Including Sales Charge:
Class A(1)	5.93%	0.11%	6.22%	—	—
Class B(2)	6.56%	0.19%	6.10%	—	—
Class C(3)	10.59%	0.58%	6.08%	—	—
Class I	12.98%	1.75%	—	5.12%	—
Class Q	12.63%	1.46%	—	—	(6.76)%

Excluding Sales Charge:
Class A	12.40%	1.30%	6.85%	—	—
Class B	11.56%	0.58%	6.10%	—	—
Class C	11.59%	0.58%	6.08%	—	—
Class I	12.98%	1.75%	—	5.12%	—
Class Q	12.63%	1.46%	—	—	(6.76)%
Russell 2000® Growth Index(4)	13.45%	8.28%	5.11%	4.83%	(1.52	)%(6)
Russell 2000® Index(5)	17.43%	12.65%	9.68%	10.68%	7.16	%(6)

The table above illustrates the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5)The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for index is shown from April 1, 2000.

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

The ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.42% compared to Standard & Poor’s 500 Financials Index (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), which returned 10.62% and 11.33%, respectively, for the same period.

Portfolio Specifics: The U.S. Federal Reserve Board’s (the “Fed”) August decision to pause after raising short term interest rates 17 consecutive times helped the equity markets and financial stocks in particular. A procession of mixed economic results also heightened speculation that the Fed will cut short-term rates some time in 2007. However, the continued deterioration of the housing sector created uncertainty as to when the Fed could possibly cut rates. While the deterioration of this sector has already taken its toll on select areas of the economy, it has yet to spill over more broadly. Gross domestic product growth forecasts have come down, and still imply that the U.S. economy is headed for a soft landing. With the Fed on hold, the yield curve has remained flat or inverted, acting as a headwind for spread-based income.

Turning to the portfolio, over the past six months we have shifted the Fund’s tilt from economically-sensitive stocks to a more defensive stance. The flat yield curve and credit concerns have kept us underweight bank stocks, though we remain alert for opportunities if and when the Fed begins to ease

Industry Allocation
as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

its monetary policy. Capital markets stocks, including brokers, asset managers, and trust banks, were some of the largest contributors to performance during the period, as strong stock selection outpaced the effect of allocations to these sub-sectors. A relatively benign hurricane season also meant that insurance stocks helped the portfolio. Also, a number of our life insurance stocks produced solid earnings and proved more resilient to spread pressures compared to the banking group. Our underweight banking position continued to be a positive, as the group underperformed financials as a whole during the period.

By comparison, an underweight position in real estate investment trusts (“REITs”) hurt the Fund. As consolidation activity in the richly-valued marketplace continued to attract new money to the sector, our valuation-driven underweight position acted as a drag even though the REIT names we owned performed well. The consumer finance sub-group performed poorly, and though we maintained a neutral weight our individual stock selections were hurt by credit concerns.

On an individual security basis, brokerage holdings Merrill Lynch & Co., Inc., Morgan Stanley, and Goldman Sachs Group, Inc. benefited from supportive capital markets including trading, merger and acquisition, and security issuance activity during the period. Strong equity markets and increased fund flows contributed to performance of asset managers Affiliated Managers Group and Franklin Resources, Inc. Capital markets and transaction flow exposure also aided our positions in JP Morgan Chase and Bank of New York. Strong pricing and a lack of catastrophes proved helpful for property/casualty holdings Axis Capital Holdings, Ltd., Endurance Specialty Holdings Ltd., and St. Paul Travelers Cos., Inc. Positions in commercial banks Wells Fargo & Co., Bank of America Corp., and US Bancorp also helped the Fund, as did a position in “REITs”, KKR Financial and Douglas Emmett.

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

Citigroup, Inc.	5.7%

Bank of America Corp.	5.6%

American International Group, Inc.	4.7%

JPMorgan Chase & Co.	4.7%

Wells Fargo & Co.	4.6%

US Bancorp.	3.8%

Wachovia Corp.	3.3%

Affiliated Managers Group, Inc.	3.2%

Bank of New York Co., Inc.	3.1%

Merrill Lynch & Co., Inc.	3.1%
Portfolio holdings are subject to change daily.

By contrast, a position in Life/ Health insurer Conseco, Inc. acted as a drag on performance as the company did not earn the debt rating upgrade we expected, and its stock declined after a weak quarter. This prompted us to sell the position. Credit card giant Capital One Financial Corp. also fell on concerns surrounding consumer credit and the company’s pending acquisition of North Fork Bank. We continue to like the stock and believe investors will be well-rewarded as North Fork is integrated and the market gains respect for the company’s more stable risk profile. A position in health insurer Aflac also acted as a drag as the company reported weak sales in their key Japanese market.

Current Strategy and Outlook: As the year progressed, we saw an increase in risk levels for many areas in financials, and reacted by positioning the Fund more defensively. This included reducing our overweight position in brokerages, toning down our property and casualty insurance allocation, and eliminating positions in companies with weaker balance sheets.

In the face of the flat yield curve and credit concerns, we remain underweight the banking sector, though recent price underperformance and the possibility of the Fed easing in 2007 make us somewhat more positive on this segment. We have also maintained our REIT underweight, though we continue to scour the group for opportunities that meet our valuation parameters.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

				Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class O
	1 Year	5 Year	10 Year	October 20, 1997		August 24, 2004		September 15, 2004

Including Sales Charge:
Class A(1)	6.96%	8.97%	12.95%	—		—		—
Class B(2)	7.65%	9.16%	—	7.15%		—		—
Class C(3)	11.77%	—	—	—		13.97%		—
Class O	13.51%	—	—	—		—		13.74%

Excluding Sales Charge:
Class A	13.48%	10.27%	13.62%	—		—		—
Class B	12.65%	9.44%	—	7.15%		—		—
Class C	12.77%	—	—	—		13.97%		—
Class O	13.51%	—	—	—		—		13.74%
S&P 500 Financials Index(4)	15.03%	9.14%	11.13%	9.04	%(6)	12.66	%(7)	13.62	%(8)
S&P 500® Index (5)	14.23%	6.08%	8.05%	6.46	%(6)	13.24	%(7)	13.22	%(8)

The table above illustrates the total return of ING Financial Services Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)Since inception performance for index is shown from November 1, 1997.

(7)Since inception performance for index is shown from September 1, 2004.

(8)Since inception performance for index is shown from October 1, 2004.

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

The ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund and Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, William Pickering, CFA, Director, Amelia Maccoun Morris, CFA, Director and Douglas C. Edman, CFA, Director are five members that comprise Brandes’ Large Cap Investment Committee.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.29% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 12.92% and 11.09%, respectively, for the same period.

Portfolio Specifics: On an absolute basis, gains for the Fund’s holdings in the diversified telecom services and pharmaceuticals industries made positive contributions to returns. Top performers from these industries included BellSouth (diversified telecom services), AT&T, Inc. (diversified telecom services), and Merck (pharmaceuticals). The Fund’s positions in the food & staples retailing, computers & peripherals, and automobiles industries also tended to advance. While most holdings registered gains in the

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

period, select positions declined, such as Micron Technology (semiconductors & semiconductor equipment) and Tenet Healthcare (health care providers & services).

On a relative basis, stock selection in the diversified telecom services, food & staples retailing, and insurance industries and the Fund’s overweight exposure to the computers & peripherals, diversified telecom services, and pharmaceuticals industries, were the main reasons for the Fund’s outperformance relative to the benchmarks. Keep in mind industry allocations are the residual of the manager’s company-by-company analysis. Conversely, stock selection and a lower allocation to the oil, gas, & consumable fuels industry than the indices weighed on relative performance.

Current Strategy and Outlook: During the period, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the commercial banking industry increased, while exposure to the diversified telecom services and pharmaceuticals industries declined. As of the end of the period, the Fund retains its greatest exposure to the pharmaceuticals industry.

Keep in mind that industry exposures are the direct result of

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Lucent Technologies, Inc.	3.9%

Ford Motor Co.	3.9%

Intel Corp.	3.2%

General Motors Corp.	3.2%

Gannett Co., Inc.	3.2%

Dell, Inc.	3.2%

Pfizer, Inc.	3.1%

Eastman Kodak Co.	3.0%

H&R Block, Inc.	3.0%

Boston Scientific Corp.	2.9%

*	Excludes short-term investments related to U.S. government agency obligations.
Portfolio holdings are subject to change daily.

purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing large-cap stocks at discounts to our estimates of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception		Since Inception		Since Inception
		of Class A and B		of Class C		of Class I
	1 Year	February 2, 2004		February 3, 2004		August 2, 2004

Including Sales Charge:
Class A(1)	18.48%	7.46%		—		—
Class B(2)	19.77%	7.99%		—		—
Class C(3)	23.77%	—		9.07%		—
Class I	26.10%	—		—		13.64%

Excluding Sales Charge:
Class A	25.69%	9.74%		—		—
Class B	24.77%	8.91%		—		—
Class C	24.77%	—		9.07%		—
Class I	26.10%	—		—		13.64%
Russell 1000® Value Index(4)	20.30%	14.44	%(6)	14.44	%(6)	17.44	%(7)
Russell 1000® Index(5)	14.16%	10.43	%(6)	10.43	%(6)	13.85	%(7)

The table above illustrates the total return of ING LargeCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1%.

(4)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for the index is shown from February 1, 2004.

(7)Since inception performance for the index is shown from August 1, 2004.

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

The ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.09% compared to the Russell 1000® Value Index and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 12.92% and 11.33%, respectively, for the same period.

Portfolio Specifics: The Fund benefited from favorable stock selection in telecommunication services and, to a lesser extent, technology. Within the telecom sector, our decision to underweight Sprint Nextel and overweight AT&T, Inc. had a positive impact on relative performance. Sprint Nextel Corp. struggled for much of this year over concerns about the company’s integration with Nextel. Taking advantage of price weakness in September we initiated a position in the company. Over the past three months the stock has performed well due to the company’s successful launch of a faster cellular internet service. Our position in AT&T, Inc. continued to appreciate as the company benefited from improved wireline performance and margin recovery at Cingular Wireless.

By contrast, the Fund’s holdings in the energy sector acted as the biggest drag. A sharp and unanticipated sell off in crude oil and natural gas

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

occurred during the third quarter as cooler weather allowed natural gas inventories to build and the Gulf of Mexico was untouched by severe weather for the first time in several years. Our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management proved incapable of delivering performance milestones previously thought to be achievable. Other energy holdings that detracted from performance include Peabody Energy Corp. and Weatherford International Ltd.

On an industry level, the Fund was also hurt by its underweight position in real estate investment trusts (“REITs”), a segment that soared over 27% in the past six months. While we continue to believe REITs are generally overvalued, based on their multi-year outperformance and relative yield versus Treasury’s, we identified a few stocks that we believe have reasonable valuations and good prospects for 2007 and increased our position in the industry.

As of the end of the reporting period, we believe the Fund was positioned in companies that have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, in our opinion the valuations are attractive and most have clear catalysts that suggest improvement is possible. A few of the Fund’s largest positions include Peabody Coal, Union Pacific Corp., Newfield Exploration Co., Plains Exploration & Production Co., Bank of New York, and Hudson City Bancorp, Inc.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.8%

Bank of America Corp.	3.9%

Altria Group, Inc.	3.8%

Pfizer, Inc.	3.3%

JPMorgan Chase & Co.	3.3%

AT&T, Inc.	3.2%

Citigroup, Inc.	2.7%

Wells Fargo & Co.	2.6%

Procter & Gamble Co.	2.5%

Newfield Exploration Co.	2.2%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe there is meaningful upside in our holdings of Peabody Coal and Union Pacific Corporation, as both will continue to play important roles in the development of the Powder River Basin in Wyoming. This region contains one of the largest coal deposits in the world, and mining there will continue to expand as underground mines in Appalachia increasingly become cost prohibitive. We also continue to favor independent exploration and production concerns including Plains Exploration and Newfield Exploration who either have high-yielding energy reserves or the ability to discover such in an economic fashion. The Bank of New York, which recently acquired Mellon Financial Corp., is trading at a meaningful discount to competitors Northern Trust Corp. and State Street Corp. We believe that once this transaction is complete, and integration between the two is successful, this valuation gap will close. We believe the combined company will achieve greater synergies than is currently expected. Hudson City Bancorp, Inc., another regional bank holding company, is in our view poised to outperform as the significant excess capital it has put to work could benefit from an expected steepening of the yield curve and a possible U.S. Federal Reserve Board rate hike by mid-2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

				Since Inception	Since Inception
				of Class C	of Class I
	1 Year	5 Year	10 Year	June 1, 1999	March 4, 2003

Including Sales Charge:
Class A(1)	8.12%	4.74%	5.81%	—	—
Class B(2)	8.83%	4.88%	5.67%	—	—
Class C(3)	12.82%	5.20%	—	2.03%	—
Class I	15.04%	—	—	—	18.05%
Class M(4)	10.11%	4.73%	5.58%	—	—

Excluding Sales Charge:
Class A	14.72%	5.99%	6.44%	—	—
Class B	13.83%	5.21%	5.67%	—	—
Class C	13.82%	5.20%	—	2.03%	—
Class I	15.04%	—	—	—	18.05%
Class M	14.10%	5.48%	5.95%	—	—
Russell 1000® Value Index(5)	20.30%	10.89%	10.61%	6.64%	20.96	%(7)
S&P 500® Index(6)	14.23%	6.08%	8.05%	2.60%	16.66	%(7)

The table above illustrates the total return of ING MagnaCap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)Since inception performance for index is shown from March 1, 2003.

ING MIDCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING MidCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Mid Cap Investment Committee, comprised of Charles H. Brandes, CFA, Chairman, Barbara Kyrillos, Senior Analyst, Kenneth Little, CFA, Director, R. Erickson Cox, CFA, Senior Analyst and Ted Kim, CFA, Senior Analyst, is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.12% compared to the Russell Midcap® Value Index and the Russell Midcap® Index, which returned 11.86% and 10.08%, respectively, for the same period.

Portfolio Specifics: Advances among the Fund’s positions in the auto components industry drove positive performance during the period. Top performing positions from this industry included Goodyear Tire & Rubber Co., Lear Corp., and Delphi Financial Group. Securities in the communications equipment, IT services, and food & staples retailing industries also tended to make positive contributions to returns. Holdings from these industries that experienced the greatest share appreciation included UTStarcom, Inc. (communications equipment), BISYS Group, Inc. (IT services), and Safeway, Inc. (food & staples retailing). Outside of these industries, other contributors to the Fund’s return included Deluxe Corporation (commercial services & supplies), Cincinnati Bell, Inc. (diversified telecom services), and Agere Systems (semiconductors & semiconductor equipment).

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Conversely, declines for positions in the electronic equipment & instruments industry weighed on the period’s results. Share price weakness among holdings within this industry, such as Sanmina, Kemet Corp., and Solectron Corp. were among the most significant detractors to performance. Other stock specific declines, such as W Holding Company, Inc. (thrifts & mortgage finance), Dana Corp. (auto components), and Tenet Healthcare Corp. (health care providers & services), also negatively impacted results.

On a relative basis, the Fund benefited from excess returns attributed to a combination of stock selection and an overweight exposure to the auto components industry, relative to the benchmarks. Relative performance also benefited from the Fund’s larger allocation and stock selection within the communications equipment industry. However, the Fund’s overweighting to the electronic equipment & instruments and food products industries relative to the benchmarks, as well as stock selection within these industries, adversely impacted relative performance. Keep in mind that industry exposures are the result of our individual security selection — not top-down industry forecasts.

Current Strategy and Outlook: During the six-month period ended November 30, 2006, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

Stock-specific purchases and sales, as well as changes in the prices of holdings, shifted the portfolios’ industry exposures modestly during the period. For

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Tenet Healthcare Corp.	4.6%

Chemtura Corp.	4.3%

Solectron Corp.	4.3%

ArvinMeritor, Inc.	4.1%

Unisys Corp.	3.8%

Goodyear Tire & Rubber Co.	3.6%

Lear Corp.	3.4%

Sanmina-SCI Corp.	3.4%

Huntsman Corp.	3.1%

Delphi Corp.	3.0%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

example, exposure to the auto components industry rose as a result of appreciation. Meanwhile, the sale of select holdings within the food & staples retailing, computers & peripherals, and semiconductors & semiconductor equipment industries reduced exposure in these areas. The Fund retains its greatest exposure to the auto components industry as of the end of the period.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing mid-cap stocks at discounts to our estimates of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING MIDCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception		Since Inception
		of Class A	of Class B and C		of Class I		of Class Q
	1 Year	February 1, 2002	February 4, 2002		March 4, 2002		April 17, 2002

Including Sales Charge:
Class A(1)	9.13%	6.06%	—		—		—
Class B(2)	10.03%	—	6.60%		—		—
Class C(3)	13.91%	—	6.93%		—		—
Class I	16.03%	—	—		7.52%		—
Class Q	15.79%	—	—		—		6.59%

Excluding Sales Charge:
Class A	15.75%	7.37%	—		—		—
Class B	14.86%	—	6.92%		—		—
Class C	14.88%	—	6.93%		—		—
Class I	16.03%	—	—		7.52%		—
Class Q	15.79%	—	—		—		6.59%
Russell Midcap® Value Index(4)	20.16%	15.99%	15.99	%(6)	15.90	%(7)	15.28	%(8)
Russell Midcap® Index (5)	16.47%	13.49%	13.49	%(6)	14.00	%(7)	13.58	%(8)

The table above illustrates the total return of ING MidCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for index is shown from February 1, 2002.

(7)Since inception performance for index is shown from March 1, 2002.

(8)Since inception performance for index is shown from May 1, 2002.

ING MIDCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

The ING MidCap Value Choice Fund(1) (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds NWQ Global Investors, LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.91% compared to the Russell Midcap® Value Index, which returned 11.88% for the same period.

Portfolio Specifics: For the six months ended November 30, 2006, absolute gains were driven primarily by the Fund’s holdings in the materials sectors. Relative returns were enhanced by a combination of the Fund’s heavily overweight position and stock selection within the sector. Mining companies performed particularly well as worldwide demand for commodities continued to increase. Several of our mining investments, including Apex Silver Mines Ltd., Newcrest Mining Ltd. and Ivanhoe Mines Ltd., registered double digit gains. In the producer durables sector, agricultural equipment manufacturer AGCO Corp. was also a top performer. As noted in a previous fund commentary, the agricultural industry lagged the market in 2005 and currently continues to work its way out of a cyclical bottom. Utilities worldwide performed well on receding fears of higher interest rates. The Fund’s holdings in the utilities sector, notably

Industry Allocation

as of November 30, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Companhia de Saneamento and Puget Energy, Inc., also contributed to positive performance. In the transportation sector, shipping company Stolt Nielsen SA was first bought in July after the share price significantly declined due to market uncertainty over excess short-term capacity and legal risk from an anti-trust case. With resolution of the anti-trust case and increased demand for its shipping services, the share price rebounded to become another one of the Fund’s top performers over the period. Our significant underweighting in financials, including under exposure to REITS, had a negative impact. Over all, the largest detractors from performance were two Japanese consumer finance companies, Acom Co Ltd. and Promise Co Ltd., which were also added to the Fund in July. Regulatory changes and legal challenges have caused the prices of these stocks to plummet and they are among the market’s worst-performing stocks this year. However, these companies are now trading significantly below book value and we find the risk/reward profile compelling.

Current Strategy and Outlook: Looking ahead, the contrarian side of us worries that “what can’t last forever — won’t.” Corporate profit margins in the world’s largest economies are at all-time highs and economic theory dictates that they must retreat. Three years of rising federal funds rates and the current malaise in the housing market suggests that this inevitability may happen sooner rather than later.

Yet, over the longer-term, the economies of China, India, Brazil and other developing countries, should experience robust and sustainable growth, albeit with periodic downturns. We continue to find value in the securities of companies who meet the consumption needs of these growth markets. We believe the Fund is well positioned in food, agriculture, energy, commodities and materials companies worldwide and should benefit from these ongoing global developments.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Tyson Foods, Inc.	4.0%

Apex Silver Mines Ltd.	3.4%

Anglogold Ashanti Ltd. ADR	3.1%

AGCO Corp.	2.9%

Newcrest Mining Ltd. ADR	2.6%

Lihir Gold Ltd.	2.5%

Puget Energy, Inc.	2.4%

Smithfield Foods, Inc.	2.2%

Bowater, Inc.	2.0%

Alumina Ltd. ADR	1.9%

*	Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.
Portfolio holdings are subject to change daily.

(1) Effective December 15, 2006, the Fund changed its name to ING Value Choice Fund and also changed its principal investment strategies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING MIDCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception
		of Class A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 7, 2005		September 15, 2005

Including Sales Charge:
Class A(1)	24.01%	21.86%	—		—
Class B(2)	25.57%	23.20%	—		—
Class C(3)	29.64%	—	25.68%		—
Class I	32.05%	—	—		29.50%

Excluding Sales Charge:
Class A	31.62%	25.88%	—		—
Class B	30.57%	25.03%	—		—
Class C	30.64%	—	25.68%		—
Class I	32.05%	—	—		29.50%
Russell Midcap® Value Index(4)	20.16%	18.85%	18.85	%(6)	17.41	%(7)
Russell Midcap® Index(5)	16.47%	16.90%	16.90	%(6)	15.23	%(7)

The table above illustrates the total return of ING MidCap Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for index is shown from February 1, 2005.

(7)Since inception performance for index is shown from October 1, 2005.

ING SMALLCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

The ING SmallCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Small Cap Investment Committee, comprised of William Pickering, CFA, Director, Robert J. Gallagher, CFA, Director, Jeffrey Meyer, CFA, Director, Luiz G. Sauerbronn, Senior Analyst and Richard Birchmeir, CFA, Senior Analyst, is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.26% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 12.21% and 9.72%, respectively, for the same period.

Portfolio Specifics: Gains for the Fund’s holdings in the auto components and communications equipment industries contributed to the Fund’s positive results for the period. Top performers from these industries included Lear (auto components), Goodyear Tire & Rubber Co. (auto components), and UTStarcom, com. (communications equipment). Positions outside of these industries also made positive contributions to returns, including Agere Systems (semiconductors & semiconductor equipment), K2 (leisure equipment & products), and Innospec (chemicals).

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Declines for the Fund’s holdings in the food products, automobiles, and machinery industries weighed heaviest on the period’s performance. Positions such as Interstate Bakeries (food products), National R.V. Holdings (automobiles), and Tecumseh Products (machinery) were among the positions in these industries enduring share price declines. Stock-specific declines for positions such as Kemet (electronic equipment & instruments), ESS Technology (semiconductors & semiconductor equipment), and Winn-Dixie Stores (food & staples retailing) also negatively impacted overall Fund performance.

On a relative basis, overweight exposure to the food products and machinery industries, coupled with unfavorable stock selection within these industries, negatively impacted performance relative to the benchmarks. The Fund’s larger allocation to the automobiles industry, relative to the benchmarks, also weighed upon relative returns. However the Fund’s stock selection within the communications equipment industry and overweight exposure to the auto components industry, relative to the benchmarks, proved beneficial to relative results.

Current Strategy and Outlook: During the six-month period ended November 30, 2006, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

ArvinMeritor, Inc.	4.5%

Tecumseh Products Co.	4.1%

Visteon Corp.	3.8%

Superior Industries International	3.6%

Lear Corp.	3.5%

Agere Systems, Inc.	3.5%

American Axle & Manufacturing Holdings, Inc.	3.3%

Adaptec, Inc.	3.2%

Gateway, Inc.	3.0%

Goodyear Tire & Rubber Co.	2.9%

Portfolio holdings are subject to change daily.

proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the chemicals industry decreased as a result of select sales, while new purchases drove up the Fund’s allocation in the machinery industry. Share price appreciation also increased exposure to the auto components industry, which remains the Fund’s greatest industry exposure as of the end of the period.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing small-cap stocks at discounts to our estimate of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING SMALLCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception		Since Inception		Since Inception
		of Class A	of Class B		of Class C		of Class I		of Class Q
	1 Year	February 1, 2002	February 4, 2002		February 7, 2002		March 6, 2002		April 30, 2002

Including Sales Charge:
Class A(1)	0.40%	9.39%	—		—		—		—
Class B(2)	1.75%	—	10.01%		—		—		—
Class C(3)	4.95%	—	—		10.52%		—		—
Class I	6.82%	—	—		—		10.65%		—
Class Q	6.68%	—	—		—		—		9.25%

Excluding Sales Charge:
Class A	6.51%	10.74%	—		—		—		—
Class B	5.73%	—	10.30%		—		—		—
Class C	5.74%	—	—		10.52%		—		—
Class I	6.82%	—	—		—		10.65%		—
Class Q	6.68%	—	—		—		—		9.25%
Russell 2000® Value Index(4)	21.47%	15.42%	15.42	%(6)	15.42	%(6)	15.56	%(7)	13.50	%(8)
Russell 2000® Index(5)	17.43%	11.97%	11.97	%(6)	11.97	%(6)	12.85	%(7)	11.23	%(8)

The table above illustrates the total return of ING SmallCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception return, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for index is shown from February 1, 2002.

(7)Since inception performance for index is shown from March 1, 2002.

(8)Since inception performance for index is shown from May 1, 2002.

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

The ING SmallCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.09% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 12.21% and 9.72%, respectively, for the same period.

Portfolio Specifics: The Fund’s performance was positive on an absolute basis but disappointing compared to the Russell 2000® Value benchmark in the last six months.

In the six month period, relative performance was impacted by sector weightings, but was primarily a function of stock selection. The Fund was underweight and had unfavorable stock selection in the financials and technology sectors. Stock selection in the overweighted materials sector hurt performance. On a positive note, overweighted positions in the auto, energy and producer durables sectors and strong stock selection contributed positively to the Fund’s returns. The largest positive contributions were generated by holdings in General Cable Corp., Sauer-Danfoss, Inc., Buckeye Technologies, Inc., and Sappi Ltd. The four largest

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

negative contributors were Gibraltar Industries, Inc., Quantum Corp., Albany International Corp., and Griffon Corp. Gibraltar Industries, Inc.’s stock has declined reflecting exposure to residential housing. The company’s revenues are primarily from the replacement market, however, and it continues to make excellent acquisitions. The stock offers excellent risk/reward. Quantum Corp. stock declined on the company’s acquisition of ADIC. After persistent rumors of a takeover of Quantum Corp., shareholders were disappointed. We are pleased with the selection of ADIC’s CFO as CFO of the combined company, and with the renewed focus on execution of new product strategies and cost cutting. We believe that the stock is undervalued. While Albany International Corp.’s revenues have been under pressure, reflecting a consolidation of paper machines in Europe and North America, the company has been gaining share and has entered the growing Asian market. In the short term, however, some renewed price competition in Europe has depressed the stock. The growth in Asia combined with additional restructuring and cost cutting should improve the earning power of this well managed company. Deeply undervalued, in our opinion, Griffon Corp. stock has suffered from short term execution issues in their specialty chemical operations. These problems are fixable, and we continue to believe that management is working to optimize the value of the company either through a sale of the company, or an IPO or spin off of its aerospace operation.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Griffon Corp.	4.0%

Casey’s General Stores, Inc.	4.0%

Sauer-Danfoss, Inc.	3.6%

Warren Resources, Inc.	3.2%

Sappi Ltd. ADR	3.1%

General Cable Corp.	3.1%

Wausau Paper Corp.	3.1%

Kennametal, Inc.	3.1%

Bowater, Inc.	2.9%

Gibraltar Industries, Inc.	2.9%

*	Excludes short-term investments related to U.S. government

agency obligations.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Despite ongoing concerns about tightening monetary policy, there are few signs of any impact on credit availability for corporate borrowers. Global money continues to grow rapidly supporting economic expansion. In this environment, small cap companies can borrow to fund growth. Thus, despite virtual unanimity among stock market strategists that large cap stocks will significantly outperform small, this has not occurred. Recognizing that it will eventually become more difficult for small companies to borrow, NWQ continues to stress test every stock by using conservative growth assumptions and higher discount rates in our valuation work to minimize the Fund’s downside risk. Using these rigorous inputs, we are still finding mispriced stocks to buy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception
		of Class A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 2, 2005		June 9, 2005

Including Sales Charge:
Class A(1)	13.87%	13.59%	—		—
Class B(2)	15.05%	14.55%	—		—
Class C(3)	18.91%	—	16.24%		—
Class I	21.25%	—	—		23.96%

Excluding Sales Charge:
Class A	20.86%	17.33%	—		—
Class B	20.05%	16.49%	—		—
Class C	19.91%	—	16.24%		—
Class I	21.25%	—	—		23.96%
Russell 2000® Value Index(4)	21.47%	16.99%	16.99	%(6)	20.73	%(7)
Russell 2000® Index(5)	17.43%	14.76%	14.76	%(6)	18.95	%(7)

The table above illustrates the total return of ING SmallCap Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception returns.

(4)The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for index is shown from February 1, 2005.

(7)Since inception performance for index is shown from June 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Real Estate Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,272.30	1.18%	$6.72
Class B	1,000.00	1,268.40	1.93	10.98
Class C	1,000.00	1,268.10	1.93	10.97
Class I	1,000.00	1,274.10	0.89	5.07
Class O	1,000.00	1,272.90	1.13	6.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.18%	$5.97
Class B	1,000.00	1,015.39	1.93	9.75
Class C	1,000.00	1,015.39	1.93	9.75
Class I	1,000.00	1,020.61	0.89	4.51
Class O	1,000.00	1,019.40	1.13	5.72

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Disciplined LargeCap Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,108.50	1.36%	$7.19
Class B	1,000.00	1,102.70	2.11	11.12
Class C	1,000.00	1,103.90	2.11	11.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class B	1,000.00	1,014.49	2.11	10.66
Class C	1,000.00	1,014.49	2.11	10.66

ING Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$1,081.70	1.25%	$6.52
Class B	1,000.00	1,078.10	2.00	10.42
Class C	1,000.00	1,079.10	2.00	10.42
Class I(a)	1,000.00	1,125.90	0.88	4.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,020.66	0.88	4.46

ING LargeCap Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,068.70	1.43%	$7.42
Class B	1,000.00	1,065.70	2.08	10.77
Class C	1,000.00	1,065.40	2.08	10.77
Class I	1,000.00	1,071.30	0.96	4.98
Class Q	1,000.00	1,069.90	1.21	6.28
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.90	1.43%	$7.23
Class B	1,000.00	1,014.64	2.08	10.50
Class C	1,000.00	1,014.64	2.08	10.50
Class I	1,000.00	1,020.26	0.96	4.86
Class Q	1,000.00	1,019.00	1.21	6.12

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Fundamental Research Fund, which reflects the 134-day period due to its Class I inception date of July 18, 2006).

(a)	Commencement of operations for Class I on July 18, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MidCap Opportunities Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,031.60	1.25%	$6.37
Class B	1,000.00	1,027.80	2.00	10.17
Class C	1,000.00	1,028.00	2.00	10.17
Class I	1,000.00	1,033.90	0.79	4.03
Class Q	1,000.00	1,033.20	1.04	5.30
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,021.11	0.79	4.00
Class Q	1,000.00	1,019.85	1.04	5.27

ING Opportunistic LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,083.80	1.25%	$6.53
Class B	1,000.00	1,078.90	2.00	10.42
Class C	1,000.00	1,077.90	2.00	10.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10

ING SmallCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,057.10	1.50%	$7.74
Class B	1,000.00	1,053.10	2.25	11.58
Class C	1,000.00	1,053.20	2.25	11.58
Class I	1,000.00	1,059.40	1.04	5.37
Class Q	1,000.00	1,058.00	1.29	6.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.50%	$7.59
Class B	1,000.00	1,013.84	2.25	11.36
Class C	1,000.00	1,013.84	2.25	11.36
Class I	1,000.00	1,019.90	1.04	5.27
Class Q	1,000.00	1,018.65	1.29	6.53

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Financial Services Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,104.20	1.20%	$6.33
Class B	1,000.00	1,100.20	1.95	10.27
Class C	1,000.00	1,100.30	1.95	10.27
Class O	1,000.00	1,104.60	1.19	6.28
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class O	1,000.00	1,019.10	1.19	6.02

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,162.90	1.45%	$7.86
Class B	1,000.00	1,159.00	2.20	11.91
Class C	1,000.00	1,159.20	2.20	11.91
Class I	1,000.00	1,164.70	1.13	6.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,014.04	2.20	11.11
Class C	1,000.00	1,014.04	2.20	11.11
Class I	1,000.00	1,019.40	1.13	5.72

ING MagnaCap Fund
Actual Fund Return
Class A	$1,000.00	$1,100.90	1.11%	$5.85
Class B	1,000.00	1,095.50	1.91	10.03
Class C	1,000.00	1,095.40	1.91	10.03
Class I	1,000.00	1,101.50	0.84	4.43
Class M	1,000.00	1,097.20	1.66	8.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.11%	$5.62
Class B	1,000.00	1,015.49	1.91	9.65
Class C	1,000.00	1,015.49	1.91	9.65
Class I	1,000.00	1,020.86	0.84	4.26
Class M	1,000.00	1,016.75	1.66	8.39

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MidCap Value Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,081.20	1.49%	$7.77
Class B	1,000.00	1,076.40	2.24	11.66
Class C	1,000.00	1,076.40	2.24	11.66
Class I	1,000.00	1,082.80	1.24	6.47
Class Q	1,000.00	1,081.30	1.49	7.77
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.49%	$7.54
Class B	1,000.00	1,013.84	2.24	11.31
Class C	1,000.00	1,013.84	2.24	11.31
Class I	1,000.00	1,019.00	1.24	6.28
Class Q	1,000.00	1,017.75	1.49	7.54

ING MidCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,119.10	1.47%	$7.81
Class B	1,000.00	1,115.40	2.22	11.77
Class C	1,000.00	1,115.40	2.22	11.77
Class I	1,000.00	1,121.40	1.16	6.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.47%	$7.44
Class B	1,000.00	1,013.94	2.22	11.21
Class C	1,000.00	1,013.94	2.22	11.21
Class I	1,000.00	1,019.25	1.16	5.87

ING SmallCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,032.60	1.71%	$8.71
Class B	1,000.00	1,028.80	2.46	12.51
Class C	1,000.00	1,027.90	2.46	12.51
Class I	1,000.00	1,034.00	1.39	7.09
Class Q	1,000.00	1,032.90	1.64	8.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.50	1.71%	$8.64
Class B	1,000.00	1,012.73	2.46	12.41
Class C	1,000.00	1,012.73	2.46	12.41
Class I	1,000.00	1,018.00	1.39	7.03
Class Q	1,000.00	1,016.85	1.64	8.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING SmallCap Value Choice Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,060.90	1.46%	$7.54
Class B	1,000.00	1,057.20	2.21	11.40
Class C	1,000.00	1,056.40	2.21	11.39
Class I	1,000.00	1,062.40	1.15	5.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.46%	$7.38
Class B	1,000.00	1,013.99	2.21	11.16
Class C	1,000.00	1,013.99	2.21	11.16
Class I	1,000.00	1,019.30	1.15	5.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING	ING	ING	ING
	Real	Disciplined	Fundamental	LargeCap
	Estate	LargeCap	Research	Growth
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$394,790,856	$37,926,100	$5,465,553	$269,661,525
Short-term investments at amortized cost	4,050,440	2,647,498	—	51,974,303
Repurchase agreement	—	246,000	203,000	—
Cash	476,443	997	391	371,851
Cash collateral for futures	—	9,450	3,150	—
Foreign currencies at value**	—	—	—	513

Receivables:
Investment securities sold	—	—	148,521	4,527,775
Fund shares sold	578,238	3,777	7,025	255,420
Dividends and interest	274,838	97,298	8,064	164,486
Variation margin receivable	—	105	3	—
Prepaid expenses	58,925	32,109	46,794	35,436
Reimbursement due from manager	27	4,465	27,478	12,806

Total assets	400,229,767	40,967,799	5,909,979	327,004,115

LIABILITIES:
Payable for investment securities purchased	—	—	95,949	4,366,189
Payable for fund shares redeemed	27,119	36,822	—	610,699
Payable upon receipt of securities loaned	—	2,647,498	—	51,726,337
Payable to affiliates	294,052	52,856	5,008	305,977
Payable for trustee fees	2,957	1,420	399	9,153
Other accrued expenses and liabilities	66,006	66,844	22,212	113,001

Total liabilities	390,134	2,805,440	123,568	57,131,356

NET ASSETS	$399,839,633	$38,162,359	$5,786,411	$269,872,759

NET ASSETS WERE COMPRISED OF:
Paid-in capital	229,699,206	74,268,286	5,271,342	576,604,058
Undistributed net investment income (distributions in excess of net investment income or accumulated net investment loss)	(1,164,122)	(29,716)	25,842	(1,141,726)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	24,918,325	(40,458,638)	44,774	(344,735,777)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	146,386,224	4,382,427	444,453	39,146,204

NET ASSETS	$399,839,633	$38,162,359	$5,786,411	$269,872,759

+ Including securities loaned at value	$—	$2,575,625	$—	$50,606,694
* Cost of investments in securities	$248,404,632	$33,545,638	$5,025,841	$230,515,339
** Cost of foreign currencies	$—	$—	$—	$495

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	Real	Disciplined	Fundamental	LargeCap
	Estate	LargeCap	Research	Growth
	Fund	Fund	Fund	Fund

Class A:
Net assets	$159,624,596	$5,635,045	$5,603,248	$85,825,816
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,732,300	492,742	509,810	4,308,744
Net asset value and redemption price per share	$20.64	$11.44	$10.99	$19.92
Maximum offering price per share (5.75%)(1)	$21.90	$12.14	$11.66	$21.14

Class B:
Net assets	$6,600,587	$23,478,353	$59,952	$74,357,451
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	319,059	2,165,101	5,494	3,887,885
Net asset value and redemption price per share(2)	$20.69	$10.84	$10.91	$19.13
Maximum offering price per share	$20.69	$10.84	$10.91	$19.13

Class C:
Net assets	$4,407,836	$9,048,961	$121,396	$40,047,342
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	206,388	834,536	11,118	2,100,436
Net asset value and redemption price per share(2)	$21.36	$10.84	$10.92	$19.07
Maximum offering price per share	$21.36	$10.84	$10.92	$19.07

Class I:
Net assets	$184,267,571	n/a	$1,815	$68,496,147
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	8,491,016	n/a	165	3,303,875
Net asset value and redemption price per share	$21.70	n/a	$11.00	$20.73
Maximum offering price per share	$21.70	n/a	$11.00	$20.73

Class O:
Net assets	$44,939,043	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,178,907	n/a	n/a	n/a
Net asset value and redemption price per share	$20.62	n/a	n/a	n/a
Maximum offering price per share	$20.62	n/a	n/a	n/a

Class Q:
Net assets	n/a	n/a	n/a	$1,146,003
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	55,868
Net asset value and redemption price per share	n/a	n/a	n/a	$20.51
Maximum offering price per share	n/a	n/a	n/a	$20.51

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$289,001,980	$5,457,498	$143,262,561	$298,324,383
Short-term investments at amortized cost	73,372,935	—	40,639,690	—
Short-term investment in affiliate at amortized cost	—	—	—	5,000,000
Repurchase agreement	11,122,000	—	7,059,000	4,288,000
Cash	346	62,573	539	179

Receivables:
Investment securities sold	5,235,941	48,100	1,618,346	—
Fund shares sold	38,901	—	52,211	59,317
Dividends and interest	151,564	10,787	52,689	702,558
Prepaid expenses	35,523	46,361	28,492	35,451
Reimbursement due from manager	75,623	22,478	28,667	—

Total assets	379,034,813	5,647,797	192,742,195	308,409,888

LIABILITIES:
Payable for investment securities purchased	7,440,786	79,279	2,023,733	—
Payable for fund shares redeemed	724,843	—	429,148	504,789
Payable upon receipt of securities loaned	73,372,935	—	40,639,690	—
Payable to affiliates	434,523	4,808	199,574	279,032
Payable for trustee fees	9,709	390	7,776	8,623
Other accrued expenses and liabilities	330,073	17,713	210,530	143,066

Total liabilities	82,312,869	102,190	43,510,451	935,510

NET ASSETS	$296,721,944	$5,545,607	$149,231,744	$307,474,378

NET ASSETS WERE COMPRISED OF:
Paid-in capital	379,008,675	5,108,502	373,504,290	200,269,810
Undistributed net investment income (accumulated net investment loss)	(1,628,552)	34,574	(857,760)	2,613,922
Accumulated net realized gain (loss) on investments	(117,180,429)	(201,934)	(242,774,464)	28,296,251
Net unrealized appreciation on investments	36,522,250	604,465	19,359,678	76,294,395

NET ASSETS	$296,721,944	$5,545,607	$149,231,744	$307,474,378

+ Including securities loaned at value	$71,753,965	$—	$39,717,713	$—
* Cost of investments in securities	$252,479,730	$4,853,033	$123,902,883	$222,029,988

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

Class A:
Net assets	$114,733,594	$5,456,793	$83,757,205	$249,113,285
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,327,341	502,697	2,710,563	9,711,326
Net asset value and redemption price per share	$15.66	$10.86	$30.90	$25.65
Maximum offering price per share (5.75%)(1)	$16.62	$11.52	$32.79	$27.21

Class B:
Net assets	$91,788,662	$67,326	$26,571,147	$42,351,001
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,215,015	6,236	949,586	1,684,058
Net asset value and redemption price per share (2)	$14.77	$10.80	$27.98	$25.15
Maximum offering price per share	$14.77	$10.80	$27.98	$25.15

Class C:
Net assets	$81,911,478	$21,488	$35,761,162	$1,814,389
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	5,573,712	1,991	1,280,919	73,205
Net asset value and redemption price per share (2)	$14.70	$10.79	$27.92	$24.79
Maximum offering price per share	$14.70	$10.79	$27.92	$24.79

Class I:
Net assets	$3,425,421	n/a	$2,958,044	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	211,805	n/a	93,649	n/a
Net asset value and redemption price per share	$16.17	n/a	$31.59	n/a
Maximum offering price per share	$16.17	n/a	$31.59	n/a

Class O:
Net assets	n/a	n/a	n/a	$14,195,703
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	555,659
Net asset value and redemption price per share	n/a	n/a	n/a	$25.55
Maximum offering price per share	n/a	n/a	n/a	$25.55

Class Q:
Net assets	$4,862,789	n/a	$184,186	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	306,413	n/a	5,901	n/a
Net asset value and redemption price per share	$15.87	n/a	$31.21	n/a
Maximum offering price per share	$15.87	n/a	$31.21	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

				ING
	ING		ING	MidCap
	LargeCap	ING	MidCap	Value
	Value	MagnaCap	Value	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$99,302,384	$354,917,201	$82,160,437	$128,922,240
Short-term investments at amortized cost	9,826,640	63,985,533	26,484,414	59,515,424
Repurchase agreement	—	12,109,000	—	—
Cash	1,091,062	311	440,999	3,750,903

Receivables:
Investment securities sold	—	7,598,693	—	259,708
Fund shares sold	1,158,200	68,400	726	1,687,998
Dividends and interest	206,146	830,635	119,102	265,189
Prepaid expenses	27,480	35,506	21,226	24,358
Reimbursement due from manager	—	—	—	9,048

Total assets	111,611,912	439,545,279	109,226,904	194,434,868

LIABILITIES:
Payable for investment securities purchased	1,140,387	7,252,965	—	—
Payable for fund shares redeemed	369,269	459,898	407,711	180,852
Payable upon receipt of securities loaned	—	63,985,533	24,719,658	25,802,088
Payable to affiliates	122,615	300,988	121,364	203,428
Payable for trustee fees	214	32,056	4,281	386
Other accrued expenses and liabilities	37,424	182,700	106,832	34,590

Total liabilities	1,669,909	72,214,140	25,359,846	26,221,344

NET ASSETS	$109,942,003	$367,331,139	$83,867,058	$168,213,524

NET ASSETS WERE COMPRISED OF:
Paid-in capital	97,262,590	333,190,944	91,585,784	144,831,211
Undistributed net investment income (accumulated net investment loss)	384,271	2,199,894	(248,684)	487,641
Accumulated net realized gain (loss) on investments	5,324,815	(28,442,387)	4,440,528	3,931,362
Net unrealized appreciation or depreciation on investments	6,970,327	60,382,688	(11,910,570)	18,963,310

NET ASSETS	$109,942,003	$367,331,139	$83,867,058	$168,213,524

+ Including securities loaned at value	$—	$62,192,955	$23,764,412	$25,237,604
* Cost of investments in securities	$92,332,057	$294,534,513	$94,071,007	$109,958,930

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

				ING
	ING		ING	MidCap
	LargeCap	ING	MidCap	Value
	Value	MagnaCap	Value	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$76,146,380	$328,786,614	$35,857,103	$119,980,369
Shares authorized	unlimited	80,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,349,541	24,747,551	3,323,026	7,982,653
Net asset value and redemption price per share	$11.99	$13.29	$10.79	$15.03
Maximum offering price per share (5.75%)(1)	$12.72	$14.10	$11.45	$15.95

Class B:
Net assets	$10,381,150	$25,664,731	$22,947,095	$9,971,446
Shares authorized	unlimited	80,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	873,582	1,997,156	2,201,785	669,640
Net asset value and redemption price per share (2)	$11.88	$12.85	$10.42	$14.89
Maximum offering price per share	$11.88	$12.85	$10.42	$14.89

Class C:
Net assets	$15,717,841	$6,410,744	$24,191,263	$38,248,890
Shares authorized	unlimited	20,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,324,076	498,411	2,321,861	2,571,161
Net asset value and redemption price per share (2)	$11.87	$12.86	$10.42	$14.88
Maximum offering price per share	$11.87	$12.86	$10.42	$14.88

Class I:
Net assets	$7,696,632	$2,993,031	$855,847	$12,819
Shares authorized	unlimited	50,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	640,147	226,392	77,871	851
Net asset value and redemption price per share	$12.02	$13.22	$10.99	$15.06
Maximum offering price per share	$12.02	$13.22	$10.99	$15.06

Class M:
Net assets	n/a	$3,476,019	n/a	n/a
Shares authorized	n/a	5,000,000	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	263,570	n/a	n/a
Net asset value and redemption price per share	n/a	$13.19	n/a	n/a
Maximum offering price per share (3.50%)(3)	n/a	$13.67	n/a	n/a

Class Q:
Net assets	n/a	n/a	$15,750	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	1,463	n/a
Net asset value and redemption price per share	n/a	n/a	$10.77	n/a
Maximum offering price per share	n/a	n/a	$10.77	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deffered sales charges.

(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

		ING
	ING	SmallCap
	SmallCap	Value
	Value	Choice
	Fund	Fund

ASSETS:
Investments in securities at value*	$55,526,274	$63,563,609
Short-term investments at amortized cost	218,970	4,021,443
Cash	327,666	465,804

Receivables:
Investment securities sold	1,527,135	—
Fund shares sold	521	549,287
Dividends and interest	67,245	29,023
Prepaid expenses	24,778	19,995
Reimbursement due from manager	—	11,235

Total assets	57,692,589	68,660,396

LIABILITIES:
Payable for investment securities purchased	—	750,588
Payable for fund shares redeemed	177,015	130,856
Payable to affiliates	83,226	78,329
Payable for trustee fees	5,117	869
Other accrued expenses and liabilities	67,816	18,444

Total liabilities	333,174	979,086

NET ASSETS	$57,359,415	$67,681,310

NET ASSETS WERE COMPRISED OF:
Paid-in capital	71,038,556	60,148,390
Undistributed net investment income (accumulated net investment loss)	(184,097)	57,072
Accumulated net realized gain (loss) on investments	(4,266,194)	1,582,515
Net unrealized appreciation or depreciation on investments	(9,228,850)	5,893,333

NET ASSETS	$57,359,415	$67,681,310

* Cost of investments in securities	$64,755,124	$57,670,276

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

		ING
	ING	SmallCap
	SmallCap	Value
	Value	Choice
	Fund	Fund

Class A:
Net assets	$27,388,437	$43,630,087
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	2,540,891	3,295,345
Net asset value and redemption price per share	$10.78	$13.24
Maximum offering price per share (5.75%)(1)	$11.44	$14.05

Class B:
Net assets	$12,881,507	$3,510,989
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,245,086	267,587
Net asset value and redemption price per share(2)	$10.35	$13.12
Maximum offering price per share	$10.35	$13.12

Class C:
Net assets	$17,040,128	$11,482,022
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,649,582	874,870
Net asset value and redemption price per share(2)	$10.33	$13.12
Maximum offering price per share	$10.33	$13.12

Class I:
Net assets	$44,998	$9,058,212
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	4,110	682,087
Net asset value and redemption price per share	$10.95	$13.28
Maximum offering price per share	$10.95	$13.28

Class Q:
Net assets	$4,345	n/a
Shares authorized	unlimited	n/a
Par value	$0.01	n/a
Shares outstanding	395	n/a
Net asset value and redemption price per share	$11.00	n/a
Maximum offering price per share	$11.00	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

		ING	ING	ING
	ING	Disciplined	Fundamental	LargeCap
	Real Estate	LargeCap	Research	Growth
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,340,659	$341,275	$41,421	$950,078
Interest	133,322	7,632	7,487	52,228
Securities lending income	—	290	—	28,352

Total investment income	3,473,981	349,197	48,908	1,030,658

EXPENSES:
Investment management fees	1,163,903	132,151	18,841	1,015,565

Distribution and service fees:
Class A	160,168	7,764	6,544	151,597
Class B	28,516	116,721	213	385,093
Class C	18,645	46,187	523	202,345
Class O	43,062	—	—	—
Class Q	—	—	—	1,361

Transfer agent fees:
Class A	43,684	2,860	3,141	63,796
Class B	1,959	12,898	25	56,733
Class C	1,279	5,104	62	29,800
Class I	31,175	—	—	8,367
Class O	3,554	—	—	—
Class Q	—	—	—	117
Administrative and shareholder servicing fees	166,270	32,684	2,691	135,407
Shareholder reporting expense	38,125	11,895	1,076	45,912
Registration fees	39,879	23,230	12,371	28,270
Professional fees	21,348	5,588	5,676	27,525
Custody and accounting expense	22,178	7,320	7,515	20,147
Trustee fees	5,815	524	269	6,832
Offering expense	—	—	88,923	—
Insurance expense	—	—	—	2,795
Miscellaneous expense	8,901	1,986	1,960	7,582
Interest Expense	—	—	—	1,126

Total expenses	1,798,461	406,912	149,830	2,190,370
Net waived and reimbursed fees	—	(27,999)	(115,617)	—
Brokerage commission recapture	(42,415)	—	—	(24,072)

Net expenses	1,756,046	378,913	34,213	2,166,298

Net investment income (loss)	1,717,935	(29,716)	14,695	(1,135,640)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	14,707,998	1,697,778	(40,644)	9,945,584
Foreign currency related transactions	—	—	—	21,767
Futures	—	23,710	15,078	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	14,707,998	1,721,488	(25,566)	9,967,351

Net change in unrealized appreciation or depreciation on:
Investments	64,884,149	2,021,182	441,008	8,075,833
Foreign currency related transactions	—	—	—	18
Futures	—	7,750	4,741	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	64,884,149	2,028,932	445,749	8,075,851

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	79,592,147	3,750,420	420,183	18,043,202

Increase in net assets resulting from operations	$81,310,082	$3,720,704	$434,878	$16,907,562

* Foreign taxes withheld	$—	$—	$191	$28,431

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$635,296	$32,562	$288,689	$3,232,671
Interest(1)	242,862	168	131,715	146,661
Securities lending income	43,688	—	68,645	—

Total investment income	921,846	32,730	489,049	3,379,332

EXPENSES:
Investment management fees	1,512,368	18,226	723,679	1,101,820

Distribution and service fees:
Class A	172,693	6,435	125,157	407,154
Class B	479,980	232	137,025	249,397
Class C	416,366	68	179,209	7,504
Class O	—	—	—	13,835
Class Q	5,839	—	223	—

Transfer agent fees:
Class A	124,413	3,089	101,622	135,922
Class B	103,620	27	33,423	29,320
Class C	89,963	8	43,659	873
Class I	184	—	546	—
Class O	—	—	—	5,884
Class Q	252	—	35	—
Administrative and shareholder servicing fees	285,420	2,604	140,273	—
Shareholder reporting expense	85,455	1,042	48,014	41,214
Registration fees	29,792	12,471	29,674	28,249
Professional fees	39,498	5,619	17,021	27,220
Custody and accounting expense	22,875	1,781	15,210	21,300
Trustee fees	8,700	260	3,421	3,660
Offering expense	—	89,352	—	—
Miscellaneous expense	13,248	1,763	8,681	11,965

Total expenses	3,390,666	142,977	1,606,872	2,085,317
Net waived and reimbursed fees	(840,268)	(110,197)	(260,063)	(116,592)

Net expenses	2,550,398	32,780	1,346,809	1,968,725

Net investment income (loss)	(1,628,552)	(50)	(857,760)	1,410,607

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on investments	9,708,446	(28,983)	12,515,763	14,930,306

Net change in unrealized appreciation or depreciation on:
Investments	(575,277)	451,825	(4,176,685)	12,746,513
Foreign currency related transactions	—	(2)	1	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(575,277)	451,823	(4,176,684)	12,746,513

Net realized and unrealized gain on investments and foreign currency related transactions	9,133,169	422,840	8,339,079	27,676,819

Increase in net assets resulting from operations	$7,504,617	$422,790	$7,481,319	$29,087,426

* Foreign taxes withheld	$—	$56	$—	$—
(1) Affiliated income	$—	$—	$—	$17,827

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

				ING
	ING		ING	MidCap
	LargeCap	ING	MidCap	Value
	Value	MagnaCap	Value	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$671,130	$4,380,918	$436,234	$487,312
Interest	108,535	185,260	37,563	707,409
Securities lending income	—	54,554	106,372	30,084

Total investment income	779,665	4,620,732	580,169	1,224,805

EXPENSES:
Investment management fees	326,123	1,314,588	417,660	523,101

Distribution and service fees:
Class A	58,902	478,860	48,408	85,682
Class B	44,102	132,756	116,564	39,268
Class C	65,315	32,364	120,375	141,057
Class M	—	12,851	—	—
Class Q	—	—	18	—

Transfer agent fees:
Class A	20,027	141,668	30,642	34,797
Class B	3,748	11,733	18,330	3,960
Class C	5,552	2,848	18,929	14,254
Class I	287	162	703	2
Class M	—	1,349	—	—
Class Q	—	—	9	—
Administrative service fees	36,892	—	43,621	52,310
Shareholder reporting expense	7,686	56,128	1,504	8,879
Registration fees	26,830	42,973	—	26,457
Professional fees	5,124	21,200	3,570	6,514
Custody and accounting expense	6,575	23,620	6,552	11,120
Trustee fees	549	7,035	3,141	707
Insurance expense	—	3,239	—	—
Miscellaneous expense	3,885	8,288	409	3,172
Interest Expense	—	—	170	—

Total expenses	611,597	2,291,662	830,605	951,280
Net waived and reimbursed fees	(2,644)	(159,624)	—	(31,729)
Brokerage commission recapture	(481)	—	(7,085)	(15,212)

Net expenses	608,472	2,132,038	823,520	904,339

Net investment income (loss)	171,193	2,488,694	(243,351)	320,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on investments	3,535,865	8,431,891	(2,701,676)	2,530,834

Net change in unrealized appreciation or depreciation on:
Investments	7,025,780	23,227,438	9,022,658	12,064,726
Foreign currency related transactions	—	(1)	—	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,025,780	23,227,437	9,022,658	12,064,726

Net realized and unrealized gain on investments and foreign currency related transactions	10,561,645	31,659,328	6,320,982	14,595,560

Increase in net assets resulting from operations	$10,732,838	$34,148,022	$6,077,631	$14,916,026

* Foreign taxes withheld	$759	$32,726	$5,620	$12,313

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

		ING
	ING	SmallCap
	SmallCap	Value
	Value	Choice
	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$298,336	$342,252
Interest	18,681	87,825
Securities lending income	149,326	—

Total investment income	466,343	430,077

EXPENSES:
Investment management fees	301,429	236,233

Distribution and service fees:
Class A	36,563	36,339
Class B	69,121	13,671
Class C	91,276	43,100
Class Q	41	—

Transfer agent fees:
Class A	24,877	15,844
Class B	11,759	1,490
Class C	15,513	4,698
Class I	29	1,637
Class Q	17	—
Administrative service fees	30,705	23,623
Shareholder reporting expense	15,870	4,964
Registration fees	30,244	23,813
Professional fees	7,950	4,634
Custody and accounting expense	5,731	8,128
Trustee fees	2,745	679
Miscellaneous expense	4,905	2,234
Interest Expense	108	—

Total expenses	648,883	421,087
Net waived and reimbursed fees	—	(34,749)
Brokerage commission recapture	(3,776)	(10,442)

Net expenses	645,107	375,896

Net investment income (loss)	(178,764)	54,181

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(2,696,781)	386,280
Net change in unrealized appreciation or depreciation on investments	4,083,426	3,704,779

Net realized and unrealized gain on investments	1,386,645	4,091,059

Increase in net assets resulting from operations	$1,207,881	$4,145,240

* Foreign taxes withheld	$2,061	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Disciplined
	ING Real Estate Fund		LargeCap Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$1,717,935	$4,054,361	$(29,716)	$(68,813)
Net realized gain on investments and futures	14,707,998	21,963,828	1,721,488	3,482,071
Net change in unrealized appreciation or depreciation on investments and futures	64,884,149	25,113,333	2,028,932	(624,407)

Net increase in net assets resulting from operations	81,310,082	51,131,522	3,720,704	2,788,851

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,490,716)	(2,566,941)	—	(20,068)
Class B	(46,973)	(105,254)	—	—
Class C	(28,782)	(62,864)	—	—
Class I	(2,007,083)	(4,784,572)	—	—
Class O	(403,689)	(599,987)	—	—

Net realized gains:
Class A	—	(5,812,816)	—	—
Class B	—	(302,426)	—	—
Class C	—	(179,433)	—	—
Class I	—	(10,452,149)	—	—
Class O	—	(1,290,330)	—	—

Total distributions	(3,977,243)	(26,156,772)	—	(20,068)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,690,215	115,308,881	2,181,823	4,211,548
Dividends reinvested	3,552,595	23,193,708	—	14,496

	66,242,810	138,502,589	2,181,823	4,226,044
Cost of shares redeemed	(28,376,816)	(101,643,495)	(6,142,058)	(14,571,436)

Net increase (decrease) in net assets resulting from capital share transactions	37,865,994	36,859,094	(3,960,235)	(10,345,392)

Net increase (decrease) in net assets	115,198,833	61,833,844	(239,531)	(7,576,609)

NET ASSETS:
Beginning of period	284,640,800	222,806,956	38,401,890	45,978,499

End of period	$399,839,633	$284,640,800	$38,162,359	$38,401,890

Undistributed net investment income (distributions in excess of net investment income or accumulated net investment loss) at end of period	$(1,164,122)	$1,095,186	$(29,716)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Fundamental
	Research Fund		ING LargeCap Growth Fund

	Six Months	December 28,	Six Months
	Ended	2005(1)	Ended	Year Ended
	November 30,	to May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$14,695	$6,990	$(1,135,640)	$(2,410,086)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(25,566)	70,340	9,967,351	36,220,023
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	445,749	(1,296)	8,075,851	(20,867,738)

Net increase in net assets resulting from operations	434,878	76,034	16,907,562	12,942,199

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	186,010	5,165,971	13,771,882	80,221,412
Cost of shares redeemed	(71,627)	(4,855)	(49,584,608)	(114,987,759)

Net increase (decrease) in net assets resulting from capital share transactions	114,383	5,161,116	(35,812,726)	(34,766,347)

Net increase (decrease) in net assets	549,261	5,237,150	(18,905,164)	(21,824,148)

NET ASSETS:
Beginning of period	5,237,150	—	288,777,923	310,602,071

End of period	$5,786,411	$5,237,150	$269,872,759	$288,777,923

Undistributed net investment income (accumulated net investment loss) at end of period	$25,842	$11,147	$(1,141,726)	$(6,086)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Opportunistic
	ING MidCap Opportunities Fund		LargeCap Fund

	Six Months		Six Months	December 28,
	Ended	Year Ended	Ended	2005(1)
	November 30,	May 31,	November 30,	to May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(1,628,552)	$(4,908,287)	$(50)	$28,546
Net realized gain (loss) on investments	9,708,446	98,754,455	(28,983)	(172,951)
Net change in unrealized appreciation or depreciation on investments and foreign currency transactions	(575,277)	(39,232,338)	451,823	152,642

Net increase in net assets resulting from operations	7,504,617	54,613,830	422,790	8,237

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,945,388	27,209,447	74,311	5,057,154
Cost of shares redeemed	(46,605,430)	(119,727,888)	(16,885)	—

Net increase (decrease) in net assets resulting from capital share transactions	(39,660,042)	(92,518,441)	57,426	5,057,154

Net increase (decrease) in net assets	(32,155,425)	(37,904,611)	480,216	5,065,391

NET ASSETS:
Beginning of period	328,877,369	366,781,980	5,065,391	—

End of period	$296,721,944	$328,877,369	$5,545,607	$5,065,391

Undistributed net investment income (accumulated net investment loss) at end of period	$(1,628,552)	$—	$34,574	$34,624

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SmallCap
	Opportunities Fund		ING Financial Services Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(857,760)	$(2,652,118)	$1,410,607	$2,194,203
Net realized gain on investments	12,515,763	64,527,257	14,930,306	23,899,698
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(4,176,684)	(28,193,494)	12,746,513	13,832,355

Net increase in net assets resulting from operations	7,481,319	33,681,645	29,087,426	39,926,256

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(1,740,903)
Class B	—	—	—	(73,306)
Class C	—	—	—	(2,732)
Class O	—	—	—	(58,021)

Net realized gains:
Class A	—	—	—	(15,589,580)
Class B	—	—	—	(8,219,594)
Class C	—	—	—	(19,903)
Class O	—	—	—	(461,154)

Total distributions	—	—	—	(26,165,193)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,517,786	29,308,006	34,874,358	61,106,269
Dividends reinvested	—	—	—	19,452,946

	4,517,786	29,308,006	34,874,358	80,559,215
Cost of shares redeemed	(24,859,239)	(95,852,416)	(46,577,534)	(97,577,296)

Net decrease in net assets resulting from capital share transactions	(20,341,453)	(66,544,410)	(11,703,176)	(17,018,081)

Net increase (decrease) in net assets	(12,860,134)	(32,862,765)	17,384,250	(3,257,018)

NET ASSETS:
Beginning of period	162,091,878	194,954,643	290,090,128	293,347,146

End of period	$149,231,744	$162,091,878	$307,474,378	$290,090,128

Undistributed net investment income (accumulated net investment loss) at end of period	$(857,760)	$—	$2,613,922	$1,203,315

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING LargeCap Value Fund		ING MagnaCap Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income	$171,193	$364,436	$2,488,694	$3,326,910
Net realized gain on investments	3,535,865	2,657,085	8,431,891	49,585,253
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,025,780	258,554	23,227,437	(8,969,892)

Net increase in net assets resulting from operations	10,732,838	3,280,075	34,148,022	43,942,271

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(217,524)	(1,255,160)	(3,246,856)
Class B	—	(4,140)	—	(76,481)
Class C	—	(15,696)	—	(12,808)
Class I	—	(31,556)	(15,644)	(33,945)
Class M	—	—	(2,298)	(20,123)

Net realized gains:
Class A	—	(1,407,656)	—	—
Class B	—	(456,950)	—	—
Class C	—	(667,380)	—	—
Class I	—	(154,947)	—	—

Total distributions	—	(2,955,849)	(1,273,102)	(3,390,213)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,430,594	20,646,122	7,764,231	16,026,134
Proceeds issued in merger	—	—	—	31,483,153
Dividends reinvested	—	2,113,921	1,128,805	2,971,606

	57,430,594	22,760,043	8,893,036	50,480,893
Cost of shares redeemed	(10,252,468)	(15,701,185)	(33,833,788)	(75,383,445)

Net increase (decrease) in net assets resulting from capital share transactions	47,178,126	7,058,858	(24,940,752)	(24,902,552)

Net increase in net assets	57,910,964	7,383,084	7,934,168	15,649,506

NET ASSETS:
Beginning of period	52,031,039	44,647,955	359,396,971	343,747,465

End of period	$109,942,003	$52,031,039	$367,331,139	$359,396,971

Undistributed net investment income at end of period	$384,271	$213,078	$2,199,894	$984,302

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING MidCap Value Fund		ING MidCap Value Choice Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(243,351)	$(1,339,358)	$320,466	$169,520
Net realized gain (loss) on investments	(2,701,676)	15,293,985	2,530,834	1,729,370
Net change in unrealized appreciation or depreciation on investments	9,022,658	(6,506,322)	12,064,726	6,938,428

Net increase in net assets resulting from operations	6,077,631	7,448,305	14,916,026	8,837,318

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(57,665)
Class B	—	—	—	(1,537)
Class C	—	—	—	(8,035)
Class I	—	—	—	(11,138)

Net realized gains:
Class A	—	(8,934,857)	—	(165,586)
Class B	—	(5,142,799)	—	(35,054)
Class C	—	(5,332,449)	—	(102,919)
Class I	—	(222,814)	—	(23,003)
Class M	—	(2,154)	—	—

Total distributions	—	(19,635,073)	—	(404,937)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,189,376	4,584,580	95,725,468	59,815,178
Dividends reinvested	—	15,883,657	—	286,053

	1,189,376	20,468,237	95,725,468	60,101,231
Cost of shares redeemed	(20,009,820)	(65,362,602)	(10,451,972)	(7,225,859)

Net increase (decrease) in net assets resulting from capital share transactions	(18,820,444)	(44,894,365)	85,273,496	52,875,372

Net increase (decrease) in net assets	(12,742,813)	(57,081,133)	100,189,522	61,307,753

NET ASSETS:
Beginning of period	96,609,871	153,691,004	68,024,002	6,716,249

End of period	$83,867,058	$96,609,871	$168,213,524	$68,024,002

Undistributed net investment income (accumulated net investment loss) at end of period	$(248,684)	$(5,333)	$487,641	$167,175

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING SmallCap Value
	ING SmallCap Value Fund		Choice Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(178,764)	$(556,600)	$54,181	$(35,021)
Net realized gain (loss) on investments	(2,696,781)	4,953,324	386,280	1,378,067
Net change in unrealized appreciation or depreciation on investments	4,083,426	3,335,087	3,704,779	2,321,540

Net increase in net assets resulting from operations	1,207,881	7,731,811	4,145,240	3,664,586

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(46,978)
Class B	—	—	—	(264)
Class C	—	—	—	(3,505)
Class I	—	—	—	(3,927)

Net realized gains:
Class A	—	(13,147,307)	—	(78,955)
Class B	—	(5,008,132)	—	(8,444)
Class C	—	(7,840,098)	—	(27,492)
Class I	—	(114,787)	—	(4,501)
Class Q	—	(15,523)	—	—

Return of capital:
Class A	—	(76,567)	—	—
Class B	—	(29,167)	—	—
Class C	—	(45,660)	—	—
Class I	—	(669)	—	—
Class O	—	(90)	—	—

Total distributions	—	(26,278,000)	—	(174,066)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	247,469	5,673,303	36,609,237	28,818,198
Dividends reinvested	—	21,203,110	—	129,190

	247,469	26,876,413	36,609,237	28,947,388
Cost of shares redeemed	(14,493,400)	(85,016,873)	(6,523,343)	(5,071,697)

Net increase (decrease) in net assets resulting from capital share transactions	(14,245,931)	(58,140,460)	30,085,894	23,875,691

Net increase (decrease) in net assets	(13,038,050)	(76,686,649)	34,231,134	27,366,211

NET ASSETS:
Beginning of period	70,397,465	147,084,114	33,450,176	6,083,965

End of period	$57,359,415	$70,397,465	$67,681,310	$33,450,176

Undistributed net investment income (accumulated net investment loss) at end of period	$(184,097)	$(5,333)	$57,072	$2,891

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months						December 20,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.42	14.82		12.76		11.06	10.06

Income from investment operations:
Net investment income	$0.08 *	0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain on investments	$4.36	3.02		3.04		2.29	1.04
Total from investment operations	$4.44	3.22		3.51		2.86	1.20

Less distributions from:
Net investment income	$0.22	0.49		0.50		0.65	0.20
Net realized gain from investments	$—	1.13		0.95		0.51	—
Total distributions	$0.22	1.62		1.45		1.16	0.20
Net asset value, end of period	$20.64	16.42		14.82		12.76	11.06

Total Return(2)%	27.23	22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$159,625	102,853		57,799		16,569	982

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.18	1.16		1.15		1.27	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.20	1.20		1.23		1.31	1.45
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.20	1.20		1.15		1.37	1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.91	1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	17	51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% and 2.16% to 0.61% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class B

	Six Months						November 20,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.45	14.85		12.78		11.10	10.00

Income from investment operations:
Net investment income	$0.02	0.08†		0.37	*	0.45	0.12
Net realized and unrealized gain on investments	$4.37	3.02		3.05		2.32	1.15
Total from investment operations	$4.39	3.10		3.42		2.77	1.27

Less distributions from:
Net investment income	$0.15	0.37		0.40		0.58	0.17
Net realized gain from investments	$—	1.13		0.95		0.51	—
Total distributions	$0.15	1.50		1.35		1.09	0.17
Net asset value, end of period	$20.69	16.45		14.85		12.78	11.10

Total Return(2)%	26.84	21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,601	5,037		3,484		1,990	149

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.93	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.95	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.95	1.95		1.90		2.12	2.30
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.17	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	17	51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% and 2.16% to 0.61% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						January 17,
	Ended	Year Ended May 31,					2003(1) to
	November 30,						May 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.98	15.28		13.11		11.37	9.96

Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain on investments	$4.51	3.09		3.13		2.40	1.50
Total from investment operations	$4.53	3.20		3.51		2.83	1.49

Less distributions from:
Net investment income	$0.15	0.37		0.39		0.58	0.08
Net realized gain from investments	$—	1.13		0.95		0.51	—
Total distributions	$0.15	1.50		1.34		1.09	0.08
Net asset value, end of period	$21.36	16.98		15.28		13.11	11.37

Total Return(2)%	26.81	21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,408	3,124		2,720		2,708	157

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.93	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (3)(4)%	1.95	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.95	1.95		1.90		2.12	2.30
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.17	0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	17	51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61% on Class C.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Six Months						Period
	Ended	Year Ended May 31,					Ended	Year Ended
	November 30,						May 31,	October 31,
	2006	2006		2005		2004	2003(1)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.25	15.49		13.28		11.45	9.98	9.77

Income from investment operations:
Net investment income	$0.12	0.28	*†	0.54	*	0.58	0.20	0.60
Net realized and unrealized gain on investments	$4.57	3.14		3.15		2.43	1.47	0.23
Total from investment operations	$4.69	3.42		3.69		3.01	1.67	0.83

Less distributions from:
Net investment income	$0.24	0.53		0.53		0.67	0.20	0.62
Net realized gain from investments	$—	1.13		0.95		0.51	—	—
Total distributions	$0.24	1.66		1.48		1.18	0.20	0.62
Net asset value, end of period	$21.70	17.25		15.49		13.28	11.45	9.98

Total Return(2)%	27.41	22.98		28.82		27.24	16.95	8.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$184,268	144,907		146,499		161,904	125,645	97,331

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.89	0.88		0.90		0.96	1.00	0.98
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	0.92	0.92		0.98		0.96	1.00	0.98
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	0.92	0.92		0.90		1.06	1.19	0.98
Net investment income after expense reimbursement(3)(4)%	1.20	1.68	†	3.70		4.69	4.26	4.29
Portfolio turnover rate %	17	51		91		132	62	106

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68% on Class I.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months	Year	September 15,
	Ended	Ended	2004(1) to
	November 30,	May 31,	May 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.40	14.81	13.52

Income from investment operations:
Net investment income	$0.09 *	0.21 †	0.39
Net realized and unrealized gain on investments	$4.35	3.00	2.23
Total from investment operations	$4.44	3.21	2.62

Less distributions from:
Net investment income	$0.22	0.49	0.38
Net realized gain from investments	$—	1.13	0.95
Total distributions	$0.22	1.62	1.33
Net asset value, end of period	$20.62	16.40	14.81

Total Return(2)%	27.29	22.60	20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,939	28,720	12,305

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.13	1.13	1.15
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.15	1.16	1.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.15	1.16	1.15
Net investment income after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.96	1.36 †	3.32
Portfolio turnover rate %	17	51	91

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% on Class O.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.32	9.68	8.82	7.61	8.43	9.87

Income (loss) from investment operations:
Net investment income	$0.03	0.05	0.06	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	$1.09	0.63	0.80	1.20	(0.85)	(1.47)
Total from investment operations	$1.12	0.68	0.86	1.21	(0.82)	(1.44)

Less distributions from:
Net investments income	$—	0.04	—	—	—	—
Total distributions	$—	0.04	—	—	—	—
Net asset value, end of period	$11.44	10.32	9.68	8.82	7.61	8.43

Total Return(1)%	10.85	7.02	9.75	15.90	(9.73)	(14.59)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,635	4,977	5,173	5,362	7,205	9,883

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.36	1.36	1.40	1.53	1.54	1.33
Gross expenses prior to expense reimbursement(3)(4)%	1.55	1.50	1.42	1.53	1.54	1.33
Net investment income (loss) after expense reimbursement(2)(3)%	0.51	0.51	0.60	0.11	0.32	0.12
Portfolio turnover rate %	56	173	154	200	106	149

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.83	9.25	8.49	7.37	8.23	9.70

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.01)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	$1.02	0.61	0.77	1.17	(0.83)	(1.40)
Total from investment operations	$1.01	0.58	0.76	1.12	(0.86)	(1.47)
Net asset value, end of period	$10.84	9.83	9.25	8.49	7.37	8.23

Total Return(1)%	10.27	6.27	8.95	15.20	(10.45)	(15.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,478	23,954	28,635	32,848	34,358	53,185

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.11	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement(3)%	2.25	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)(3)%	(0.26)	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	56	173	154	200	106	149

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.82	9.25	8.49	7.37	8.23	9.70

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.01)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	$1.03	0.60	0.77	1.18	(0.82)	(1.38)
Total from investment operations	$1.02	0.57	0.76	1.12	(0.86)	(1.47)
Net asset value, end of period	$10.84	9.82	9.25	8.49	7.37	8.23

Total Return(1)%	10.39	6.16	8.95	15.20	(10.45)	(15.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,049	9,471	12,170	15,233	21,478	36,486

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.11	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement(3)%	2.25	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)(3)%	(0.26)	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	56	173	154	200	106	149

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING FUNDAMENTAL RESEARCH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B		Class C		Class I

	Six Months		Six Months		Six Months		July 18,
	Ended	December 28,	Ended	February 6,	Ended	April 17,	2006(1) to
	November 30,	2005(1) to	November 30,	2006(1) to	November 30,	2006(1) to	November 30,
	2006	May 31, 2006	2006	May 31, 2006	2006	May 31, 2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.16	10.00	10.12	10.15	10.12	10.31	9.77

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.01	(0.01)*	(0.02)*	(0.01)*	(0.02)*	0.04 *
Net realized and unrealized gain (loss) on investments	$0.80	0.15	0.80	(0.01)*	0.81	(0.17)	1.19
Total from investment operations	$0.83	0.16	0.79	(0.03)	0.80	(0.19)	1.23
Net asset value, end of period	$10.99	10.16	10.91	10.12	10.92	10.12	11.00

Total Return(2)%	8.17	1.60	7.81	(0.30)	7.91	(1.84)	12.59

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,603	5,136	60	25	121	77	2

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00	2.00	2.00	0.88
Gross expenses prior to expense reimbursement(3)%	5.55	3.74	6.30	4.49	6.30	4.49	5.18
Net investment income (loss) after expense reimbursement(3)(4)%	0.57	0.32	(0.25)	(0.42)	(0.24)	(0.42)	0.99
Portfolio turnover rate %	116	54	116	54	116	54	116

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.64	17.88		18.11	14.33	16.59	24.40

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.10	)**	(0.07)	(0.10)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	$1.35	0.86		0.37	3.88	(2.11)	(7.63)
Total from investment operations	$1.28	0.76		0.30	3.78	(2.26)	(7.81)

Less distributions from:
Net investment income	$—	—		0.38	—	—	0.00 *
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.53	—	—	0.00 *
Net asset value, end of period	$19.92	18.64		17.88	18.11	14.33	16.59

Total Return(1)%	6.87	4.25		1.65	26.38	(13.62)	(31.99)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$85,826	95,300		111,208	109,858	40,941	65,642

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	1.43	1.44		1.43	1.42	1.60	1.58
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (2)(3)%	1.45	1.45		1.45	1.45	1.60	1.58
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.45	1.43		1.40	1.61	1.76	1.58
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	(0.67)	(0.55)		(0.49)	(0.82)	(0.96)	(1.12)
Portfolio turnover rate %	42	99		81	142	291	536

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.95	17.33		17.57	13.99	16.30	24.14

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.22	)**	(0.24)	(0.21)	(0.24)	(0.43)
Net realized and unrealized gain (loss) on investments	$1.31	0.84		0.41	3.79	(2.07)	(7.41)
Total from investment operations	$1.18	0.62		0.17	3.58	(2.31)	(7.84)

Less distributions from:
Net investment income	$—	—		0.26	—	—	—
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.41	—	—	—
Net asset value, end of period	$19.13	17.95		17.33	17.57	13.99	16.30

Total Return(1)%	6.57	3.58		0.97	25.59	(14.17)	(32.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$74,357	83,019		106,162	119,658	72,575	116,738

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	2.08	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(2)(3)%	2.10	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.10	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(2)(3)%	(1.32)	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	42	99		81	142	291	536

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.90	17.27		17.52	13.95	16.25	24.07

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.22	)*	(0.19)	(0.22)	(0.25)	(0.48)
Net realized and unrealized gain (loss) on investments	$1.30	0.85		0.36	3.79	(2.05)	(7.34)
Total from investment operations	$1.17	0.63		0.17	3.57	(2.30)	(7.82)

Less distributions from:
Net investment income	$—	—		0.27	—	—	—
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.42	—	—	—
Net asset value, end of period	$19.07	17.90		17.27	17.52	13.95	16.25

Total Return(2)%	6.54	3.65		0.92	25.59	(14.15)	(32.49)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,047	43,089		52,355	53,976	31,516	54,048

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.08	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	2.10	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.10	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.32)	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	42	99		81	142	291	536

	Class I

	Six Months						January 8,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$19.35	18.47		18.69	14.71	16.93	21.04

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.01	)*	0.02	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.40	0.89		0.37	4.03	(2.16)	(4.09)
Total from investment operations	$1.38	0.88		0.39	3.98	(2.22)	(4.11)

Less distributions from:
Net investment income	$—	—		0.46	—	—	—
Return of capital	$—	—		0.15	—	—	—
Total distribution	$—	—		0.61	—	—	—
Net asset value, end of period	$20.73	19.35		18.47	18.69	14.71	16.93

Total Return(2)%	7.13	4.76		2.07	27.06	(13.11)	(19.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$68,496	66,319		38,841	36,504	22,156	26,106

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.96	0.98		0.97	0.91	1.05	0.96
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	0.98	0.98		0.99	0.94	1.05	0.96
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	0.98	0.97		0.94	1.10	1.21	0.96
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.20)	(0.05)		(0.02)	(0.31)	(0.42)	(0.43)
Portfolio turnover rate %	42	99		81	142	291	536

(1) Commencement of operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$19.17	18.35		18.58	14.66	16.92	24.81

Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.07	)*	(0.06)	(0.11)	(0.15)	(0.44)
Net realized and unrealized gain (loss) on investments	$1.38	0.89		0.40	4.03	(2.11)	(7.44)
Total from investment operations	$1.34	0.82		0.34	3.92	(2.26)	(7.88)

Less distributions from:
Net investment income	$—	—		0.42	—	—	0.01
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.57	—	—	0.01
Net asset value, end of period	$20.51	19.17		18.35	18.58	14.66	16.92

Total Return(1)%	6.99	4.47		1.81	26.74	(13.36)	(31.77)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,146	1,051		2,037	6,035	6,178	16,840

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	1.21	1.23		1.22	1.14	1.31	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture (2)(3)%	1.23	1.24		1.24	1.17	1.31	1.21
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.23	1.22		1.19	1.32	1.47	1.21
Net investment loss after expense reimbursement and brokerage commission recapture(2)(3)%	(0.45)	(0.36)		(0.27)	(0.53)	(0.66)	(0.76)
Portfolio turnover rate %	42	99		81	142	291	536

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.18	13.01		12.06	10.12	11.11	14.58

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.13	)*	(0.16)	(0.06)	(0.12)	(0.17)*
Net realized and unrealized gain (loss) on investments	$0.53	2.30		1.10	2.00	(0.87)	(3.30)
Total from investment operations	$0.48	2.17		0.94	1.94	(0.99)	(3.47)
Payment by affiliate	$—	—		0.01	—	—	—
Net asset value, end of period	$15.66	15.18		13.01	12.06	10.12	11.11

Total Return(1)%	3.16	16.68		7.88 †	19.17	(8.91)	(23.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$114,734	122,820		118,668	133,363	44,010	68,106

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.25	1.39		1.64	1.59	1.50	1.77
Gross expenses prior to expense reimbursement/recoupment(3)(4)%	1.84	1.82		1.71	1.70	1.83	1.99
Net investment loss after expense reimbursement/recoupment(2)(3)%	(0.64)	(0.90)		(1.15)	(1.06)	(1.15)	(1.45)
Portfolio turnover rate %	86	103		50	115	345	399

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.37	12.41		11.59	9.80	10.83	14.30

Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.23	)*	(0.27)	(0.06)	(0.20)	(0.25)*
Net realized and unrealized gain (loss) on investments	$0.51	2.19		1.08	1.85	(0.83)	(3.22)
Total from investment operations	$0.40	1.96		0.81	1.79	(1.03)	(3.47)
Payment by affiliate	$—	—		0.01	—	—	—
Net asset value, end of period	$14.77	14.37		12.41	11.59	9.80	10.83

Total Return(1)%	2.78	15.79		7.08 †	18.27	(9.51)	(24.27)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91,789	107,722		139,100	191,288	43,183	69,621

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.00	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement/recoupment(3)%	2.54	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement/recoupment(2)(3)%	(1.39)	(1.66)		(1.87)	(1.69)	(1.85)	(2.15)
Portfolio turnover rate %	86	103		50	115	345	399

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.30	12.35		11.53	9.75	10.77	14.24

Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.23	)*	(0.26)	(0.12)	(0.19)	(0.25)*
Net realized and unrealized gain (loss) on investments	$0.50	2.18		1.07	1.90	(0.83)	(3.22)
Total from investment operations	$0.40	1.95		0.81	1.78	(1.02)	(3.47)
Payment by affiliate	$—	—		0.01	—	—	—
Net asset value, end of period	$14.70	14.30		12.35	11.53	9.75	10.77

Total Return(1)%	2.80	15.79		7.11 †	18.26	(9.47)	(24.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$81,911	90,156		101,261	131,461	67,730	100,888

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.00	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement(3)%	2.54	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement(2)(3)%	(1.39)	(1.66)		(1.88)	(1.80)	(1.85)	(2.15)
Portfolio turnover rate %	86	103		50	115	345	399

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.64	13.35	12.33	10.33		11.29	14.73

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.07)	(0.09)	(0.09	)*	(0.11)	(0.11)*
Net realized and unrealized gain (loss) on investments	$0.54	2.36	1.10	2.09		(0.85)	(3.33)
Total from investment operations	$0.53	2.29	1.01	2.00		(0.96)	(3.44)
Payment by affiliate	$—	—	0.01	—		—	—
Net asset value, end of period	$16.17	15.64	13.35	12.33		10.33	11.29

Total Return(1)%	3.39	17.15	8.27 †	19.36		(8.50)	(23.35)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,425	3,376	3,000	2,614		10,844	39,874

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.79	0.97	1.22	1.17		1.09	1.26
Gross expenses prior to expense reimbursement(3)%	1.33	1.34	1.27	1.31		1.41	1.50
Net investment loss after expense reimbursement (2)(3)%	(0.19)	(0.48)	(0.72)	(0.81)		(0.71)	(0.95)
Portfolio turnover rate %	86	103	50	115		345	399

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.36	13.15	12.17	10.19		11.16	14.63

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.11)	(0.13)	(0.10	)*	(0.09)	(0.17)*
Net realized and unrealized gain (loss) on investments	$0.54	2.32	1.10	2.08		(0.88)	(3.30)
Total from investment operations	$0.51	2.21	0.97	1.98		(0.97)	(3.47)
Payment by affiliate	$—	—	0.01	—		—	—
Net asset value, end of period	$15.87	15.36	13.15	12.17		10.19	11.16

Total Return(1)%	3.32	16.81	8.05 †	19.43		(8.69)	(23.72)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,863	4,805	4,753	4,898		4,886	6,563

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.04	1.22	1.47	1.45		1.33	1.63
Gross expenses prior to expense reimbursement(3)%	1.58	1.60	1.52	1.56		1.66	1.69
Net investment loss after expense reimbursement (2)(3)%	(0.43)	(0.73)	(0.98)	(1.00)		(0.98)	(1.35)
Portfolio turnover rate %	86	103	50	115		345	399

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B		Class C

	Six Months		Six Months		Six Months
	Ended	December 28,	Ended	April 5,	Ended	April 27,
	November 30,	2005(1) to	November 30,	2006(1) to	November 30,	2006(1) to
	2006	May 31, 2006	2006	May 31, 2006	2006	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.02	10.00	10.01	10.65	10.01	10.48

Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	0.06	(0.03)**	(0.01)	(0.03)**	(0.01)
Net realized and unrealized loss on investments	$0.84	(0.04)	0.82	(0.63)	0.81	(0.46)
Total from investment operations	$0.84	0.02	0.79	(0.64)	0.78	(0.47)
Net asset value, end of period	$10.86	10.02	10.80	10.01	10.79	10.01

Total Return(2)%	8.38	0.20	7.89	(6.10)	7.79	(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,457	5,021	67	35	21	10

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)%	1.25	1.25	2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement (3)%	5.48	3.74	6.23	4.49	6.23	4.54
Net investment income (loss) after expense reimbursement(3)(4)%	0.01	1.32	(0.64)	(0.81)	(0.65)	(0.74)
Portfolio turnover rate %	87	51	87	51	87	51

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.23	24.37		22.53		18.16	24.04	38.78

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.31	)*	(0.31	)*	(0.37)	(0.35)	(0.51)*
Net realized and unrealized gain (loss) on investments	$1.80	5.17		2.15		4.74	(5.53)	(13.24)
Total from investment operations	$1.67	4.86		1.84		4.37	(5.88)	(13.75)

Less distributions from:
Net realized gain from investments	$—	—		—		—	—	0.99
Total distributions	$—	—		—		—	—	0.99
Net asset value, end of period	$30.90	29.23		24.37		22.53	18.16	24.04

Total Return(1)%	5.71	19.94		8.17		24.06 †	(24.46)	(35.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,757	89,328		93,821		105,890	118,570	183,810

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.50	1.50		1.63		1.74	1.88	1.81
Gross expenses prior to expense reimbursement (2)(3)%	1.86	1.85		1.74		1.74	1.88	1.81
Net investment loss after expense reimbursement(2)%	(0.83)	(1.13)		(1.36)		(1.52)	(1.80)	(1.70)
Portfolio turnover rate %	36	87		62		60	357	427

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$26.57	22.32		20.78		16.87	22.48	36.60

Income (loss) from investment operations:
Net investment loss	$(0.21)*	(0.47	)*	(0.44	)*	(0.50)	(0.48)	(0.68)*
Net realized and unrealized gain (loss) on investments	$1.62	4.72		1.98		4.41	(5.13)	(12.45)
Total from investment operations	$1.41	4.25		1.54		3.91	(5.61)	(13.13)

Less distributions from:
Net realized gain from investments	$—	—		—		—	—	0.99
Total distributions	$—	—		—		—	—	0.99
Net asset value, end of period	$27.98	26.57		22.32		20.78	16.87	22.48

Total Return(1)%	5.31	19.04		7.41		23.18 †	(24.96)	(36.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,571	30,678		43,929		77,751	85,465	154,899

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.25	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement (2)%	2.56	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement(2)%	(1.58)	(1.88)		(2.10)		(2.07)	(2.50)	(2.40)
Portfolio turnover rate %	36	87		62		60	357	427

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$26.51	22.27		20.73		16.83	22.44	36.53

Income (loss) from investment operations:
Net investment loss	$(0.21)*	(0.47	)*	(0.44	)*	(0.49)	(0.49)	(0.67)*
Net realized and unrealized gain (loss) on investments	$1.62	4.71		1.98		4.39	(5.12)	(12.43)
Total from investment operations	$1.41	4.24		1.54		3.90	(5.61)	(13.10)

Less distributions from:
Net realized gain from investments	$—	—		—		—	—	0.99
Total distributions	$—	—		—		—	—	0.99
Net asset value, end of period	$27.92	26.51		22.27		20.73	16.83	22.44

Total Return(1)%	5.32	19.04		7.43		23.17 †	(25.00)	(36.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,761	39,174		43,603		57,140	63,406	119,498

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.25	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement(2)%	2.56	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement(2)%	(1.60)	(1.88)		(2.09)		(2.06)	(2.50)	(2.40)
Portfolio turnover rate %	36	87		62		60	357	427

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.82	24.73		22.76	18.27	24.07	39.02

Income (loss) from investment operations:
Net investment loss	$(0.06)*	(0.18	)*	(0.21)	(0.23)	(0.23)	(0.36)*
Net realized and unrealized gain (loss) on investments	$1.83	5.27		2.18	4.72	(5.57)	(13.60)
Total from investment operations	$1.77	5.09		1.97	4.49	(5.80)	(13.96)

Less distributions from:
Net realized gain from investments	$—	—		—	—	—	0.99
Total distributions	$—	—		—	—	—	0.99
Net asset value, end of period	$31.59	29.82		24.73	22.76	18.27	24.07

Total Return(1)%	5.94	20.58		8.66	24.58 †	(24.10)	(36.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,958	2,727		13,359	11,526	8,510	10,700

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.04	1.04		1.17	1.31	1.46	1.41
Gross expenses prior to expense reimbursement(2)%	1.35	1.34		1.28	1.31	1.46	1.41
Net investment loss after expense reimbursement (2)%	(0.38)	(0.65)		(0.91)	(1.09)	(1.37)	(1.34)
Portfolio turnover rate %	36	87		62	60	357	423

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.50	24.54		22.64		18.22		24.07	38.81

Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.26	)*	(0.27	)*	(0.29	)*	(0.53)	(0.51)*
Net realized and unrealized gain (loss) on investments	$1.81	5.22		2.17		4.13		(5.32)	(13.24)
Total from investment operations	$1.71	4.96		1.90		4.42		(5.85)	(13.75)

Less distributions from:
Net realized gain from investments	$—	—		—		—		—	0.99
Total distributions	$—	—		—		—		—	0.99
Net asset value, end of period	$31.21	29.50		24.54		22.64		18.22	24.07

Total Return(1)%	5.80	20.21		8.39		24.26	†	(24.30)	(35.83)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$184	186		243		463		906	3,651

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.29	1.30		1.45		1.57		1.70	1.66
Gross expenses prior to expense reimbursement(3)%	1.60	1.59		1.56		1.57		1.70	1.66
Net investment loss after expense reimbursement(2)(3)%	(0.63)	(0.93)		(1.19)		(1.36)		(1.62)	(1.62)
Portfolio turnover rate %	36	87		62		60		357	423

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

** Per share data calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$23.23	22.21	22.03	19.24	22.11	23.36

Income (loss) from investment operations:
Net investment income	$0.13	0.23	0.16	0.09	0.12	0.14
Net realized and unrealized gain (loss) on investments	$2.29	3.00	1.58	3.60	(1.78)	1.29
Total from investment operations	$2.42	3.23	1.74	3.69	(1.66)	1.43

Less distributions from:
Net investment income	$—	0.22	0.08	0.08	0.09	0.33
Net realized gain from investments	$—	1.99	1.48	0.82	1.12	2.35
Total distributions	$—	2.21	1.56	0.90	1.21	2.68
Net asset value, end of period	$25.65	23.23	22.21	22.03	19.24	22.11

Total Return(1)%	10.42	14.71	7.97	19.57	(6.98)	7.05

Ratios and Supplemental Data:
Net assets, end of period (millions)	$249	215	183	193	182	231

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.20	1.19	1.17	1.41	1.52	1.48
Gross expenses prior to expense reimbursement(3)%	1.30	1.29	1.27	1.41	1.52	1.48
Net investment income after expense reimbursement(2) (3)%	1.10	0.99	0.69	0.40	0.54	0.54
Portfolio turnover rate %	17	26	27	35	19	43

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$22.86	21.87		21.79	19.12	22.03	23.28

Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	0.05	*	(0.01)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	$2.26	2.95		1.57	3.57	(1.72)	1.29
Total from investment operations	$2.29	3.00		1.56	3.49	(1.79)	1.25

Less distributions from:
Net investment income	$—	0.02		—	—	—	0.15
Net realized gain from investments	$—	1.99		1.48	0.82	1.12	2.35
Total distributions	$—	2.01		1.48	0.82	1.12	2.50
Net asset value, end of period	$25.15	22.86		21.87	21.79	19.12	22.03

Total Return(1)%	10.02	13.81		7.21	18.60	(7.66)	6.22

Ratios and Supplemental Data:
Net assets, end of period (millions)	$42	64		107	127	127	171

Ratios to average net assets:
Expenses(3)%	1.95	1.94		1.92	2.16	2.27	2.23
Net investment income (loss) after expense reimbursement(3)%	0.27	0.21		(0.06)	(0.36)	(0.21)	(0.21)
Portfolio turnover rate %	17	26		27	35	19	43

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C			Class O

	Six Months		August 24,	Six Months		September 15,
	Ended	Year Ended	2004(1) to	Ended	Year Ended	2004(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,	May 31,
	2006	2006	2005	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$22.53	21.78	21.78	23.13	22.15	22.67

Income from investment operations:
Net investment income	$0.05 *	0.08 *	0.09	0.14 *	0.22	0.17
Net realized and unrealized gain on investments	$2.21	2.93	1.49	2.28	3.00	0.92
Total from investment operations	$2.26	3.01	1.58	2.42	3.22	1.09

Less distributions from:
Net investment income	$—	0.27	0.10	—	0.25	0.13
Net realized gain from investments	$—	1.99	1.48	—	1.99	1.48
Total distributions	$—	2.26	1.58	—	2.24	1.61
Net asset value, end of period	$24.79	22.53	21.78	25.55	23.13	22.15

Total Return(2)%	10.03	13.97	7.29	10.46	14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,814	1,311	13	14,196	9,659	3,658

Ratios to average net assets:
Expenses(3)%	1.95	1.94	1.92	1.19	1.19	1.17
Net investment income after expense reimbursement(3)%	0.39	0.35	0.12	1.16	1.03	0.80
Portfolio turnover rate %	17	26	27	17	26	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B

	Six Months	Year Ended		February 2,	Six Months	Year Ended			February 2,
	Ended	May 31,		2004(1) to	Ended	May 31,			2004(1) to
	November 30,			May 31,	November 30,				May 31,
	2006	2006	2005	2004	2006	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.31	10.23	9.65	10.00	10.25	10.17	9.63		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.04 **	0.10	0.05	0.01	(0.01)	0.03	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$1.64	0.64	0.69	(0.36)	1.64	0.63	0.65		(0.37)
Total from investment operations	$1.68	0.74	0.74	(0.35)	1.63	0.66	0.65		(0.37)

Less distributions from:
Net investment income	$—	0.09	0.08	—	—	0.01	0.03		—
Net realized gains on investments	$—	0.57	0.08	—	—	0.57	0.08		—
Total distributions	$—	0.66	0.16	—	—	0.58	0.11		—
Net asset value, end of period	$11.99	10.31	10.23	9.65	11.88	10.25	10.17		9.63

Total Return(2)%	16.29	7.65	7.64	(3.50)	15.90	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$76,146	29,839	22,079	4,729	10,381	7,645	8,447		2,601

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.45	1.45	1.45	1.35	2.20	2.20	2.20		2.10
Gross expenses prior to expense reimbursement(3)%	1.45	1.50	1.94	4.05	2.20	2.25	2.69		4.80
Net investment income (loss) after expense reimbursement(3)(4)%	0.67	1.06	0.93	0.72	(0.10)	0.29	0.17		(0.07)
Portfolio turnover rate %	24	34	47	4	24	34	47		4

	Class C

	Six Months	Year Ended			February 3,
	Ended	May 31,			2004(1) to
	November 30,				May 31,
	2006	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.17	9.63		9.96

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.03	0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$1.64	0.62	0.65		(0.33)
Total from investment operations	$1.63	0.65	0.65		(0.33)

Less distributions from:
Net investment income	$—	0.01	0.03		—
Net realized gains on investments	$—	0.57	0.08		—
Total distributions	$—	0.58	0.11		—
Net asset value, end of period	$11.87	10.24	10.17		9.63

Total Return(2)%	15.92	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,718	11,566	11,358		3,793

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.20	2.20	2.20		2.11
Gross expenses prior to expense reimbursement(3)%	2.20	2.25	2.69		4.81
Net investment income (loss) after expense reimbursement(3)(4)%	(0.10)	0.29	0.17		(0.03)
Portfolio turnover rate %	24	34	47		4

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount is less than $0.005 or $(0.005) per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Six Months	Year	August 2,
	Ended	Ended	2004(1) to
	November 30,	May 31,	May 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.32	10.24	9.72

Income from investment operations:
Net investment income	$0.06 *	0.14	0.10
Net realized and unrealized gain on investments	$1.64	0.63	0.59
Total from investment operations	$1.70	0.77	0.69

Less distributions from:
Net investment income	$—	0.12	0.09
Net realized gains on investments	$—	0.57	0.08
Total distributions	$—	0.69	0.17
Net asset value, end of period	$12.02	10.32	10.24

Total Return(2)%	16.47	7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,697	2,981	2,764

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13	1.18	1.16
Gross expenses prior to expense reimbursement(3)%	1.13	1.23	1.65
Net investment income after expense reimbursement(3)(4)%	0.99	1.31	1.22
Portfolio turnover rate %	24	34	47

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.12	10.81	10.28	8.82	10.11	13.54

Income (loss) from investment operations:
Net investment income	$0.09	0.12	0.12	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	$1.13	1.31	0.54	1.46	(1.32)	(1.53)
Total from investment operations	$1.22	1.43	0.66	1.55	(1.26)	(1.46)

Less distributions from:
Net investment income	$0.05	0.12	0.13	0.09	0.03	0.07
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$0.05	0.12	0.13	0.09	0.03	1.97
Net asset value, end of period	$13.29	12.12	10.81	10.28	8.82	10.11

Total Return(1)%	10.09	13.32	6.48	17.64	(12.46)	(10.96)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$328,787	317,309	293,793	311,087	156,902	211,602

Ratios to average net assets:
Net expenses after expense reimbursements (2)(3)%	1.11	1.09	1.15	1.35	1.45	1.34
Gross expenses prior to expense reimbursements(3)%	1.21	1.19	—	—	—	—
Net investment income after expense reimbursement(2)(3)%	1.47	1.03	1.12	1.10	0.73	0.59
Portfolio turnover rate %	42	80	50	28	110	75

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.73	10.46	9.91	8.48	9.75	13.14

Income (loss) from investment operations:
Net investment income (loss)	$0.04 **	0.04	0.06	0.04	0.00 *	(0.02)
Net realized and unrealized gain (loss) on investments	$1.08	1.25	0.51	1.39	(1.27)	(1.47)
Total from investment operations	$1.12	1.29	0.57	1.43	(1.27)	(1.49)

Less distributions from:
Net investment income	$—	0.02	0.02	—	—	—
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$—	0.02	0.02	—	—	1.90
Net asset value, end of period	$12.85	11.73	10.46	9.91	8.48	9.75

Total Return(1)%	9.55	12.38	5.77	16.86	(13.03)	(11.61)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,665	29,186	36,962	52,812	50,677	79,685

Ratios to average net assets:
Expenses(3)%	1.91	1.89	1.85	2.05	2.15	2.04
Net investment income (loss) after expense reimbursement(2)(3)%	0.64	0.22	0.43	0.35	0.03	(0.11)
Portfolio turnover rate %	42	80	50	28	110	75

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.74	10.46	9.91	8.48	9.76	13.14

Income (loss) from investment operations:
Net investment income (loss)	$0.04 **	0.03	0.08	0.03	0.00 *	(0.01)
Net realized and unrealized gain (loss) on investments	$1.08	1.27	0.49	1.40	(1.28)	(1.47)
Total from investment operations	$1.12	1.30	0.57	1.43	(1.28)	(1.48)

Less distributions from:
Net investment income	$—	0.02	0.02	—	—	—
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$—	0.02	0.02	—	—	1.90
Net asset value, end of period	$12.86	11.74	10.46	9.91	8.48	9.76

Total Return(2)%	9.54	12.45	5.77	16.86	(13.11)	(11.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,411	6,657	6,490	11,502	8,291	9,693

Ratios to average net assets:
Expenses(3)%	1.91	1.89	1.85	2.05	2.15	2.04
Net investment income (loss) after expense reimbursement(2)(3)%	0.65	0.22	0.43	0.36	0.03	(0.11)
Portfolio turnover rate %	42	80	50	28	110	75

	Class I

	Six Months				March 5,
	Ended	Year Ended May 31,			2003(1) to
	November 30,				May 31,
	2006	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.07	10.76	10.27	8.82	7.55

Income from investment operations:
Net investment income	$0.11	0.15	0.16	0.15	0.01
Net realized and unrealized gain on investments	$1.11	1.31	0.53	1.44	1.26
Total from investment operations	$1.22	1.46	0.69	1.59	1.27

Less distributions from:
Net investment income	$0.07	0.15	0.20	0.14	—
Total distributions	$0.07	0.15	0.20	0.14	—
Net asset value, end of period	$13.22	12.07	10.76	10.27	8.82

Total Return(2)%	10.15	13.65	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,993	2,713	2,454	8	7

Ratios to average net assets:
Expenses(3)%	0.84	0.82	0.80	0.88	0.92
Net investment income after expense reimbursement (2)(3)%	1.75	1.28	1.47	1.55	2.06
Portfolio turnover rate %	42	80	50	28	110

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class M

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.03	10.73	10.16	8.68	9.96	13.36

Income (loss) from investment operations:
Net investment income	$0.06	0.07	0.09	0.08	0.03	0.02
Net realized and unrealized gain (loss) on investments	$1.11	1.29	0.52	1.41	(1.31)	(1.50)
Total from investment operations	$1.17	1.36	0.61	1.49	(1.28)	(1.48)

Less distributions from:
Net investment income	$0.01	0.06	0.04	0.01	—	0.02
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$0.01	0.06	0.04	0.01	—	1.92
Net asset value, end of period	$13.19	12.03	10.73	10.16	8.68	9.96

Total Return(1)%	9.72	12.73	6.01	17.13	(12.85)	(11.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,476	3,533	4,048	5,270	7,445	12,074

Ratios to average net assets:
Expenses(2)%	1.66	1.59	1.60	1.80	1.90	1.79
Net investment income(2)%	0.92	0.52	0.67	0.55	0.28	0.14
Portfolio turnover rate %	42	80	50	28	110	75

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months						February 1,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.98	11.02		11.53	8.36	10.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.07	)**	(0.04)	(0.02)	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.82	0.78		0.41	3.19	(1.77)	0.28
Total from investment operations	$0.81	0.71		0.37	3.17	(1.77)	0.28

Less distributions from:
Net investment income	$—	—		—	—	0.04	—
Net realized gain from investments	$—	1.75		0.88	—	0.11	—
Total distributions	$—	1.75		0.88	—	0.15	—
Net asset value, end of period	$10.79	9.98		11.02	11.53	8.36	10.28

Total Return(2)%	8.12	7.35		3.13	37.92	(16.94)	2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,857	43,356		71,136	58,631	15,026	25,325

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.49	1.63		1.63	1.75	1.75	1.61
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.50	1.63		1.63	1.75	1.75	1.61
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.50	1.63		1.53	1.62	2.17	3.05
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.16)	(0.67)		(0.35)	(0.18)	(0.10)	0.04
Portfolio turnover rate %	15	42		79	70	72	13

	Class B

	Six Months						February 4,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.68	10.81		11.41	8.34	10.27	9.87

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.15	)**	(0.12)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.79	0.77		0.40	3.14	(1.75)	0.41
Total from investment operations	$0.74	0.62		0.28	3.07	(1.81)	0.40

Less distributions from:
Net investment income	$—	—		—	—	0.01	—
Net realized gain from investments	$—	1.75		0.88	—	0.11	—
Total distributions	$—	1.75		0.88	—	0.12	—
Net asset value, end of period	$10.42	9.68		10.81	11.41	8.34	10.27

Total Return(2)%	7.64	6.60		2.35	36.81	(17.40)	4.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,947	25,825		38,071	34,856	12,205	11,656

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	2.24	2.38		2.38	2.50	2.50	2.36
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	2.25	2.38		2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.25	2.38		2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.90)	(1.42)		(1.09)	(0.95)	(0.82)	(0.71)
Portfolio turnover rate %	15	42		79	70	72	13

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						February 4,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.68	10.81		11.40	8.34	10.26	9.87

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.15	)*	(0.12)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.79	0.77		0.41	3.13	(1.75)	0.40
Total from investment operations	$0.74	0.62		0.29	3.06	(1.80)	0.39

Less distributions from:
Net investment income	$—	—		—	—	0.01	—
Net realized gain from investments	$—	1.75		0.88	—	0.11	—
Total distributions	$—	1.75		0.88	—	0.12	—
Net asset value, end of period	$10.42	9.68		10.81	11.40	8.34	10.26

Total Return(2)%	7.64	6.62		2.44	36.69	(17.32)	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,191	25,996		42,426	31,982	12,034	9,731

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	2.24	2.38		2.38	2.50	2.50	2.36
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	2.25	2.38		2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.25	2.38		2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.90)	(1.42)		(1.09)	(0.94)	(0.81)	(0.71)
Portfolio turnover rate %	15	42		79	70	72	13

	Class I

	Six Months						March 4,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.15	11.16	11.61	8.39		10.30	10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.05)	(0.01)	0.01	*	0.01	0.01
Net realized and unrealized gain (loss) on investments	$0.83	0.79	0.44	3.21		(1.74)	0.09
Total from investment operations	$0.84	0.74	0.43	3.22		(1.73)	0.10

Less distributions from:
Net investment income	$—	—	—	—		0.07	—
Net realized gain from investments	$—	1.75	0.88	—		0.11	—
Total distributions	$—	1.75	0.88	—		0.18	—
Net asset value, end of period	$10.99	10.15	11.16	11.61		8.39	10.30

Total Return(2)%	8.28	7.55	3.64	38.38		(16.35)	0.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$856	1,418	2,037	2,157		197	71

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.24	1.38	1.36	1.46		1.28	1.24
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.25	1.38	1.36	1.46		1.28	1.24
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.25	1.38	1.26	1.34		1.70	2.60
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.15	(0.42)	(0.05)	0.22		0.46	0.38
Portfolio turnover rate %	15	42	79	70		72	133

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months						April 17,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.96	11.00	11.54	8.36		10.28	10.52

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.07)	(0.07)	(0.02	)**	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.82	0.78	0.41	3.20		(1.75)	(0.24)
Total from investment operations	$0.81	0.71	0.34	3.18		(1.75)	(0.24)

Less distributions from:
Net investment income	$—	—	—	—		0.06	—
Net realized gain from investments	$—	1.75	0.88	—		0.11	—
Total distributions	$—	1.75	0.88	—		0.17	—
Net asset value, end of period	$10.77	9.96	11.00	11.54		8.36	10.28

Total Return(2)%	8.13	7.37	2.85	38.04		(16.62)	(2.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16	15	20	20		14	11

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.49	1.61	1.63	1.67		1.54	1.52
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (3)(4)%	1.50	1.61	1.63	1.67		1.54	1.52
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.50	1.61	1.53	1.54		1.96	2.28
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.11)	(0.63)	(0.65)	(0.16)		0.14	0.43
Portfolio turnover rate %	15	42	79	70		72	13

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B

	Six Months	Year	February 1,	Six Months	Year	February 1,
	Ended	Ended	2005(1) to	Ended	Ended	2005(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,	May 31,
	2006	2006	2005	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.43	9.97	10.00	13.35	9.95	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.06 **	0.10 **	0.00 *	0.01 **	0.00 **	(0.01)
Net realized and unrealized income (loss) on investments	$1.54	3.51	(0.03)	1.53	3.52	(0.04)
Total from investment operations	$1.60	3.61	(0.03)	1.54	3.52	(0.05)

Less distributions from:
Net investment income	$—	0.04	—	—	0.01	—
Net realized gain from investments	$—	0.11	—	—	0.11	—
Total distributions	$—	0.15	—	—	0.12	—
Net asset value, end of period	$15.03	13.43	9.97	14.89	13.35	9.95

Total Return(2)%	11.91	36.48	(0.30)	11.54	35.54	(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$119,980	39,931	3,598	9,971	6,538	1,107

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.47	1.50	1.50	2.22	2.25	2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50	1.51	1.50	2.25	2.26	2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.56	1.86	4.95	2.31	2.61	5.70
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.89	0.84	0.23	0.08	0.05	(0.48)
Portfolio turnover rate %	17	27	10	17	27	10

	Class C				Class I

	Six Months	Year	February 7,		Six Months	September 16,
	Ended	Ended	2005(1) to		Ended	2005(1) to
	November 30,	May 31,	May 31,		November 30,	May 31,
	2006	2006	2005		2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.34	9.94	9.94		13.43	11.18

Income (loss) from investment operations:
Net investment income (loss)	$0.01 **	0.01 **	(0.00	)*	0.08 **	0.14 **
Net realized and unrealized income on investments	$1.53	3.51	0.00	*	1.55	2.28
Total from investment operations	$1.54	3.52	0.00	*	1.63	2.42

Less distributions from:
Net investment income	$—	0.01	—		—	0.06
Net realized gain from investments	$—	0.11	—		—	0.11
Total distributions	$—	0.12	—		—	0.17
Net asset value, end of period	$14.88	13.34	9.94		15.06	13.43

Total Return(2)%	11.54	35.62	0.00	*	12.14	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,249	21,549	2,012		13	6

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.22	2.25	2.25		1.16	1.61
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25	2.26	5.70		1.19	1.63
Gross expenses prior to expense reimbursement and brokerage commission recapture (3)%	2.31	2.61	5.70		1.25	2.11
Net investment income (loss) after expense reimbursement and brokerage commission recapture (3)(4)%	0.10	0.05	(0.42)		1.14	1.58
Portfolio turnover rate %	17	27	10		17	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount is less than $0.005 or $(0.005) per share or 0.005%.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months					February 1,
	Ended	Year Ended May 31,				2002(1) to
	November 30,					May 31,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.44	12.89	13.53	9.44	10.62	10.00

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.02)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.35	0.78	0.27	4.88	(1.00)	0.63
Total from investment operations	$0.34	0.75	0.25	4.83	(1.05)	0.62

Less distributions from:
Net investment income	$—	—	—	—	0.04	—
Net realized gain from investments	$—	3.18	0.89	0.74	0.09	—
Return of capital	$—	0.02	—	—	—	—
Total distributions	$—	3.20	0.89	0.74	0.13	—
Net asset value, end of period	$10.78	10.44	12.89	13.53	9.44	10.62

Total Return(2)%	3.26	6.51	1.67	52.83	(9.83)	6.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,388	33,543	79,748	45,609	12,280	18,435

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.71	1.62	1.66	1.75	1.75	1.62
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.72	1.62	1.66	1.75	1.75	1.62
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.72	1.62	1.53	1.66	2.17	3.65
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.19)	(0.14)	(0.20)	(0.67)	(0.54)	(0.39)
Portfolio turnover rate %	7	28	76	57	54	12

	Class B

	Six Months					February 4,
	Ended	Year Ended May 31,				2002(1) to
	November 30,					May 31,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.06	12.61	13.36	9.39	10.60	9.85

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.12)	(0.12)	(0.13)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.34	0.77	0.26	4.84	(1.01)	0.77
Total from investment operations	$0.29	0.65	0.14	4.71	(1.12)	0.75

Less distributions from:
Net realized gain from investments	$—	3.18	0.89	0.74	0.09	—
Return of capital	$—	0.02	—	—	—	—
Total distributions	$—	3.20	0.89	0.74	0.09	—
Net asset value, end of period	$10.35	10.06	12.61	13.36	9.39	10.60

Total Return(2)%	2.88	5.79	0.84	51.80	(10.53)	7.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,882	15,953	24,540	19,815	8,233	7,889

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.46	2.37	2.41	2.50	2.50	2.37
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.47	2.37	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.47	2.37	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.94)	(0.89)	(0.97)	(1.37)	(1.29)	(1.14)
Portfolio turnover rate %	7	28	76	57	54	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						February 7,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.05	12.60		13.35	9.38	10.60	9.76

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.11	)**	(0.11)	(0.12)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.33	0.76		0.25	4.83	(1.02)	0.85
Total from investment operations	$0.28	0.65		0.14	4.71	(1.12)	0.84

Less distributions from:
Net investment income	$—	—		—	—	0.01	—
Net realized gain from investments	$—	3.18		0.89	0.74	0.09	—
Return of capital	$—	0.02		—	—	—	—
Total distributions	$—	3.20		0.89	0.74	0.10	—
Net asset value, end of period	$10.33	10.05		12.60	13.35	9.38	10.60

Total Return(2)%	2.79	5.82		0.84	51.86	(10.55)	8.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,040	20,802		42,276	28,906	11,241	8,468

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.46	2.37		2.41	2.50	2.50	2.37
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.47	2.37		2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.47	2.37		2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.94)	(0.89)		(0.96)	(1.35)	(1.28)	(1.14)
Portfolio turnover rate %	7	28		76	57	54	12

	Class I

	Six Months						March 7,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.59	12.99		13.60	9.44	10.63	10.32

Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.01	**	0.01	(0.04)	(0.05)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.35	0.79		0.27	4.94	(0.97)	0.31
Total from investment operations	$0.36	0.80		0.28	4.90	(1.02)	0.31

Less distributions from:
Net investment income	$—	—		—	—	0.08	—
Net realized gain from investments	$—	3.18		0.89	0.74	0.09	—
Return of capital	$—	0.02		—	—	—	—
Total distributions	$—	3.20		0.89	0.74	0.17	—
Net asset value, end of period	$10.95	10.59		12.99	13.60	9.44	10.63

Total Return(2)%	3.40	6.89		1.89	53.60	(9.49)	3.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45	64		456	481	222	26

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.39	1.37		1.35	1.43	1.32	1.23
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.40	1.37		1.35	1.43	1.32	1.23
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.40	1.37		1.22	1.35	1.73	2.78
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.12	0.10		0.08	(0.37)	(0.13)	0.17
Portfolio turnover rate %	7	28		76	57	54	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months					April 30,
	Ended	Year Ended May 31,				2002(1) to
	November 30,					May 31,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.65	13.07	13.71	9.53	10.63	11.01

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)**	(0.02)	(0.02)	(0.01)	0.33	0.00 *
Net realized and unrealized gain (loss) on investments	$0.36	0.80	0.27	4.93	(1.34)	(0.38)
Total from investment operations	$0.35	0.78	0.25	4.92	(1.01)	(0.38)

Less distributions from:
Net realized gain from investments	$—	3.18	0.89	0.74	0.09	—
Return of capital	$—	0.02	—	—	—	—
Total distributions	$—	3.20	0.89	0.74	0.09	—
Net asset value, end of period	$11.00	10.65	13.07	13.71	9.53	10.63

Total Return(2)%	3.29	6.69	1.65	53.29	(9.47)	(3.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4	36	64	58	1	8

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.64	1.62	1.60	1.52	1.35	1.42
Net expense after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.65	1.62	1.60	1.52	1.35	1.42
Gross expenses prior to expense reimbursement/recoupment(3)%	1.65	1.62	1.47	1.52	1.73	2.42
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.21)	(0.13)	(0.16)	(1.03)	(0.32)	0.00
Portfolio turnover rate %	7	28	76	57	54	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B

	Six Months	Year		February 1,	Six Months	Year	February 1,
	Ended	Ended		2005(1) to	Ended	Ended	2005(1) to
	November 30,	May 31,		May 31,	November 30,	May 31,	May 31,
	2006	2006		2005	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.48	9.57		10.00	12.41	9.55	10.00

Income (loss) from investment operations:
Net investment loss	$0.02 **	(0.00	)* **	(0.00)*	(0.02)	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.74	3.04		(0.43)	0.73	3.02	(0.44)
Total from investment operations	$0.76	3.04		(0.43)	0.71	2.94	(0.45)

Less distributions from:
Net investment income	$—	0.05		—	—	(0.00)*	—
Net realized gain from investments	$—	0.08		—	—	0.08	—
Total distributions	$—	0.13		—	—	0.08	—
Net asset value, end of period	$13.24	12.48		9.57	13.12	12.41	9.55

Total Return(2)%	6.09	31.90		(4.30)	5.72	30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,630	21,127		3,976	3,511	2,187	591

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.46	1.50		1.50	2.21	2.25	2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	1.50	1.54		1.50	2.25	2.29	2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.65	2.14		4.73	2.40	2.87	5.48
Net investment loss after expense reimbursement(3)(4)%	0.35	(0.01)		(0.18)	(0.36)	(0.75)	(0.93)
Portfolio turnover rate %	6	36		14	6	36	14

	Class C			Class I

	Six Months	Year	February 2,	Six Months	June 9,
	Ended	Ended	2005(1) to	Ended	2005(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,
	2006	2006	2005	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.42	9.56	10.05	12.50	9.80

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.08)	(0.01)	0.04 **	0.05 **
Net realized and unrealized gain (loss) on investments	$0.72	3.03	(0.48)	0.74	2.80
Total from investment operations	$0.70	2.95	(0.49)	0.78	2.65

Less distributions from:
Net investment income	$—	0.01	—	—	0.07
Net realized gain from investments	$—	0.08	—	—	0.08
Total distributions	$—	0.09	—	—	0.15
Net asset value, end of period	$13.12	12.42	9.56	13.28	12.50

Total Return(2)%	5.64	30.97	(4.88)	6.24	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,482	6,803	1,517	9,058	3,333

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.21	2.25	2.25	1.15	1.11
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	2.25	2.29	2.25	1.19	1.15
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.40	2.87	5.48	1.34	1.75
Net investment income (loss) after expense reimbursement(3)(4)%	(0.36)	(0.75)	(0.91)	0.70	0.42
Portfolio turnover rate %	6	36	14	6	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET”) and ING Investment Funds, Inc. (“IIF”), both organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-seven separate series. Thirteen of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”). IIF is a Maryland Corporation organized on July 7, 1969 with one Series, ING MagnaCap Fund (“MagnaCap”), collectively (the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

MidCap Value and SmallCap Value are each closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected MidCap Value and SmallCap Value as an investment option prior to December 31, 2004; (3) by shareholders participating in mutual fund wrap fee programs who were invested in MidCap Value and SmallCap Value prior to December 31, 2004; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Adviser and Sub-Adviser based on their assessment of a Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to MidCap Value and SmallCap Value; and (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. MidCap Value and SmallCap Value may reopen in the future.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Semi-Annually

Disciplined LargeCap
Fundamental Research
LargeCap Growth
MidCap Opportunities
Opportunistic LargeCap
SmallCap Opportunities
Financial Services
LargeCap Value
MidCap Value
MidCap Value Choice
SmallCap Value
SmallCap Value Choice	MagnaCap Quarterly Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, except MagnaCap, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services and MagnaCap, may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund, except MagnaCap, may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except MagnaCap and Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Real Estate	$92,284,946	$55,796,568
Disciplined LargeCap	20,961,835	25,035,124
Fundamental Research	5,962,738	5,825,345
LargeCap Growth	113,622,597	149,299,744
MidCap Opportunities	253,763,145	287,312,893
Opportunistic LargeCap	4,542,018	4,426,134
SmallCap Opportunities	53,307,974	76,052,870
Financial Services	48,298,175	63,558,675
LargeCap Value	54,523,886	16,632,859
MagnaCap	147,645,965	179,263,385
MidCap Value	13,194,467	33,342,762
MidCap Value Choice	65,840,206	14,677,070
SmallCap Value	4,250,359	20,498,315
SmallCap Value Choice	31,220,164	2,758,035

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets

Real Estate	0.70%
Disciplined LargeCap	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Disciplined LargeCap, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, Financial Services and MagnaCap pursuant to sub-Advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-Advisory agreement between the Investment Adviser and INGCRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to LargeCap Value, MidCap Value and SmallCap Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-Advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to SmallCap Value Choice pursuant to a

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

sub-advisory agreement between the Investment Adviser and NWQ.

Tradewinds NWQ Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to MidCap Value Choice, pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Adviser, ING IM, INGCRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

Effective November 1, 2006, all ING Funds sub-advised by ING IM will be permitted to invest end-of-day cash balances into affiliated ING money market funds, including ING Institutional Prime Money Market Fund. The investment management fee equivalent to 0.08% will be waived at the investment level of the ING Funds using ING Prime Institutional Money Market Fund. As of November 30, 2006, Financial Services has waived $263.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class M	Class O	Class Q

Real Estate	0.25%	1.00%	N/A	0.25%	0.25%
Disciplined LargeCap(1)	0.30%	1.00%	N/A	N/A	N/A
Fundamental Research	0.25%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Opportunistic LargeCap	0.25%	1.00%	N/A	N/A	N/A
SmallCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Financial Services(1)	0.35%	1.00%	N/A	0.25%	N/A
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap(2)	0.30%	1.00%	0.75%	N/A	N/A
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2007. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities. The fee waiver is for the period beginning January 1, 2006 through December 31, 2007.

(2)	MagnaCap Class A paid only 0.19% in Distribution Fees under its 12b-1 reimbursement plan.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the six months

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

ended November 30, 2006, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C	Class M
Initial Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$8,182	N/A	N/A	N/A
Disciplined LargeCap	958	N/A	N/A	N/A
Fundamental Research	16	N/A	N/A	N/A
LargeCap Growth	15,137	N/A	N/A	N/A
MidCap Opportunities	2,165	N/A	N/A	N/A
SmallCap Opportunities	1,242	N/A	N/A	N/A
Financial Services	8,978	N/A	N/A	N/A
LargeCap Value	18,503	N/A	N/A	N/A
MagnaCap	2,670	N/A	N/A	$87
MidCap Value	30	N/A	N/A	N/A
MidCap Value Choice	29,259	N/A	N/A	N/A
SmallCap Value Choice	10,412	N/A	N/A	N/A

	Class A	Class B	Class C	Class M
Contingent Deferred Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$—	N/A	$663	N/A
Disciplined LargeCap	—	N/A	86	N/A
LargeCap Growth	9,651	N/A	1,519	N/A
MidCap Opportunities	—	N/A	268	N/A
SmallCap Opportunities	107	N/A	522	N/A
Financial Services	31	N/A	750	N/A
LargeCap Value	7,320	N/A	326	N/A
MagnaCap	—	N/A	131	N/A
MidCap Value	5,293	N/A	222	N/A
MidCap Value Choice	—	N/A	3,505	N/A
SmallCap Value	4,225	N/A	—	N/A
SmallCap Value Choice	—	N/A	2,033	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
	Management	Administrative	Distribution	Waivers &
	Fees	Fees	Fees	Reimbursements	Total

Real Estate	$215,542	$30,791	$47,719	$—	$294,052
Disciplined LargeCap	21,887	3,127	27,842	—	52,856
Fundamental Research	3,269	467	1,272	—	5,008
LargeCap Growth	165,254	22,034	118,689	—	305,977
MidCap Opportunities	243,173	24,317	167,033	—	434,523
Opportunistic LargeCap	3,171	453	1,184	—	4,808
SmallCap Opportunities	118,710	12,277	68,587	—	199,574
Financial Services	188,227	—	90,805	—	279,032
LargeCap Value	77,062	8,824	36,392	337	122,615
MagnaCap	219,098	—	81,890	—	300,988
MidCap Value	67,565	7,050	46,749	—	121,364
MidCap Value Choice	129,823	12,982	60,623	—	203,428
SmallCap Value	47,458	4,816	30,952	—	83,226
SmallCap Value Choice	53,001	5,300	20,028	—	78,329

At November 30, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — Real Estate (31.33)%; Fundamental Research (95.07)%; and Opportunistic LargeCap (97.86)%.

ING National Trust — Real Estate (13.50)%; and LargeCap Growth (24.85)%.

ING USA Annuity and Life Insurance Company — Fundamental Research (30.00)%.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2006, the Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Transfer
Agent Fees

SmallCap Opportunities	$75,135

Accrued Postage
Fees

SmallCap Value	$16,986

Accrued Printing
Fees

Real Estate	$27,908

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
Fundamental Research	1.25%	2.00%	2.00%	1.00%	N/A	N/A
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)(2)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	N/A	N/A
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2007. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q

Disciplined LargeCap	1.36%	2.11%	2.11%	N/A	N/A
MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Effective January 1, 2005 through December 31, 2005, pursuant to a side agreement, ING Investments lowered the expense limits for Disciplined Large Cap, MidCap Opportunities and SmallCap Opportunities, as follows:

	Class A	Class B	Class C	Class I	Class Q

Disciplined Large Cap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2006, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,

	2007	2008	2009	Total

Disciplined LargeCap	$—	$28,822	$38,833	$67,655
Fundamental Research	—	—	169,946	169,946
LargeCap Growth	82,149	—	—	82,149
Opportunistic LargeCap	—	—	164,407	164,407
LargeCap Value	145,120	65,917	15,487	226,524
MidCap Value Choice	—	114,069	66,178	180,247
SmallCap Value Choice	—	108,508	63,738	172,246

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended November 30, 2006:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized

LargeCap Growth	5	$1,500,000	5.48%
MidCap Value	1	$1,020,000	6.09%
SmallCap Value	2	$325,000	6.09%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

Real Estate (Number of Shares)
Shares sold	1,646,591	2,875,437	44,353	126,848	34,791	76,070
Dividends reinvested	81,760	529,472	2,315	23,838	1,273	13,589
Shares redeemed	(260,488)	(1,039,591)	(33,755)	(79,077)	(13,677)	(83,667)

Net increase in shares outstanding	1,467,863	2,365,318	12,913	71,609	22,387	5,992

Real Estate ($)
Shares sold	$30,245,809	$46,599,231	$823,754	$2,047,010	$659,388	$1,300,645
Dividends reinvested	1,474,117	8,265,193	41,798	372,014	23,745	218,707
Shares redeemed	(4,763,160)	(16,705,118)	(619,434)	(1,283,419)	(260,424)	(1,400,270)

Net increase	$26,956,766	$38,159,306	$246,118	$1,135,605	$422,709	$119,082

	Class I		Class O

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Real Estate (Number of Shares)
Shares sold	777,132	2,306,972	854,572	1,642,568
Dividends reinvested	86,606	767,164	20,808	114,187
Shares redeemed	(775,042)	(4,127,596)	(447,575)	(836,522)

Net increase (decrease) in shares outstanding	88,696	(1,053,460)	427,805	920,233

Real Estate ($)
Shares sold	$15,119,228	$38,620,833	$15,842,036	$26,741,162
Dividends reinvested	1,638,158	12,555,053	374,777	1,782,741
Shares redeemed	(14,642,561)	(68,813,973)	(8,091,237)	(13,440,715)

Net increase (decrease)	$2,114,825	$(17,638,087)	$8,125,576	$15,083,188

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

Disciplined LargeCap (Number of Shares)
Shares sold	99,160	126,622	93,868	258,014	17,111	41,656
Dividends reinvested	—	1,407	—	—	—	—
Shares redeemed	(88,539)	(180,288)	(366,590)	(916,501)	(146,515)	(393,833)

Net increase (decrease) in shares outstanding	10,621	(52,259)	(272,722)	(658,487)	(129,404)	(352,177)

Disciplined LargeCap ($)
Shares sold	$1,063,167	$1,291,168	$947,034	$2,515,392	$171,622	$404,988
Dividends reinvested	—	14,496	—	—	—	—
Shares redeemed	(942,372)	(1,835,392)	(3,708,299)	(8,889,697)	(1,491,387)	(3,846,320)

Net increase (decrease)	$120,795	$(529,728)	$(2,761,265)	$(6,374,305)	$(1,319,765)	$(3,441,332)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months	December 28,	Six Months	February 6,
	Ended	2005(1) to	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Fundamental Research (Number of Shares)
Shares sold	8,683	506,018	3,063	2,430
Shares redeemed	(4,429)	(462)	1	—

Net increase in shares outstanding	4,254	505,556	3,064	2,430

Fundamental Research ($)
Shares sold	$93,459	$5,061,622	$31,218	$24,839
Shares redeemed	(46,306)	(4,855)	6	—

Net increase	$47,153	$5,056,767	$31,224	$24,839

	Class C		Class I

	Six Months	April 17,	July 18,
	Ended	2006(1) to	2006(1) to
	November 30,	May 31,	May 31,
	2006	2006	2006

Fundamental Research (Number of Shares)
Shares sold	5,905	7,588	165
Shares redeemed	(2,375)	—	—

Net increase in shares outstanding	3,530	7,588	165

Fundamental Research ($)
Shares sold	$59,721	$79,510	$1,612
Shares redeemed	(25,327)	—	—

Net increase	$34,394	$79,510	$1,612

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

LargeCap Growth (Number of Shares)
Shares sold	440,080	1,327,040	79,170	484,520	84,558	453,259
Shares redeemed	(1,244,325)	(2,435,369)	(815,104)	(1,986,634)	(391,460)	(1,076,747)

Net decrease in shares outstanding	(804,245)	(1,108,329)	(735,934)	(1,502,114)	(306,902)	(623,488)

LargeCap Growth ($)
Shares sold	$8,280,527	$25,113,421	$1,420,796	$8,879,172	$1,509,532	$8,273,495
Shares redeemed	(22,975,007)	(46,082,519)	(14,692,318)	(36,333,053)	(6,982,948)	(19,684,677)

Net decrease	$(14,694,480)	$(20,969,098)	$(13,271,522)	$(27,453,881)	$(5,473,416)	$(11,411,182)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

LargeCap Growth (Number of Shares)
Shares sold	128,475	1,902,655	2,710	11,078
Shares redeemed	(251,288)	(578,511)	(1,675)	(67,254)

Net increase (decrease) in shares outstanding	(122,813)	1,324,144	1,035	(56,176)

LargeCap Growth ($)
Shares sold	$2,510,027	$37,746,164	$51,000	$209,160
Shares redeemed	(4,901,027)	(11,583,527)	(33,308)	(1,303,983)

Net increase (decrease)	$(2,391,000)	$26,162,637	$17,692	$(1,094,823)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

MidCap Opportunities (Number of Shares)
Shares sold	362,717	1,481,144	56,849	236,873	24,339	107,712
Shares redeemed	(1,128,815)	(2,507,765)	(1,339,327)	(3,946,282)	(756,556)	(2,000,599)

Net decrease in shares outstanding	(766,098)	(1,026,621)	(1,282,478)	(3,709,409)	(732,217)	(1,892,887)

MidCap Opportunities ($)
Shares sold	$5,410,693	$21,483,242	$794,305	$3,332,518	$340,193	$1,499,594
Shares redeemed	(16,696,786)	(36,384,965)	(18,788,222)	(54,239,246)	(10,554,049)	(27,369,385)

Net decrease	$(11,286,093)	$(14,901,723)	$(17,993,917)	$(50,906,728)	$(10,213,856)	$(25,869,791)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Opportunities (Number of Shares)
Shares sold	25,795	57,290	430	1,762
Shares redeemed	(29,852)	(66,102)	(6,724)	(50,497)

Net decrease in shares outstanding	(4,057)	(8,812)	(6,294)	(48,735)

MidCap Opportunities ($)
Shares sold	$393,756	$868,307	$6,441	$25,786
Shares redeemed	(464,469)	(1,012,855)	(101,904)	(721,437)

Net decrease	$(70,713)	$(144,548)	$(95,463)	$(695,651)

	Class A		Class B		Class C

	Six Months	December 28,	Six Months	April 5,	Six Months	April 27,
	Ended	2005(1) to	Ended	2006(1) to	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

Opportunistic LargeCap (Number of Shares)
Shares sold	3,425	500,961	2,774	3,462	976	1,015
Shares redeemed	(1,689)	—	—	—	—	—

Net increase in shares outstanding	1,736	500,961	2,774	3,462	976	1,015

Opportunistic LargeCap ($)
Shares sold	$35,609	$5,010,020	$28,537	$36,494	$10,165	$10,640
Shares redeemed	(16,885)	—	—	—	—	—

Net increase	$18,724	$5,010,020	$28,537	$36,494	$10,165	$10,640

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

SmallCap Opportunities (Number of Shares)
Shares sold	120,942	839,289	12,886	61,586	8,472	67,942
Shares redeemed	(465,943)	(1,632,957)	(217,752)	(875,233)	(205,002)	(548,247)

Net decrease in shares outstanding	(345,001)	(793,668)	(204,866)	(813,647)	(196,530)	(480,305)

SmallCap Opportunities ($)
Shares sold	$3,500,744	$23,105,401	$337,242	$1,593,581	$218,703	$1,699,261
Shares redeemed	(13,396,341)	(44,909,311)	(5,701,209)	(21,758,557)	(5,343,896)	(13,653,058)

Net decrease	$(9,895,597)	$(21,803,910)	$(5,363,967)	$(20,164,976)	$(5,125,193)	$(11,953,797)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Opportunities (Number of Shares)
Shares sold	15,778	106,241	—	114
Shares redeemed	(13,597)	(554,865)	(389)	(3,708)

Net increase (decrease) in shares outstanding	2,181	(448,624)	(389)	(3,594)

SmallCap Opportunities ($)
Shares sold	$461,097	$2,906,925	$—	$2,838
Shares redeemed	(406,472)	(15,427,027)	(11,321)	(104,463)

Net increase (decrease)	$54,625	$(12,520,102)	$(11,321)	$(101,625)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Financial Services (Number of Shares)
Shares sold	1,149,644	1,961,853	45,004	181,408
Dividends reinvested	—	541,022	—	292,888
Shares redeemed	(710,024)	(1,461,651)	(1,149,034)	(2,573,322)

Net increase (decrease) in shares outstanding	439,620	1,041,224	(1,104,030)	(2,099,026)

Financial Services ($)
Shares sold	$27,643,460	$46,128,839	$1,069,904	$4,148,782
Dividends reinvested	—	12,344,913	—	6,601,698
Shares redeemed	(17,193,703)	(34,102,203)	(27,017,613)	(59,363,972)

Net increase (decrease)	$10,449,757	$24,371,549	$(25,947,709)	$(48,613,492)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class O

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Financial Services (Number of Shares)
Shares sold	22,499	59,345	229,329	405,456
Dividends reinvested	—	771	—	21,511
Shares redeemed	(7,505)	(2,510)	(91,197)	(174,554)

Net increase in shares outstanding	14,994	57,606	138,132	252,413

Financial Services ($)
Shares sold	$529,200	$1,366,554	$5,631,794	$9,462,094
Dividends reinvested	—	17,119	—	489,216
Shares redeemed	(172,767)	(58,484)	(2,193,451)	(4,052,637)

Net increase	$356,433	$1,325,189	$3,438,343	$5,898,673

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

LargeCap Value (Number of Shares)
Shares sold	4,178,199	1,499,753	220,777	181,524
Dividends reinvested	—	105,458	—	39,675
Shares redeemed	(722,737)	(868,471)	(92,711)	(305,974)

Net increase (decrease) in shares outstanding	3,455,462	736,740	128,066	(84,775)

LargeCap Value ($)
Shares sold	$47,733,397	$15,356,145	$2,459,026	$1,875,799
Dividends reinvested	—	1,025,750	—	384,809
Shares redeemed	(8,239,439)	(8,812,594)	(1,025,561)	(3,103,224)

Net increase (decrease)	$39,493,958	$7,569,301	$1,433,465	$(842,616)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

LargeCap Value (Number of Shares)
Shares sold	283,542	331,556	351,142	263
Dividends reinvested	—	53,355	—	19,188
Shares redeemed	(88,599)	(372,445)	—	(388)

Net increase in shares outstanding	194,943	12,466	351,142	19,063

LargeCap Value ($)
Shares sold	$3,226,171	$3,410,728	$4,012,000	$3,450
Dividends reinvested	—	516,859	—	186,503
Shares redeemed	(987,468)	(3,781,589)	—	(3,778)

Net increase	$2,238,703	$145,998	$4,012,000	$186,175

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

MagnaCap (Number of Shares)
Shares sold	531,610	1,105,157	61,933	147,873	11,955	42,365
Shares issued from merger	—	2,217,193	—	370,650	—	66,493
Dividends reinvested	90,760	248,548	—	4,892	—	933
Shares redeemed	(2,045,875)	(4,574,625)	(553,430)	(1,570,097)	(80,624)	(163,090)

Net decrease in shares outstanding	(1,423,505)	(1,003,727)	(491,497)	(1,046,682)	(68,669)	(53,299)

MagnaCap ($)
Shares sold	$6,613,519	$12,967,828	$740,819	$1,676,585	$143,294	$488,219
Shares issued from merger	—	26,189,242	—	4,248,959	—	762,914
Dividends reinvested	1,110,863	2,853,761	—	54,664	—	10,482
Shares redeemed	(25,571,315)	(53,591,229)	(6,652,867)	(17,715,296)	(977,293)	(1,858,048)

Net decrease	$(17,846,933)	$(11,580,398)	$(5,912,048)	$(11,735,088)	$(833,999)	$(596,433)

	Class I		Class M

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MagnaCap (Number of Shares)
Shares sold	19,841	73,155	1,410	2,197
Shares issued from merger	—	24,033	—	—
Dividends reinvested	1,285	2,984	189	1,637
Shares redeemed	(19,498)	(103,450)	(31,597)	(87,539)

Net increase (decrease) in shares outstanding	1,628	(3,278)	(29,998)	(83,705)

MagnaCap ($)
Shares sold	$248,942	$868,524	$17,657	$24,978
Shares issued from merger	—	282,038	—	—
Dividends reinvested	15,644	33,945	2,298	18,754
Shares redeemed	(244,594)	(1,222,554)	(387,719)	(996,318)

Net increase (decrease)	$19,992	$(38,047)	$(367,764)	$(952,586)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

MidCap Value (Number of Shares)
Shares sold	115,715	255,023	1,463	73,607	149	114,576
Dividends reinvested	—	821,647	—	444,000	—	420,010
Shares redeemed	(1,135,431)	(3,187,072)	(467,851)	(1,369,866)	(365,021)	(1,771,928)

Net decrease in shares outstanding	(1,019,716)	(2,110,402)	(466,388)	(852,259)	(364,872)	(1,237,342)

MidCap Value ($)
Shares sold	$1,125,938	$2,562,557	$19,347	$693,274	$1,430	$1,075,454
Dividends reinvested	—	7,739,914	—	4,071,484	—	3,847,296
Shares redeemed	(11,390,494)	(32,744,727)	(4,475,412)	(13,647,439)	(3,474,933)	(17,986,630)

Net decrease	$(10,264,556)	$(22,442,256)	$(4,456,065)	$(8,882,681)	$(3,473,503)	$(13,063,880)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Value (Number of Shares)
Shares sold	4,438	23,705	—	—
Dividends reinvested	—	23,283	—	229
Shares redeemed	(66,233)	(89,960)	—	(608)

Net decrease in shares outstanding	(61,795)	(42,972)	—	(379)

MidCap Value ($)
Shares sold	$42,661	$253,290	$—	$—
Dividends reinvested	—	222,814	—	2,154
Shares redeemed	(668,981)	(976,700)	—	(7,106)

Net decrease	$(626,320)	$(500,596)	$—	$(4,952)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Value Choice (Number of Shares)
Shares sold	5,619,807	2,860,002	234,669	420,438
Dividends reinvested	—	11,460	—	2,093
Shares redeemed	(611,095)	(258,442)	(54,635)	(44,180)

Net increase in shares outstanding	5,008,712	2,613,020	180,034	378,351

MidCap Value Choice ($)
Shares sold	$78,294,199	$35,010,086	$3,189,587	$5,015,913
Dividends reinvested	—	133,846	—	24,402
Shares redeemed	(8,508,547)	(3,158,512)	(741,753)	(524,954)

Net increase	$69,785,652	$31,985,420	$2,447,834	$4,515,361

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Value Choice (Number of Shares)
Shares sold	1,045,201	1,472,161	382	201,993
Dividends reinvested	—	8,037	—	2,923
Shares redeemed	(89,320)	(67,363)	—	(204,447)

Net increase (decrease) in shares outstanding	955,881	1,412,835	382	469

MidCap Value Choice ($)
Shares sold	$14,236,532	$17,506,653	$5,150	$2,282,526
Dividends reinvested	—	93,663	—	34,142
Shares redeemed	(1,201,672)	(820,376)	—	(2,722,017)

Net increase (decrease)	$13,034,860	$16,779,940	$5,150	$(405,349)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

SmallCap Value (Number of Shares)
Shares sold	23,978	297,657	6	34,802	542	190,450
Dividends reinvested	—	1,128,334	—	433,514	—	545,442
Shares redeemed	(694,512)	(4,402,929)	(340,161)	(828,792)	(421,264)	(2,021,135)

Net decrease in shares outstanding	(670,534)	(2,976,938)	(340,155)	(360,476)	(420,722)	(1,285,243)

SmallCap Value ($)
Shares sold	$241,922	$3,407,425	$60	$349,467	$5,487	$1,896,406
Dividends reinvested	—	11,475,313	—	4,261,442	—	5,350,792
Shares redeemed	(7,031,511)	(52,203,312)	(3,306,545)	(9,443,727)	(4,102,591)	(22,925,321)

Net decrease	$(6,789,589)	$(37,320,574)	$(3,306,485)	$(4,832,818)	$(4,097,104)	$(15,678,123)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Value (Number of Shares)
Shares sold	—	1,417	—	—
Dividends reinvested	—	9,704	—	1,508
Shares redeemed	(1,910)	(40,181)	(2,995)	(2,990)

Net decrease in shares outstanding	(1,910)	(29,060)	(2,995)	(1,482)

SmallCap Value ($)
Shares sold	$—	$20,005	$—	$—
Dividends reinvested	—	99,950	—	15,613
Shares redeemed	(18,854)	(413,389)	(33,899)	(31,124)

Net decrease	$(18,854)	$(293,434)	$(33,899)	$(15,511)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Value Choice (Number of Shares)
Shares sold	1,967,508	1,594,368	112,521	159,358
Dividends reinvested	—	8,438	—	651
Shares redeemed	(365,260)	(325,253)	(21,191)	(45,639)

Net increase in shares outstanding	1,602,248	1,277,553	91,330	114,370

SmallCap Value Choice ($)
Shares sold	$24,449,707	$18,511,677	$1,376,617	$1,864,751
Dividends reinvested	—	94,088	—	7,241
Shares redeemed	(4,550,307)	(3,730,931)	(259,245)	(535,586)

Net increase	$19,899,400	$14,874,834	$1,117,372	$1,336,406

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	Year	Six Months	June 9,
	Ended	Ended	Ended	2005(1) to
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Value Choice (Number of Shares)
Shares sold	371,460	445,462	506,464	276,205
Dividends reinvested	—	2,067	—	434
Shares redeemed	(44,516)	(58,238)	(91,076)	(9,940)

Net increase in shares outstanding	326,944	389,291	415,388	266,699

SmallCap Value Choice ($)
Shares sold	$4,596,100	$5,127,341	$6,186,813	$3,314,429
Dividends reinvested	—	23,027	—	4,834
Shares redeemed	(547,977)	(678,850)	(1,165,814)	(126,330)

Net increase	$4,048,123	$4,471,518	$5,020,999	$3,192,933

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds except, Financial Services, can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2006, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

Disciplined LargeCap	$2,575,625	$2,647,498
LargeCap Growth	50,606,694	51,726,337
MidCap Opportunities	71,753,965	73,372,935
SmallCap Opportunities	39,717,713	40,639,690
MagnaCap	62,192,955	63,985,533
MidCap Value	23,764,412	24,719,658
MidCap Value Choice	25,237,604	25,802,088

NOTE 12 — REORGANIZATIONS

On December 3, 2005, MagnaCap as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Value Opportunity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

				Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	Appreciation (000’s)	Ratio

MagnaCap	ING Value Opportunity Fund	$31,483	$347,924	$3,594	0.95

The net assets of MagnaCap after the acquisition were $379,406,835.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months
	Ended
	November 30,
	2006	Year Ended May 31, 2006

	Ordinary	Ordinary	Long-Term	Return of
	Income	Income	Capital Gains	Capital

Real Estate(1)	$3,977,243	$10,931,855	$15,299,144	$—
Disciplined LargeCap	—	20,068	—	—
LargeCap Growth	—	—	—	—
Financial Services	—	6,839,942	19,325,251	—
LargeCap Value	—	2,304,244	651,605	—
MagnaCap	1,273,102	3,390,213	—	—
MidCap Value	—	10,441,461	9,193,612	—
MidCap Value Choice	—	404,937	—	—
SmallCap Value	—	18,265,818	7,860,029	152,153
SmallCap Value Choice	—	174,066	—	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	Depreciation	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	—	1,660,007	1,684,827	—	—	—	—
Disciplined LargeCap	—	—	1,885,302	—	—	$(327,924)	2009
						(10,480,954)	2010
						(24,371,998)	2011
						(6,531,057)	2012

						$(41,711,933)

Fundamental Research	90,044	—	(9,853)	—	—	—	—
LargeCap Growth	—	—	29,744,140	—	(6,086)	$(97,467,160)	2009
						(137,806,249)	2010
						(117,098,211)	2011
						(1,005,295)	2013

						$(353,376,915)*

MidCap Opportunities	—	1,813,813	37,063,870	—	—	$(50,084,771)	2008
						(47,542,617)	2009
						(21,217,297)	2010
						(9,824,346)	2011

						$(128,669,031)*

Opportunistic LargeCap	34,624	—	150,695	(171,004)	—	—	—
SmallCap Opportunities	—	—	23,430,402	—	—	$(87,864,767)	2010
						(167,319,500)	2011

						$(255,184,267)*

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	Depreciation	Deferred	Deferred	Carryforwards	Dates

Financial Services	2,081,368	12,652,657	63,383,117	—	—	—	—
LargeCap Value	880,560	1,121,468	(55,453)	—	—	—	—
MagnaCap	984,302	—	37,017,109	—	—	$(24,685,569)	2010
						(12,050,567)	2012

						$(36,736,136)*

MidCap Value	1,407,884	5,734,320	(20,933,228)	—	—	—	—
MidCap Value Choice	1,515,462	91,368	6,859,457	—	—	—	—
SmallCap Value	—	—	(13,635,978)	(1,245,709)	—	—	—
SmallCap Value Choice	1,149,049	87,770	2,150,861	—	—	—	—

(1) As of the Fund’s tax year ended December 31, 2005.

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

NOTE 15 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Funds’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 16 — SUBSEQUENT EVENT

Dividends: Subsequent to November 30, 2006, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term	Payable	Record
	Income	Capital Gains	Capital Gains	Date	Date

Real Estate
Class A	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class B	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class C	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class I	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class O	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class A	$0.0872	$—	$—	January 3, 2007	December 28, 2006
Class B	$0.0520	$—	$—	January 3, 2007	December 28, 2006
Class C	$0.0517	$—	$—	January 3, 2007	December 28, 2006
Class I	$0.0993	$—	$—	January 3, 2007	December 28, 2006
Class Q	$0.1009	$—	$—	January 3, 2007	December 28, 2006
Class O	$0.0904	$—	$—	January 3, 2007	December 28, 2006

Fundamental Research
Class A	$0.1437	$0.1500	$0.0051	December 19, 2006	December 14, 2006
Class B	$0.1197	$0.1500	$0.0051	December 19, 2006	December 14, 2006
Class C	$0.1162	$0.1500	$0.0051	December 19, 2006	December 14, 2006
Class I	$0.1810	$0.1500	$0.0051	December 19, 2006	December 14, 2006

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term	Payable	Record
	Income	Capital Gains	Capital Gains	Date	Date

MidCap Opportunities
Class A	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class B	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class C	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class I	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class Q	$—	$—	$0.0936	December 19, 2006	December 14, 2006

Opportunistic LargeCap
Class A	$0.0689	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0514	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0918	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.0120	$—	$—	December 19, 2006	December 14, 2006

Financial Services
Class A	$0.2576	$0.2284	$2.1206	December 19, 2006	December 14, 2006
Class B	$—	$0.2284	$2.1206	December 19, 2006	December 14, 2006
Class C	$0.1564	$0.2284	$2.1206	December 19, 2006	December 14, 2006
Class O	$0.2805	$0.2284	$2.1206	December 19, 2006	December 14, 2006

LargeCap Value
Class A	$0.0615	$0.1427	$0.4057	December 19, 2006	December 14, 2006
Class B	$—	$0.1427	$0.4057	December 19, 2006	December 14, 2006
Class C	$—	$0.1427	$0.4057	December 19, 2006	December 14, 2006
Class I	$0.0813	$0.1427	$0.4057	December 19, 2006	December 14, 2006

MagnaCap
Class A	$0.0986	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0546	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0540	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.1135	$—	$—	December 19, 2006	December 14, 2006
Class M	$0.0691	$—	$—	December 19, 2006	December 14, 2006

MidCap Value
Class A	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class B	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class C	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class I	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class Q	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006

MidCap Value Choice
Class A	$0.0663	$0.2346	$0.0835	December 19, 2006	December 14, 2006
Class B	$—	$0.2346	$0.0835	December 19, 2006	December 14, 2006
Class C	$—	$0.2346	$0.0835	December 19, 2006	December 14, 2006
Class I	$—	$0.2346	$0.0835	December 19, 2006	December 14, 2006

SmallCap Value Choice
Class A	$0.0182	$0.2219	$0.0742	December 19, 2006	December 14, 2006
Class B	$—	$0.2219	$0.0742	December 19, 2006	December 14, 2006
Class C	$—	$0.2219	$0.0742	December 19, 2006	December 14, 2006
Class I	$0.0324	$0.2219	$0.0742	December 19, 2006	December 14, 2006

On November 9, 2006, the Board of IET approved a proposal to reorganize each “Disappearing Fund” into the following “Surviving Fund” (each a “Reorganization,” and collectively, the “Reorganizations”):

Disappearing Fund	Surviving Fund

ING MidCap Value Fund	ING Value Choice Fund
ING SmallCap Value Fund

The proposed Reorganizations are subject to the approval by shareholders of each Disappearing Fund. If shareholder approval is obtained, it is expected that each Reorganization will take place during the first quarter of 2007. Shareholders will be notified if a Reorganization is not approved.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is as of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

that are more likely than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 (“SFAS No. 157”), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30 2006, the Funds are assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 19 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds’ website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 20 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 98.8%
	Apartments: 21.2%
315,900	Archstone-Smith Trust	$18,947,682
114,700	AvalonBay Communities, Inc.	15,264,276
136,600	BRE Properties, Inc.	8,829,824
126,800	Camden Property Trust	10,109,764
309,700	Equity Residential	16,494,622
29,500	GMH Communities Trust	366,095
63,200	Home Properties, Inc.	3,906,392
57,700	Post Properties, Inc.	2,760,368
240,500	United Dominion Realty Trust, Inc.	8,075,990

		84,755,013

	Diversified: 7.8%
158,400	Crescent Real Estate EQT Co.	3,402,432
116,500	Liberty Property Trust	5,965,965
142,300	Vornado Realty Trust	17,945,453
86,100	Washington Real Estate Investment Trust	3,691,107

		31,004,957

	Health Care: 6.1%
205,100	Health Care Property Investors, Inc.	7,438,977
197,100	Nationwide Health Properties, Inc.	5,832,189
228,800	Omega Healthcare Investors, Inc.	4,054,336
179,600	Ventas, Inc.	6,995,420

		24,320,922

	Hotels: 7.0%
644,338	Host Hotels & Resorts, Inc.	16,250,204
88,700	LaSalle Hotel Properties	3,911,670
179,000	Strategic Hotel Capital, Inc.	3,893,250
135,800	Sunstone Hotel Investors, Inc.	3,786,104

		27,841,228

	Office Property: 21.8%
163,300	BioMed Realty Trust, Inc.	4,931,660
176,600	Boston Properties, Inc.	20,671,030
117,450	Corporate Office Properties Trust SBI MD	5,838,440
139,200	Douglas Emmett, Inc.	3,660,960
414,500	Equity Office Properties Trust	19,978,900
200,100	Highwoods Properties, Inc.	8,164,080
49,700	Kilroy Realty Corp.	4,065,460
176,000	Maguire Properties, Inc.	7,541,600
92,600	SL Green Realty Corp.	12,523,224

		87,375,354

	Regional Malls: 12.5%
113,000	General Growth Properties, Inc.	6,208,220
140,100	Macerich Co.	11,974,347
253,000	Simon Property Group, Inc.	25,800,940
121,100	Taubman Centers, Inc.	5,989,606

		49,973,113

	Shopping Centers: 10.4%
147,950	Acadia Realty Trust	3,843,741
154,600	Developers Diversified Realty Corp.	10,014,988
140,300	Federal Realty Investment Trust	11,950,754
165,623	Kimco Realty Corp.	7,681,595
103,900	Regency Centers Corp.	8,206,022

		41,697,100

	Storage: 4.6%
117,300	Extra Space Storage, Inc.	2,160,666
167,302	Public Storage, Inc.	16,107,837

		18,268,503

	Warehouse/ Industrial: 7.4%
160,400	AMB Property Corp.	9,827,708
302,700	Prologis	19,726,958

		29,554,666

	Total Real Estate Investment Trusts (Cost $248,404,632)	394,790,856

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 1.0%
	U.S. Government Agency Obligations: 1.0%
$4,051,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$4,050,440

	Total Short-Term Investments (Cost $4,050,440)	4,050,440

Total Investments in Securities (Cost $252,455,072)*	99.8%	$398,841,296
Other Assets and Liabilities-Net	0.2	998,337

Net Assets	100.0%	$399,839,633

*	Cost for federal income tax purposes is $250,388,539. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$148,508,255
Gross Unrealized Depreciation	(55,498)

Net Unrealized Appreciation	$148,452,757

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 99.3%
		Advertising: 0.5%
1,900		Omnicom Group	$194,104

			194,104

		Aerospace/Defense: 4.0%
2,350		Boeing Co.	208,046
4,100		General Dynamics Corp.	306,844
3,300		Lockheed Martin Corp.	298,485
3,900		Northrop Grumman Corp.	261,027
5,081		Raytheon Co.	259,334
2,940		United Technologies Corp.	189,718

			1,523,454

		Agriculture: 1.3%
5,960		Altria Group, Inc.	501,892

			501,892

		Apparel: 0.6%
4,350	@	Coach, Inc.	187,964
1,700		Jones Apparel Group, Inc.	57,120

			245,084

		Auto Manufacturers: 0.5%
21,800	L	Ford Motor Co.	177,234
900	@,L	Navistar International Corp.	28,791

			206,025

		Banks: 6.3%
19,530		Bank of America Corp.	1,051,691
2,200		Comerica, Inc.	128,150
6,350	L	National City Corp.	229,235
5,900		Regions Financial Corp.	216,235
5,250		US Bancorp.	176,610
5,240		Wachovia Corp.	283,956
9,200		Wells Fargo & Co.	324,208

			2,410,085

		Beverages: 2.5%
6,700		Anheuser-Busch Cos., Inc.	318,317
5,680		Coca-Cola Co.	265,994
2,100		Pepsi Bottling Group, Inc.	65,772
4,790		PepsiCo, Inc.	296,836

			946,919

		Biotechnology: 0.6%
3,290	@	Amgen, Inc.	233,590

			233,590

		Chemicals: 1.5%
2,700		Dow Chemical Co.	108,027
2,850		EI DuPont de Nemours & Co.	133,751
1,600		Monsanto Co.	76,912
2,550		PPG Industries, Inc.	163,965
1,400		Sherwin-Williams Co.	87,570

			570,225

		Commercial Services: 1.4%
2,000	@,L	Apollo Group, Inc.	77,580
2,100	@	Convergys Corp.	50,652
4,090		McKesson Corp.	202,046
2,900		Moody’s Corp.	201,492

			531,770

		Computers: 4.3%
14,300	@	Dell, Inc.	389,532
13,607		Hewlett-Packard Co.	536,932
6,990		International Business Machines Corp.	642,521
1,300	@,L	Lexmark International, Inc.	89,674
12,700	@,X	Seagate Technology, Inc.	—

			1,658,659

		Cosmetics/Personal Care: 1.7%
1,900		Estee Lauder Cos., Inc.	78,451
9,090		Procter & Gamble Co.	570,761

			649,212

		Diversified Financial Services: 9.3%
3,290		American Express Co.	193,189
2,900		CIT Group, Inc.	150,829
21,250		Citigroup, Inc.	1,053,788
2,650		Fannie Mae	151,130
2,560		Goldman Sachs Group, Inc.	498,688
16,680		JPMorgan Chase & Co.	771,950
2,540		Merrill Lynch & Co., Inc.	222,072
6,450		Morgan Stanley	491,232

			3,532,878

		Electric: 2.7%
14,100	@	AES Corp.	329,517
544	@	Dynegy, Inc.	—
3,300		Exelon Corp.	200,409
7,700		PG&E Corp.	353,661
2,300		TXU Corp.	131,997

			1,015,584

		Electronics: 0.2%
1,600	@	Waters Corp.	80,064

			80,064

		Environmental Control: 0.6%
6,400		Waste Management, Inc.	234,304

			234,304

		Food: 0.9%
3,450	L	Campbell Soup Co.	131,342
4,004		General Mills, Inc.	224,024

			355,366

		Forest Products & Paper: 0.2%
1,800		Temple-Inland, Inc.	70,380

			70,380

		Hand/Machine Tools: 0.1%
900		Snap-On, Inc.	42,750

			42,750

		Healthcare — Products: 1.8%
8,040		Johnson & Johnson	529,916
3,200		Medtronic, Inc.	166,816

			696,732

		Healthcare — Services: 3.8%
6,130		Aetna, Inc.	253,230
2,310	@	Coventry Health Care, Inc.	111,180
2,460	@	Humana, Inc.	133,086
1,900	@,L	Laboratory Corp. of America Holdings	134,520
8,980		UnitedHealth Group, Inc.	440,738
4,790	@	WellPoint, Inc.	362,459

			1,435,213

		Home Furnishings: 0.2%
800		Harman International Industries, Inc.	83,072

			83,072

		Insurance: 8.6%
5,100		Allstate Corp.	323,748
1,600		AMBAC Financial Group, Inc.	137,024

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Insurance: (continued)
7,100		American International Group, Inc.	$499,272
4,570		Chubb Corp.	236,543
1,500		Cigna Corp.	189,075
6,100		Genworth Financial, Inc.	200,080
3,083		Hartford Financial Services Group, Inc.	264,398
5,600		Loews Corp.	223,552
6,050		Metlife, Inc.	355,317
3,500		Principal Financial Group	202,125
9,200		Progressive Corp.	207,460
3,931		Prudential Financial, Inc.	320,298
1,700	L	Safeco Corp.	102,969

			3,261,861

		Internet: 0.9%
500	@	Google, Inc.	242,460
3,100	@	VeriSign, Inc.	80,941

			323,401

		Iron/Steel: 1.0%
3,770	L	Nucor Corp.	225,635
1,900		United States Steel Corp.	142,101

			367,736

		Leisure Time: 0.1%
2,000		Sabre Holdings Corp.	54,860

			54,860

		Machinery — Construction & Mining: 0.3%
2,000		Caterpillar, Inc.	124,060

			124,060

		Machinery — Diversified: 0.3%
800		Cummins, Inc.	95,936

			95,936

		Media: 3.1%
7,500		CBS Corp.	223,125
5,300	@,L	Comcast Corp.	214,438
3,490		McGraw-Hill Cos., Inc.	232,609
5,980		News Corp., Inc.	123,188
12,050		Walt Disney Co.	398,253

			1,191,613

		Mining: 0.3%
780	L	Phelps Dodge Corp.	95,940

			95,940

		Miscellaneous Manufacturing: 4.9%
2,160		3M Co.	175,954
3,600	L	Eastman Kodak Co.	93,672
2,200		Eaton Corp.	169,576
31,010		General Electric Co.	1,094,033
1,800		Parker Hannifin Corp.	150,264
6,000	@@	Tyco International Ltd.	181,740

			1,865,239

		Office/Business Equipment: 0.5%
11,000	@	Xerox Corp.	181,500

			181,500

		Oil & Gas: 9.8%
4,400		Anadarko Petroleum Corp.	217,184
9,548		Chevron Corp.	690,511
4,036		ConocoPhillips	271,623
22,770	S	ExxonMobil Corp.	1,748,964
2,800		Marathon Oil Corp.	264,264
6,000		Occidental Petroleum Corp.	302,040
4,770		Valero Energy Corp.	262,684

			3,757,270

		Oil & Gas Services: 1.2%
8,000		Halliburton Co.	269,920
2,850		Schlumberger Ltd.	195,168

			465,088

		Packaging & Containers: 0.0%
400	@	Pactiv Corp.	13,780

			13,780

		Pharmaceuticals: 5.2%
4,190		Abbott Laboratories	195,505
3,050		AmerisourceBergen Corp.	140,270
4,100	@	Forest Laboratories, Inc.	199,670
3,690	@,L	King Pharmaceuticals, Inc.	60,996
12,700		Merck & Co., Inc.	565,277
3,100		Mylan Laboratories	62,899
20,660		Pfizer, Inc.	567,943
4,050		Wyeth	195,534

			1,988,094

		Real Estate Investment Trusts: 0.1%
1,130		Equity Office Properties Trust	54,466

			54,466

		Retail: 6.1%
1,600	@	Big Lots, Inc.	35,696
2,400		Family Dollar Stores, Inc.	66,936
5,000		Federated Department Stores, Inc.	210,450
6,700		Gap, Inc.	125,424
5,200		Home Depot, Inc.	197,444
3,100	@	Kohl’s Corp.	215,760
3,920	L	Lowe’s Cos., Inc.	118,227
8,090		McDonald’s Corp.	339,537
3,100		Nordstrom, Inc.	151,962
3,550	@	Office Depot, Inc.	134,403
1,000	L	OfficeMax, Inc.	47,070
1,960	@,L	Starbucks Corp.	69,168
2,340		Target Corp.	135,931
5,700		TJX Cos., Inc.	156,294
7,030		Wal-Mart Stores, Inc.	324,083

			2,328,385

		Semiconductors: 2.0%
7,100	@,L	Advanced Micro Devices, Inc.	153,147
4,500	@	Altera Corp.	89,505
1,550	@	Freescale Semiconductor, Inc.	61,892
11,700		Intel Corp.	249,795
5,950	@	LSI Logic Corp.	63,427
9,200	@,L	Micron Technology, Inc.	134,320

			752,086

		Software: 3.3%
2,540	@	BMC Software, Inc.	82,702
5,400	@	Compuware Corp.	45,306
8,000		First Data Corp.	202,000
24,560		Microsoft Corp.	720,345
10,150	@	Oracle Corp.	193,155

			1,243,508

		Telecommunications: 6.4%
11,680	L	AT&T, Inc.	396,069
5,900	@,L	Avaya, Inc.	75,402
5,400		BellSouth Corp.	240,786
27,030	@	Cisco Systems, Inc.	726,566
16,800		Motorola, Inc.	372,456
4,190		Qualcomm, Inc.	153,312

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares		Value

	Telecommunications (continued)
9,000	Sprint Nextel Corp.	$175,590
8,700	Verizon Communications, Inc.	303,978

		2,444,159

	Toys/Games/Hobbies: 0.2%
2,500	Hasbro, Inc.	66,871

		66,871

	Total Common Stock (Cost $33,545,638)	37,893,215

WARRANTS: 0.1%
	Aerospace/ Defense: 0.1%
1,993	Raytheon Co.	32,885

		32,885

	Total Warrants (Cost $—)	32,885

	Total Long-Term Investments (Cost $33,545,638)	37,926,100

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 7.6%
	Repurchase Agreement: 0.7%
$246,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $246,036 to be received upon repurchase (Collateralized by $244,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $251,245, due 06/15/08)	$246,000

	Total Repurchase Agreement (Cost $246,000)	246,000

	Securities Lending CollateralCC: 6.9%
2,647,498	The Bank of New York Institutional Cash Reserves Fund	2,647,498

	Total Securities Lending Collateral (Cost $2,647,498)	2,647,498

	Total Short-Term Investments (Cost $2,893,498)	2,893,498

Total Investments in Securities (Cost $36,439,136)*	107.0%	$40,819,598
Other Assets and Liabilities-Net	(7.0)	(2,657,239)

Net Assets	100.0%	$38,162,359

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $36,811,491. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,394,514
Gross Unrealized Depreciation	(386,407)

Net Unrealized Appreciation	$4,008,107

ING Disciplined Large Cap Fund Futures Contracts as of November 30, 2006

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value	Date	(Depreciation)

Long Contracts
S&P 500 E-Mini	3	210,435	12/15/2006	$1,965

				$1,965

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.5%
		Aerospace/ Defense: 1.0%
900		United Technologies Corp.	$58,077

			58,077

		Agriculture: 2.8%
1,900		Altria Group, Inc.	159,999

			159,999

		Banks: 6.7%
2,600		Bank of America Corp.	140,010
1,600		Bank of New York Co., Inc.	56,864
900		Capital One Financial Corp.	70,092
2,500		US Bancorp.	84,100
1,100		Wells Fargo & Co.	38,764

			389,830

		Beverages: 1.2%
1,100		PepsiCo, Inc.	68,167

			68,167

		Biotechnology: 0.7%
600	@	Genzyme Corp.	38,640

			38,640

		Chemicals: 1.0%
800		Air Products & Chemicals, Inc.	55,312

			55,312

		Computers: 3.6%
2,100		Hewlett-Packard Co.	82,866
600		International Business Machines Corp.	55,152
2,800	@@	Seagate Technology, Inc.	72,128

			210,146

		Cosmetics/ Personal Care: 2.2%
2,005		Procter & Gamble Co.	125,894

			125,894

		Diversified Financial Services: 7.2%
2,900	S	Citigroup, Inc.	143,811
1,900		Countrywide Financial Corp.	75,468
1,646	@	E*Trade Financial Corp.	39,619
700	@	Investment Technology Group, Inc.	26,250
1,200		JPMorgan Chase & Co.	55,536
900		Merrill Lynch & Co., Inc.	78,687

			419,371

		Electric: 1.0%
1,885	@	Mirant Corp.	57,342

			57,342

		Electrical Components & Equipment: 1.3%
1,800	@	General Cable Corp.	76,500

			76,500

		Electronics: 1.9%
6,100	@,@@	Flextronics International Ltd.	68,625
800	@	Thomas & Betts Corp.	41,496

			110,121

		Engineering & Construction: 0.8%
2,900	@@	ABB Ltd. ADR	47,212

			47,212

		Entertainment: 0.5%
700		International Game Technology	30,646

			30,646

		Healthcare — Products: 3.1%
1,500		Johnson & Johnson	98,865
2,100	@	St. Jude Medical, Inc.	78,267

			177,132

		Healthcare — Services: 1.2%
1,700		Aetna, Inc.	70,227

			70,227

		Household Products/ Wares: 1.0%
900		Clorox Co.	57,600

			57,600

		Insurance: 5.8%
2,100		American International Group, Inc.	147,672
1,600		AON Corp.	57,088
1,000		Metlife, Inc.	58,730
1,400		St. Paul Travelers Cos., Inc.	72,534

			336,024

		Internet: 1.7%
200	@	Google, Inc.	96,984

			96,984

		Investment Companies: 4.7%
5,200	@	KKR Private Equity Investors LP	113,360
720		SPDR Trust Series 1	101,182
1,500		Utilities Select Sector SPDR Fund	55,110

			269,652

		Iron/ Steel: 1.2%
800		Allegheny Technologies, Inc.	71,720

			71,720

		Media: 2.5%
3,900		News Corp., Inc.	80,340
1,900		Walt Disney Co.	62,795

			143,135

		Metal Fabricate/ Hardware: 1.0%
800		Precision Castparts Corp.	60,368

			60,368

		Mining: 1.5%
700		Freeport-McMoRan Copper & Gold, Inc.	44,009
200	@@	Rio Tinto PLC ADR	42,918

			86,927

		Miscellaneous Manufacturing: 5.9%
900		Cooper Industries Ltd.	82,296
1,200		Dover Corp.	60,360
3,850		General Electric Co.	135,828
1,200		Roper Industries, Inc.	61,572

			340,056

		Oil & Gas: 5.8%
600		Chevron Corp.	43,392
2,400		ExxonMobil Corp.	184,344
800	@	Newfield Exploration Co.	39,816
900		Rowan Cos., Inc.	32,418
900	@	Southwestern Energy Co.	37,917

			337,887

		Oil & Gas Services: 1.8%
900		Schlumberger Ltd.	61,632
1,000	@	Weatherford International Ltd.	44,910

			106,542

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Pharmaceuticals: 4.8%
1,200		Abbott Laboratories	$55,992
1,400	@	Medco Health Solutions, Inc.	70,294
3,500		Pfizer, Inc.	96,215
1,100		Wyeth	53,108

			275,609

		Retail: 4.7%
2,400		CVS Corp.	69,048
1,100		Home Depot, Inc.	41,767
3,400		Staples, Inc.	86,598
1,500	@	Urban Outfitters, Inc.	33,420
900		Wal-Mart Stores, Inc.	41,490

			272,323

		Semiconductors: 5.2%
5,800		Intel Corp.	123,830
900		Maxim Integrated Products	28,332
1,900	@	QLogic Corp.	42,275
9,819	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	105,554

			299,991

		Software: 3.9%
1,000	@@	Infosys Technologies Ltd. ADR	53,530
5,800		Microsoft Corp.	170,114

			223,644

		Telecommunications: 6.8%
10,900	@	3Com Corp.	45,671
4,300		AT&T, Inc.	145,813
5,600		Motorola, Inc.	124,152
2,100		Qualcomm, Inc.	76,839

			392,475

		Total Common Stock (Cost $5,025,841)	5,465,553

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 3.5%
	Repurchase Agreement: 3.5%
$203,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $203,030 to be received upon repurchase (Collateralized by $220,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $211,222, due 09/18/07)	$203,000

	Total Short-Term Investments (Cost $203,000)	203,000

Total Investments in Securities (Cost $5,228,841)*	98.0%	$5,668,553
Other Assets and Liabilities-Net	2.0	117,858

Net Assets	100.0%	$5,786,411

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
S	Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.
*	Cost for federal income tax purposes is $5,266,616. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$450,146
Gross Unrealized Depreciation	(48,209)

Net Unrealized Appreciation	$401,937

ING Fundamental Research Fund Futures Contracts as of November 30, 2006

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value	Date	(Depreciation)

Long Contracts
S&P 500 E-Mini	2	$140,290	12/15/2006	$4,741

				$4,741

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 99.9%
		Aerospace/ Defense: 6.0%
108,280		Boeing Co.	$9,586,028
90,010		General Dynamics Corp.	6,736,348

			16,322,376

		Banks: 3.1%
153,780	L	Commerce Bancorp., Inc.	5,345,393
49,680		State Street Corp.	3,086,618

			8,432,011

		Beverages: 0.7%
29,030		PepsiCo, Inc.	1,798,989

			1,798,989

		Biotechnology: 1.1%
15,690	@	Amgen, Inc.	1,113,990
39,330	@,L	Vertex Pharmaceuticals, Inc.	1,742,319

			2,856,309

		Chemicals: 1.2%
37,850		Monsanto Co.	1,819,450
9,780	@@	Potash Corp. of Saskatchewan	1,376,437

			3,195,887

		Commercial Services: 8.1%
87,980	@@	Accenture Ltd.	2,964,926
33,580	@	Alliance Data Systems Corp.	2,172,962
19,010		Corporate Executive Board Co.	1,798,726
77,910	L	Equifax, Inc.	2,959,801
28,600		Manpower, Inc.	2,030,600
87,670	@	Monster Worldwide, Inc.	3,826,796
50,070		Moody’s Corp.	3,478,864
116,610		Western Union Co.	2,658,708

			21,891,383

		Computers: 5.5%
76,580		Hewlett-Packard Co.	3,021,847
246,970	@,L	Network Appliance, Inc.	9,683,694
50,590	@,L	Sandisk Corp.	2,246,196

			14,951,737

		Diversified Financial Services: 12.0%
46,850	@@	Amvescap PLC ADR	1,013,366
6,400		Chicago Mercantile Exchange Holdings, Inc.	3,427,840
40,400	L	Countrywide Financial Corp.	1,604,688
10,730	L	First Marblehead Corp.	803,033
84,860		Franklin Resources, Inc.	9,057,956
7,500		Goldman Sachs Group, Inc.	1,461,000
139,140	@,L	Nasdaq Stock Market, Inc.	5,586,471
156,940	@@,L	UBS AG	9,450,927

			32,405,281

		Electric: 1.8%
84,070		TXU Corp.	4,824,777

			4,824,777

		Engineering & Construction: 2.4%
74,560		Fluor Corp.	6,492,685

			6,492,685

		Entertainment: 0.6%
38,150		International Game Technology	1,670,207

			1,670,207

		Food: 0.3%
15,140	L	Whole Foods Market, Inc.	738,832

			738,832

		Healthcare — Products: 4.4%
222,500		Medtronic, Inc.	11,598,925
7,440	@	St. Jude Medical, Inc.	277,289

			11,876,214

		Healthcare — Services: 3.1%
172,740		UnitedHealth Group, Inc.	8,478,079

			8,478,079

		Internet: 4.8%
100,930	@,L	eBay, Inc.	3,265,086
16,160	@	Google, Inc.	7,836,307
87,940	@,L	Symantec Corp.	1,864,328

			12,965,721

		Leisure Time: 0.8%
31,060	L	Harley-Davidson, Inc.	2,291,296

			2,291,296

		Lodging: 0.6%
25,400		Starwood Hotels & Resorts Worldwide, Inc.	1,629,918

			1,629,918

		Machinery — Construction & Mining: 0.8%
50,100		Joy Global, Inc.	2,199,390

			2,199,390

		Media: 2.8%
35,770	@	CBS Corp.	1,341,733
153,656		Walt Disney Co.	5,078,331
77,280	@,L	XM Satellite Radio Holdings, Inc.	1,115,923

			7,535,987

		Mining: 3.3%
148,400	@@,L	Cameco Corp.	5,642,168
56,480	@@,L	Cia Vale do Rio Doce	1,567,885
26,600		Freeport-McMoRan Copper & Gold, Inc.	1,672,342

			8,882,395

		Miscellaneous Manufacturing: 4.3%
84,000	L	Danaher Corp.	6,142,080
146,980		General Electric Co.	5,185,454
5,380		Roper Industries, Inc.	276,048

			11,603,582

		Oil & Gas: 0.6%
12,200	L	Murphy Oil Corp.	662,216
16,580		Occidental Petroleum Corp.	834,637

			1,496,853

		Oil & Gas Services: 1.7%
135,740		Halliburton Co.	4,579,868

			4,579,868

		Pharmaceuticals: 9.2%
4,400		Abbott Laboratories	205,304
95,440	@@,L	AstraZeneca PLC ADR	5,525,022
26,290	@@	Eisai Co., Ltd.	1,398,993
102,940	@,@@, L	Elan Corp. PLC ADR	1,489,542
17,990	@	Gilead Sciences, Inc.	1,185,901
143,390	@@	Sanofi-Aventis ADR	6,310,594
331,050		Schering-Plough Corp.	7,286,411
74,670	@@	Shionogi & Co., Ltd.	1,444,966

			24,846,733

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Retail: 0.9%
51,900		Wal-Mart Stores, Inc.	$2,392,590

			2,392,590

		Semiconductors: 1.8%
66,700	@	Altera Corp.	1,326,663
109,970	L	Linear Technology Corp.	3,534,436

			4,861,099

		Software: 8.1%
190,590	@	Adobe Systems, Inc.	7,648,377
170,150	@	Autodesk, Inc.	7,006,777
46,680		Automatic Data Processing, Inc.	2,251,376
254,260	@	Oracle Corp.	4,838,568

			21,745,098

		Telecommunications: 7.6%
32,470	@@,L	America Movil SA de CV	1,443,941
71,640	@,L	American Tower Corp.	2,713,007
55,150	L	AT&T, Inc.	1,870,137
341,490	@	Cisco Systems, Inc.	9,179,251
242,960		Motorola, Inc.	5,386,423

			20,592,759

		Transportation: 2.3%
78,330		United Parcel Service, Inc.	6,103,469

			6,103,469

		Total Common Stock (Cost $230,515,339)	269,661,525

SHORT-TERM INVESTMENTS: 19.3%
		U.S. Government Agency Obligations: 0.1%
$248,000		Federal Home Loan Bank, 4.980%, due 12/01/06	$247,966

		Total U.S. Government Agency Obligations (Cost $247,966)	247,966

		Securities Lending CollateralCC: 19.2%
51,726,337		The Bank of New York Institutional Cash Reserves Fund	51,726,337

		Total Securities Lending Collateral (Cost $51,726,337)	51,726,337

		Total Short-Term Investments (Cost $51,974,303)	51,974,303

Total Investments in Securities (Cost $282,489,642)*	119.2%	$321,635,828
Other Assets and Liabilities-Net	(19.2)	(51,763,069)

Net Assets	100.0%	$269,872,759

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
*	Cost for federal income tax purposes is $284,105,594. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,331,001
Gross Unrealized Depreciation	(2,800,767)

Net Unrealized Appreciation	$37,530,234

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.4%
		Advertising: 1.0%
30,100		Omnicom Group	$3,075,016

			3,075,016

		Aerospace/ Defense: 2.6%
60,300		L-3 Communications Holdings, Inc.	4,959,675
156,800	@,L	Orbital Sciences Corp.	2,841,216

			7,800,891

		Agriculture: 1.2%
55,800		Loews Corp.	3,480,246

			3,480,246

		Apparel: 8.3%
305,600	@,L	Coach, Inc.	13,204,976
121,700	@,@@, L	Gildan Activewear, Inc.	6,711,755
96,100		Phillips-Van Heusen	4,740,613

			24,657,344

		Biotechnology: 0.9%
49,200	@,L	Celgene Corp.	2,741,916

			2,741,916

		Chemicals: 0.2%
16,119	L	Ecolab, Inc.	714,878

			714,878

		Commercial Services: 4.6%
66,800	@	Corrections Corp. of America	3,036,060
115,600	@	Gartner, Inc.	2,228,768
84,500		McKesson Corp.	4,174,300
92,100		Watson Wyatt Worldwide, Inc.	4,273,440

			13,712,568

		Computers: 1.7%
85,400	@,L	CACI International, Inc.	5,110,336

			5,110,336

		Diversified Financial Services: 3.9%
163,500		Charles Schwab Corp.	2,998,590
216,300	@	E*Trade Financial Corp.	5,206,341
26,700	@,L	GFI Group, Inc.	1,510,152
52,200	@	Investment Technology Group, Inc.	1,957,500

			11,672,583

		Electrical Components & Equipment: 2.7%
151,800		Ametek, Inc.	4,950,198
72,200	@	General Cable Corp.	3,068,500

			8,018,698

		Electronics: 2.5%
159,500	@	Dolby Laboratories, Inc.	4,552,130
56,200	@	Itron, Inc.	2,697,038

			7,249,168

		Engineering & Construction: 1.8%
99,900	@	McDermott International, Inc.	5,202,792

			5,202,792

		Entertainment: 3.9%
128,000	L	International Game Technology	5,603,840
181,200		Regal Entertainment Group	3,770,772
87,300		Warner Music Group Corp.	2,219,166

			11,593,778

		Food: 1.7%
149,000		Supervalu, Inc.	5,104,740

			5,104,740

		Healthcare — Products: 4.1%
89,913	@	Gen-Probe, Inc.	4,382,360
116,000	@,L	Hologic, Inc.	5,803,480
50,700	@	Respironics, Inc.	1,828,242

			12,014,082

		Healthcare — Services: 2.4%
72,620	@	Coventry Health Care, Inc.	3,495,201
49,300	@,L	Laboratory Corp. of America Holdings	3,490,440

			6,985,641

		Home Furnishings: 2.2%
61,300		Harman International Industries, Inc.	6,365,392

			6,365,392

		Insurance: 2.6%
35,300		AMBAC Financial Group, Inc.	3,023,092
93,600	@,L	ProAssurance Corp.	4,795,128

			7,818,220

		Internet: 6.0%
123,200	@,L	Akamai Technologies, Inc.	6,020,784
89,600	@,L	Digital River, Inc.	5,278,336
47,400	@,L	Nutri/ System, Inc.	3,272,970
127,700	@	VeriSign, Inc.	3,334,247

			17,906,337

		Investment Companies: 1.3%
36,329		iShares Russell Midcap Growth Index Fund	3,787,298

			3,787,298

		Iron/ Steel: 1.5%
49,300	L	Allegheny Technologies, Inc.	4,419,745

			4,419,745

		Metal Fabricate/ Hardware: 1.3%
50,100		Precision Castparts Corp.	3,780,546

			3,780,546

		Miscellaneous Manufacturing: 4.5%
90,600		ITT Corp.	4,887,870
162,600	L	Roper Industries, Inc.	8,343,006

			13,230,876

		Oil & Gas: 2.2%
95,600	@	Newfield Exploration Co.	4,758,012
41,300	@,L	Southwestern Energy Co.	1,739,969

			6,497,981

		Oil & Gas Services: 3.9%
143,800	@,L	Cameron International Corp.	7,811,216
58,300	@,L	National Oilwell Varco, Inc.	3,877,533

			11,688,749

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Pharmaceuticals: 2.0%
19,700		Allergan, Inc.	$2,296,626
74,200	@	Medco Health Solutions, Inc.	3,725,582

			6,022,208

		Retail: 7.5%
95,900	@,L	Chipotle Mexican Grill, Inc.	5,557,405
128,200	L	Circuit City Stores, Inc.	3,199,872
142,000		Nordstrom, Inc.	6,960,840
92,105	@	Office Depot, Inc.	3,487,095
62,800	@,L	Pantry, Inc.	3,078,456

			22,283,668

		Semiconductors: 3.9%
159,700	@,@@, L	ASML Holding NV	3,976,530
139,400	@	Integrated Device Technology, Inc.	2,300,100
141,800	@,L	Nvidia Corp.	5,245,182

			11,521,812

		Software: 10.3%
151,900	@	Adobe Systems, Inc.	6,095,747
85,600	@	Ansys, Inc.	4,018,920
57,900	@	Commvault Systems, Inc.	1,155,684
78,400	@	Dun & Bradstreet Corp.	6,446,048
46,900	@	Electronic Arts, Inc.	2,619,365
64,300	@	Fiserv, Inc.	3,286,373
230,700	@,L	Informatica Corp.	2,779,935
134,800	@	Intuit, Inc.	4,243,504

			30,645,576

		Telecommunications: 4.2%
251,900	@,L	Arris Group, Inc.	3,005,167
90,000	@,L	NII Holdings, Inc.	5,843,700
121,600	@,L	Polycom, Inc.	3,506,944

			12,355,811

		Toys/ Games/ Hobbies: 0.5%
70,300		Mattel, Inc.	1,543,084

			1,543,084

		Total Common Stock (Cost $252,479,730)	289,001,980

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 28.5%
	Repurchase Agreement: 3.8%
$11,122,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $11,123,631 to be received upon repurchase (Collateralized by $11,487,000 various U.S. Government Agency Obligations, Discount Note-4.250%, Market Value plus accrued interest $11,345,295, due 05/30/07-09/14/07)	$11,122,000

	Total Repurchase Agreement (Cost $11,122,000)	11,122,000

	Securities Lending CollateralCC: 24.7%
73,372,935	The Bank of New York Institutional Cash Reserves Fund	73,372,935

	Total Securities Lending Collateral (Cost $73,372,935)	73,372,935

	Total Short-Term Investments (Cost $84,494,935)	84,494,935

Total Investments in Securities (Cost $336,974,665)*	125.9%	$373,496,915
Other Assets and Liabilities-Net	(25.9)	(76,774,971)

Net Assets	100.0%	$296,721,944

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,480,398
Gross Unrealized Depreciation	(2,958,148)

Net Unrealized Appreciation	$36,522,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.4%
		Aerospace/ Defense: 5.1%
1,500		Lockheed Martin Corp.	$135,675
2,900		Raytheon Co.	148,016

			283,691

		Airlines: 2.1%
2,879	@	Continental Airlines, Inc.	117,003

			117,003

		Apparel: 5.2%
2,300	@	Guess ?, Inc.	142,968
3,000		Phillips-Van Heusen	147,990

			290,958

		Banks: 0.5%
700	@@	Banco Bradesco SA ADR	26,397

			26,397

		Commercial Services: 2.5%
3,400	@@	Accenture Ltd.	114,580
600		Equifax, Inc.	22,794

			137,374

		Computers: 4.2%
2,400		Hewlett-Packard Co.	94,704
1,500		International Business Machines Corp.	137,880

			232,584

		Diversified Financial Services: 1.2%
3,700		Charles Schwab Corp.	67,858

			67,858

		Electronics: 1.1%
1,600		Applera Corp. — Applied Biosystems Group	58,304

			58,304

		Food: 4.8%
3,100		Campbell Soup Co.	118,017
2,600		General Mills, Inc.	145,470

			263,487

		Healthcare — Services: 4.9%
3,300		Aetna, Inc.	136,323
2,100	@	WellCare Health Plans, Inc.	135,597

			271,920

		Insurance: 15.8%
3,700	@@	Axis Capital Holdings Ltd.	126,651
2,700		Chubb Corp.	139,752
1,200		Hartford Financial Services Group, Inc.	102,912
1,900		Metlife, Inc.	111,587
2,000		Prudential Financial, Inc.	162,960
1,800		Safeco Corp.	109,026
3,450		WR Berkley Corp.	121,130

			874,018

		Iron/ Steel: 3.5%
2,943		Chaparral Steel Co.	136,850
1,000		Nucor Corp.	59,850

			196,700

		Machinery — Diversified: 1.7%
800		Cummins, Inc.	95,936

			95,936

		Media: 2.5%
2,100		McGraw-Hill Cos., Inc.	139,965

			139,965

		Oil & Gas: 5.0%
1,600		Chevron Corp.	115,712
2,100		ExxonMobil Corp.	161,301

			277,013

		Pharmaceuticals: 5.6%
3,300		AmerisourceBergen Corp.	151,767
1,200	@@	AstraZeneca PLC ADR	69,468
3,400	@	King Pharmaceuticals, Inc.	56,202
800		Merck & Co., Inc.	35,608

			313,045

		Retail: 20.4%
2,700		American Eagle Outfitters	121,986
2,500	@	AnnTaylor Stores Corp.	86,250
1,400		Darden Restaurants, Inc.	56,210
3,500	@	Dollar Tree Stores, Inc.	105,035
2,800		Gap, Inc.	52,416
1,800		JC Penney Co., Inc.	139,212
2,000	@	Kohl’s Corp.	139,200
3,300		McDonald’s Corp.	138,501
2,300		Nordstrom, Inc.	112,746
3,400	@	Office Depot, Inc.	128,724
1,900		TJX Cos., Inc.	52,098

			1,132,378

		Semiconductors: 4.7%
800	@,@@	ASML Holding NV	19,920
7,800	@,@@	Infineon Technologies AG ADR	100,854
12,900	@	LSI Logic Corp.	137,514

			258,288

		Software: 4.5%
6,800	@	BEA Systems, Inc.	93,636
4,700	@	BMC Software, Inc.	153,032

			246,668

		Telecommunications: 3.1%
1,000	@@	China Mobile Ltd. ADR	42,200
4,900	@	Cisco Systems, Inc.	131,711

			173,911

Total Investments in Securities (Cost $4,853,033)*	98.4%	$5,457,498
Other Assets and Liabilities-Net	1.6	88,109

Net Assets	100.0%	$5,545,607

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$641,109
Gross Unrealized Depreciation	(36,644)

Net Unrealized Appreciation	$604,465

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.0%
		Advertising: 0.6%
60,300	@,L	Gaiam, Inc.	$824,904

			824,904

		Aerospace/ Defense: 2.0%
21,900		DRS Technologies, Inc.	1,088,211
20,000	@	Esterline Technologies Corp.	778,800
30,800	@	Moog, Inc.	1,126,664

			2,993,675

		Apparel: 2.9%
50,600	@	Carter’s, Inc.	1,394,536
25,400	@,@@, L	Gildan Activewear, Inc.	1,400,810
24,500		Phillips-Van Heusen	1,208,585
10,525	@	Steven Madden Ltd.	387,004

			4,390,935

		Banks: 1.5%
38,043		Boston Private Financial Holdings, Inc.	1,032,867
9,700	@,L	SVB Financial Group	460,556
21,300		Whitney Holding Corp.	686,499

			2,179,922

		Biotechnology: 2.9%
24,500	@,L	Alexion Pharmaceuticals, Inc.	1,060,360
77,400	@,L	Human Genome Sciences, Inc.	969,048
39,800	@,L	ICos. Corp.	1,285,142
23,100	@	Integra LifeSciences Holdings Corp.	956,571

			4,271,121

		Chemicals: 2.5%
23,800		Albemarle Corp.	1,659,812
8,000		MacDermid, Inc.	261,200
72,700		UAP Holding Corp.	1,745,527

			3,666,539

		Commercial Services: 5.5%
22,700	@,L	Advisory Board Co.	1,259,169
30,500		Arbitron, Inc.	1,345,355
59,628		Diamond Management & Technology Consultants, Inc.	664,852
35,600	@,L	FTI Consulting, Inc.	956,928
30,000	@	Geo Group, Inc.	1,126,800
40,350	L	Healthcare Services Group	1,008,750
19,900	@,L	Huron Consulting Group, Inc.	818,686
13,832	@	Kendle International, Inc.	484,535
31,200	@,L	Navigant Consulting, Inc.	594,360

			8,259,435

		Computers: 4.4%
6,400	@	CACI International, Inc.	382,976
43,800	@	Electronics for Imaging	1,073,100
29,500	@,L	Komag, Inc.	1,164,660
17,300	@,L	Kronos, Inc.	609,998
35,065	@,L	Micros Systems, Inc.	1,785,510
69,900	@,L	Palm, Inc.	979,299
20,700	@,L	SRA International, Inc.	604,026

			6,599,569

		Cosmetics/ Personal Care: 0.3%
25,600	@,L	Physicians Formula Holdings, Inc.	468,480

			468,480

		Distribution/ Wholesale: 2.0%
64,000	@,L	Brightpoint, Inc.	883,840
34,288	@	Nuco2, Inc.	856,171
30,550	L	Pool Corp.	1,251,634

			2,991,645

		Diversified Financial Services: 2.6%
29,544	@,L	CompuCredit Corp.	1,112,627
10,900	@	GFI Group, Inc.	616,504
14,600		International Securities Exchange, Inc.	776,428
20,400	@	Investment Technology Group, Inc.	765,000
11,600		Nuveen Investments, Inc.	575,592

			3,846,151

		Electronics: 3.5%
10,000	@,L	Cymer, Inc.	472,500
22,100	@,L	Itron, Inc.	1,060,579
59,600		Keithley Instruments, Inc.	749,768
27,818	@,L	Measurement Specialties, Inc.	672,639
28,100	@	Thomas & Betts Corp.	1,457,547
20,000	@	Varian, Inc.	881,600

			5,294,633

		Engineering & Construction: 0.8%
18,900	@	EMCOR Group, Inc.	1,127,763

			1,127,763

		Entertainment: 0.5%
29,600	@	Macrovision Corp.	818,440

			818,440

		Healthcare — Products: 3.9%
34,900	@,L	Arthrocare Corp.	1,454,283
35,400	@	DJO, Inc.	1,505,208
14,400	@	Haemonetics Corp.	652,032
12,600	@,L	Hologic, Inc.	630,378
22,101	@,L	Kyphon, Inc.	746,351
43,191	@,L	PSS World Medical, Inc.	904,420

			5,892,672

		Healthcare — Services: 4.4%
25,200	@,L	Amedisys, Inc.	987,084
14,400	@,L	Healthways, Inc.	661,968
26,200	@,L	Magellan Health Services, Inc.	1,152,276
32,700	@	Pediatrix Medical Group, Inc.	1,574,505
49,500	@,L	Psychiatric Solutions, Inc.	1,801,305
6,300	@,L	WellCare Health Plans, Inc.	406,791

			6,583,929

		Housewares: 1.1%
36,900		Toro Co.	1,656,810

			1,656,810

		Insurance: 1.4%
47,300	@@	Aspen Insurance Holdings Ltd.	1,274,735
15,353	@	ProAssurance Corp.	786,534

			2,061,269

		Internet: 5.5%
61,000	@,L	24/7 Real Media, Inc.	531,920
39,000	@	aQuantive, Inc.	932,100
7,609	@,L	Digital Insight Corp.	290,359
7,300	@	F5 Networks, Inc.	546,113
16,000	@,L	Nutri/ System, Inc.	1,104,800
102,100	@,L	Sapient Corp.	557,466
31,430	@,L	Trizetto Group	543,425
84,800	@,L	Valueclick, Inc.	2,108,976

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Internet (continued)
43,600	@,L	WebEx Communications, Inc.	$1,565,240

			8,180,399

		Iron/ Steel: 1.0%
2,600		Allegheny Technologies, Inc.	233,090
27,200	L	Cleveland-Cliffs, Inc.	1,306,688

			1,539,778

		Leisure Time: 1.0%
30,800	@,L	Life Time Fitness, Inc.	1,518,748

			1,518,748

		Lodging: 0.7%
88,400	@	Red Lion Hotels Corp.	1,087,320

			1,087,320

		Machinery — Diversified: 2.1%
5,000	@	Middleby Corp.	507,500
24,000		Nordson Corp.	1,158,960
44,400		Wabtec Corp.	1,458,540

			3,125,000

		Metal Fabricate/ Hardware: 0.5%
11,400	@	NS Group, Inc.	754,110

			754,110

		Mining: 0.4%
98,000	@,L	Coeur d’Alene Mines Corp.	534,100

			534,100

		Oil & Gas: 4.9%
45,400	@,L	Carrizo Oil & Gas, Inc.	1,511,820
68,500	@	EXCO Resources, Inc.	1,005,580
82,900	@,L	McMoRan Exploration Co.	1,302,359
71,400	@,L	Parallel Petroleum Corp.	1,410,150
50,700	@	Petroquest Energy, Inc.	635,778
34,800	@	Southwestern Energy Co.	1,466,124

			7,331,811

		Oil & Gas Services: 2.9%
36,000	@,L	Dresser-Rand Group, Inc.	871,560
20,500	@	FMC Technologies, Inc.	1,230,205
18,700	@,L	Oil States International, Inc.	650,947
47,800	@	Superior Energy Services	1,556,846

			4,309,558

		Packaging & Containers: 1.0%
15,500		Greif, Inc.	1,536,825

			1,536,825

		Pharmaceuticals: 4.7%
60,600	@,L	Alkermes, Inc.	919,908
72,600	@	BioMarin Pharmaceuticals, Inc.	1,242,186
54,200	@,L	Cubist Pharmaceuticals, Inc.	1,103,512
54,300	@	HealthExtras, Inc.	1,160,934
46,800	@,L	Sciele Pharma, Inc.	1,058,148
20,000	@	Theravance, Inc.	625,800
16,000	@,L	United Therapeutics Corp.	931,520

			7,042,008

		Real Estate Investment Trusts: 1.9%
22,600	L	Digital Realty Trust, Inc.	823,544
28,000	L	Nationwide Health Properties, Inc.	828,520
63,700	L	Omega Healthcare Investors, Inc.	1,128,764

			2,780,828

		Retail: 5.8%
56,100		Casey’s General Stores, Inc.	1,396,329
19,391	L	Cash America International, Inc.	855,919
7,500	@	Childrens Place Retail Stores, Inc.	483,900
30,600	@,L	JOS A Bank Clothiers, Inc.	917,694
63,100	@	Morton’s Restaurant Group, Inc.	1,028,530
19,200		Ruby Tuesday, Inc.	518,208
45,000	@,L	Sonic Corp.	1,056,600
24,000	@,L	Tractor Supply Co.	1,142,400
29,500	@	Tween Brands, Inc.	1,236,640

			8,636,220

		Savings & Loans: 1.6%
24,161		Flagstar Bancorp., Inc.	363,623
119,308		NewAlliance Bancshares, Inc.	1,950,686

			2,314,309

		Semiconductors: 7.9%
36,000	@	Actel Corp.	671,760
123,700	@	Axcelis Technologies, Inc.	790,443
149,600	@,L	Entegris, Inc.	1,594,736
64,900	@	Fairchild Semiconductor International, Inc.	1,059,168
33,600	@,L	Formfactor, Inc.	1,255,296
23,000	@	Integrated Device Technology, Inc.	379,500
68,200	@	Micrel, Inc.	787,710
55,900	@,L	Microsemi Corp.	1,154,335
85,000	@	Semtech Corp.	1,115,200
34,700	@,L	Tessera Technologies, Inc.	1,314,089
15,000	@,L	Varian Semiconductor Equipment Associates, Inc.	595,950
60,100	@,@@,	Verigy Ltd.	1,072,184

	L		11,790,371

		Software: 4.5%
20,900	@	Activision, Inc.	356,345
45,400	@	Ansys, Inc.	2,131,530
27,400		Blackbaud, Inc.	706,646
118,700	@,L	Informatica Corp.	1,430,335
22,100	@	Progress Software Corp.	599,131
44,000	@,L	THQ, Inc.	1,432,200

			6,656,187

		Storage/ Warehousing: 1.0%
54,400	@,L	Mobile Mini, Inc.	1,493,824

			1,493,824

		Telecommunications: 3.4%
37,900	L	Adtran, Inc.	825,841
101,200	@	Arris Group, Inc.	1,207,316
80,645	@,L	Powerwave Technologies, Inc.	516,934
37,200	@	RCN Corp.	1,118,232
50,600	@,L	SBA Communications Corp.	1,435,522

			5,103,845

		Transportation: 2.4%
16,200	L	Forward Air Corp.	539,460
52,500	@,L	HUB Group, Inc.	1,498,350
52,500		Knight Transportation, Inc.	925,050
18,800	@,L	PHI, Inc.	636,568

			3,599,428

		Total Common Stock (Cost $123,902,883)	143,262,561

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 32.0%
	Repurchase Agreement: 4.7%
$7,059,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $7,060,035 to be received upon repurchase (Collateralized by $6,993,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $7,200,640, due 06/15/08)	$7,059,000

	Total Repurchase Agreement (Cost $7,059,000)	7,059,000

	Securities Lending CollateralCC: 27.3%
40,639,690	The Bank of New York Institutional Cash Reserves Fund	40,639,690

	Total Securities Lending Collateral (Cost $40,639,690)	40,639,690

	Total Short-Term Investments (Cost $47,698,690)	47,698,690

Total Investments in Securities (Cost $171,601,573)*	128.0%	$190,961,251
Other Assets and Liabilities-Net	(28.0)	(41,729,507)

Net Assets	100.0%	$149,231,744

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
*	Cost for federal income tax purposes is $171,668,498. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,453,367
Gross Unrealized Depreciation	(3,160,614)

Net Unrealized Appreciation	$19,292,753

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.0%
		Banks: 28.5%
118,900		Associated Banc-Corp.	$3,952,236
320,107		Bank of America Corp.	17,237,762
267,939		Bank of New York Co., Inc.	9,522,552
104,466		Capital One Financial Corp.	8,135,812
45,700		PNC Financial Services Group, Inc.	3,230,533
162,000		Prosperity Bancshares, Inc.	5,493,420
347,319		US Bancorp	11,683,811
188,387		Wachovia Corp.	10,208,692
399,490		Wells Fargo & Co.	14,078,028
52,586		Zions Bancorp	4,114,329

			87,657,175

		Commercial Services: 0.8%
109,334		Western Union Co.	2,492,815

			2,492,815

		Diversified Financial Services: 33.3%
97,791	@	Affiliated Managers Group, Inc.	9,985,439
96,808		American Express Co.	5,684,566
60,600		CIT Group, Inc.	3,151,806
352,800		Citigroup, Inc.	17,495,352
181,174		Countrywide Financial Corp.	7,196,231
105,998	@	E*Trade Financial Corp.	2,551,372
73,926		Fannie Mae	4,216,000
50,480		Franklin Resources, Inc.	5,388,235
78,417		Freddie Mac	5,266,486
25,573		Goldman Sachs Group, Inc.	4,981,620
314,198		JPMorgan Chase & Co.	14,541,083
41,732		Lehman Brothers Holdings, Inc.	3,074,396
108,554		Merrill Lynch & Co., Inc.	9,490,876
60,965		Morgan Stanley	4,643,094
271,400	@	TD Ameritrade Holding Corp.	4,765,784

			102,432,340

		Home Builders: 1.3%
151,680		D.R. Horton, Inc.	4,040,755

			4,040,755

		Insurance: 29.3%
108,045	@@	ACE Ltd.	6,141,278
121,200		Aflac, Inc.	5,349,768
207,571		American International Group, Inc.	14,596,393
132,600		AON Corp.	4,731,168
129,400	@@	Axis Capital Holdings Ltd.	4,429,362
153,400	@@	Endurance Specialty Holdings Ltd.	5,757,102
124,099		Genworth Financial, Inc.	4,070,447
51,336		Hartford Financial Services Group, Inc.	4,402,575
57,915		Lincoln National Corp.	3,682,815
145,500		Metlife, Inc.	8,545,215
74,650		PMI Group, Inc.	3,233,092
66,700		Protective Life Corp.	3,149,574
72,188		Prudential Financial, Inc.	5,881,878
161,300	@@	Security Capital Assurance Ltd.	4,084,116
159,305		St. Paul Travelers Cos., Inc.	8,253,592
82,700		Stancorp Financial Group, Inc.	3,755,407

			90,063,782

		Internet: 1.3%
93,100	@	Checkfree Corp.	3,892,511

			3,892,511

		Real Estate Investment Trusts: 1.6%
68,600	@	Douglas Emmett, Inc.	1,804,180
62,100		Liberty Property Trust	3,180,141

			4,984,321

		Software: 0.9%
109,334		First Data Corp.	2,760,684

			2,760,684

		Total Common Stock (Cost $222,029,988)	298,324,383

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.0%
		Money Market: 1.6%
$5,000,000	**	ING Institutional Prime Money Market Fund	$5,000,000

		Total Money Market (Cost $5,000,000)	5,000,000

		Repurchase Agreement: 1.4%
4,288,000		Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $4,288,629 to be received upon repurchase (Collateralized by $4,248,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $4,374,134, due 06/15/08)	4,288,000

		Total Repurchase Agreement (Cost $4,288,000)	4,288,000

		Total Short-Term Investments (Cost $9,288,000)	9,288,000

Total Investments in Securities (Cost $231,317,988)*	100.0%	$307,612,383
Other Assets and Liabilities-Net	(0.0)	(138,005)

Net Assets	100.0%	$307,474,378

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliated company
*	Cost for federal income tax purposes is $231,482,753. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$77,789,326
Gross Unrealized Depreciation	(1,659,696)

Net Unrealized Appreciation	$76,129,630

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 90.3%
		Agriculture: 1.5%
19,530		Altria Group, Inc.	$1,644,621

			1,644,621

		Auto Manufacturers: 7.1%
525,230		Ford Motor Co.	4,270,120
120,760		General Motors Corp.	3,529,815

			7,799,935

		Auto Parts & Equipment: 0.7%
330,390	@	Delphi Corp.	816,063

			816,063

		Banks: 4.2%
66,540		Fifth Third Bancorp.	2,623,672
114,460	@@	Popular, Inc.	2,025,942

			4,649,614

		Commercial Services: 3.0%
136,640		H&R Block, Inc.	3,279,360

			3,279,360

		Computers: 8.5%
128,000	@	Dell, Inc.	3,486,720
79,990		Electronic Data Systems Corp.	2,170,929
27,720		International Business Machines Corp.	2,548,022
160,620	@	Unisys Corp.	1,158,070

			9,363,741

		Diversified Financial Services: 1.8%
40,830		Citigroup, Inc.	2,024,760

			2,024,760

		Food: 9.9%
118,900		Kroger Co.	2,551,594
86,860		Safeway, Inc.	2,676,157
186,593		Sara Lee Corp.	3,093,712
74,830		Supervalu, Inc.	2,563,676

			10,885,139

		Healthcare — Products: 2.9%
202,241	@	Boston Scientific Corp.	3,199,453

			3,199,453

		Healthcare — Services: 1.5%
225,570	@	Tenet Healthcare Corp.	1,599,291

			1,599,291

		Home Furnishings: 2.4%
31,210		Whirlpool Corp.	2,662,213

			2,662,213

		Insurance: 5.0%
77,440	@	Conseco, Inc.	1,540,282
23,610		Loews Corp.	942,511
67,210		Marsh & McLennan Cos., Inc.	2,111,738
16,740		Nationwide Financial Services	870,480

			5,465,011

		Media: 5.1%
58,640		Gannett Co., Inc.	3,490,253
4,435	@	Idearc, Inc.	122,140
64,130		Tribune Co.	2,039,334

			5,651,727

		Miscellaneous Manufacturing: 3.0%
126,990		Eastman Kodak Co.	3,304,280

			3,304,280

		Office/ Business Equipment: 2.2%
143,550	@	Xerox Corp.	2,368,575

			2,368,575

		Pharmaceuticals: 12.3%
110,340		Bristol-Myers Squibb Co.	2,739,742
55,960		Merck & Co., Inc.	2,490,780
122,090		Pfizer, Inc.	3,356,254
125,010		Schering-Plough Corp.	2,751,470
45,410		Wyeth	2,192,395

			13,530,641

		Pipelines: 2.2%
161,640		El Paso Corp.	2,359,944

			2,359,944

		Semiconductors: 5.8%
165,900		Intel Corp.	3,541,965
193,800	@	Micron Technology, Inc.	2,829,480

			6,371,445

		Software: 2.3%
86,310		Microsoft Corp.	2,531,472

			2,531,472

		Telecommunications: 8.9%
21,260		AT&T, Inc.	720,927
36,930		BellSouth Corp.	1,646,709
1,697,230	@	Lucent Technologies, Inc.	4,327,937
88,710		Verizon Communications, Inc.	3,099,526

			9,795,099

		Total Common Stock (Cost $92,332,057)	99,302,384

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 9.0%
	U.S. Government Agency Obligations: 9.0%
$9,828,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$9,826,640

	Total Short-Term Investments (Cost $9,826,640)	9,826,640

Total Investments in Securities (Cost $102,158,697)*	99.3%	$109,129,024
Other Assets and Liabilities-Net	0.7	812,979

Net Assets	100.0%	$109,942,003

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,432,048
Gross Unrealized Depreciation	(2,461,721)

Net Unrealized Appreciation	$6,970,327

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.6%
		Aerospace/ Defense: 1.7%
21,200		Boeing Co.	$1,876,836
69,000		United Technologies Corp.	4,452,570

			6,329,406

		Agriculture: 4.9%
166,700		Altria Group, Inc.	14,037,807
64,400		Loews Corp.	4,016,628

			18,054,435

		Banks: 9.3%
268,300		Bank of America Corp.	14,447,955
184,300		Bank of New York Co., Inc.	6,550,022
46,766	L	Capital One Financial Corp.	3,642,136
270,400		Wells Fargo & Co.	9,528,896

			34,169,009

		Beverages: 1.9%
78,000		Coca-Cola Co.	3,652,740
45,100		Molson Coors Brewing Co.	3,205,708

			6,858,448

		Building Materials: 1.0%
236,900	@,L	Goodman Global, Inc.	3,792,769

			3,792,769

		Chemicals: 2.1%
56,800		Air Products & Chemicals, Inc.	3,927,152
55,300		Ashland, Inc.	3,738,833

			7,665,985

		Coal: 0.8%
65,400	L	Peabody Energy Corp.	3,009,054

			3,009,054

		Computers: 2.1%
102,700		Hewlett-Packard Co.	4,052,542
148,900	@@,L	Seagate Technology, Inc.	3,835,664

			7,888,206

		Cosmetics/ Personal Care: 2.5%
145,900		Procter & Gamble Co.	9,161,061

			9,161,061

		Diversified Financial Services: 13.3%
38,400	@,L	Affiliated Managers Group, Inc.	3,921,024
201,500		Citigroup, Inc.	9,992,385
132,000	L	Countrywide Financial Corp.	5,243,040
153,804	@	E*Trade Financial Corp.	3,702,062
29,600		Freddie Mac	1,987,936
263,300		JPMorgan Chase & Co.	12,185,524
82,300		Merrill Lynch & Co., Inc.	7,195,489
59,600		Morgan Stanley	4,539,136

			48,766,596

		Electric: 3.6%
32,113	@	Dynegy, Inc.	—
257,800	@,L	Mirant Corp.	7,842,276
114,600	L	PG&E Corp.	5,263,578

			13,105,854

		Electrical Components & Equipment: 1.0%
85,000	@,L	General Cable Corp.	3,612,500

			3,612,500

		Electronics: 1.4%
475,000	@,@@,	Flextronics International Ltd.	5,343,750

	L		5,343,750

		Energy — Alternate Sources: 0.0%
2,037	@,L	Evergreen Energy, Inc.	17,926

			17,926

		Engineering & Construction: 1.1%
255,000	@@,L	ABB Ltd. ADR	4,151,400

			4,151,400

		Entertainment: 1.2%
208,100		Regal Entertainment Group	4,330,561

			4,330,561

		Food: 0.9%
131,634	@,L	Smithfield Foods, Inc.	3,472,505

			3,472,505

		Gas: 1.2%
81,800	L	Sempra Energy	4,458,100

			4,458,100

		Healthcare — Products: 0.8%
79,400	@	St. Jude Medical, Inc.	2,959,238

			2,959,238

		Healthcare — Services: 1.0%
89,000		Aetna, Inc.	3,676,590

			3,676,590

		Insurance: 8.1%
103,000		American International Group, Inc.	7,242,960
227,800	@,L	Conseco, Inc.	4,530,942
88,600		Genworth Financial, Inc.	2,906,080
114,400		Metlife, Inc.	6,718,712
39,300		Protective Life Corp.	1,855,746
83,400		St. Paul Travelers Cos., Inc.	4,320,954
45,090		Stancorp Financial Group, Inc.	2,047,537

			29,622,931

		Iron/ Steel: 0.5%
21,000	L	Allegheny Technologies, Inc.	1,882,650

			1,882,650

		Lodging: 0.9%
77,800	L	Boyd Gaming Corp.	3,294,830

			3,294,830

		Media: 1.6%
104,600		Time Warner, Inc.	2,106,644
110,300		Walt Disney Co.	3,645,415

			5,752,059

		Mining: 0.8%
49,400		Freeport-McMoRan Copper & Gold, Inc.	3,105,778

			3,105,778

		Miscellaneous Manufacturing: 1.9%
81,600		Dover Corp.	4,104,480
80,300		General Electric Co.	2,832,984

			6,937,464

		Oil & Gas: 12.1%
40,900		Chevron Corp.	2,957,888
55,900		ConocoPhillips	3,762,070
227,600		ExxonMobil Corp.	17,481,956

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas (continued)
159,400	@	Newfield Exploration Co.	$7,933,338
135,600	@	Plains Exploration & Production Co.	6,384,048
160,400	L	Rowan Cos., Inc.	5,777,608

			44,296,908

		Oil & Gas Services: 1.2%
96,800	@	Weatherford International Ltd.	4,347,288

			4,347,288

		Pharmaceuticals: 5.3%
74,128	@	Medco Health Solutions, Inc.	3,721,967
445,200		Pfizer, Inc.	12,238,548
75,300		Wyeth	3,635,484

			19,595,999

		Real Estate Investment Trusts: 2.0%
75,600	L	KKR Financial Corp.	2,023,056
66,700		Liberty Property Trust	3,415,707
66,000		Sunstone Hotel Investors, Inc.	1,840,080

			7,278,843

		Retail: 1.0%
87,400		McDonald’s Corp.	3,668,178

			3,668,178

		Savings & Loans: 1.4%
376,700	L	Hudson City Bancorp., Inc.	4,998,809

			4,998,809

		Semiconductors: 1.1%
362,696	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,898,982

			3,898,982

		Telecommunications: 6.2%
341,300	L	AT&T, Inc.	11,573,483
208,800		Motorola, Inc.	4,629,096
337,200	@,L	Qwest Communications International, Inc.	2,593,068
198,600		Sprint Nextel Corp.	3,874,686

			22,670,333

		Transportation: 0.7%
30,300		Union Pacific Corp.	2,742,756

			2,742,756

		Total Common Stock (Cost $294,534,513)	354,917,201

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 20.7%
	Repurchase Agreement: 3.3%
$12,109,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $12,110,776 to be received upon repurchase (Collateralized by $12,676,000 Federal National Mortgage Association, Discount Note, Market Value $12,351,494, due 05/30/07)	$12,109,000

	Total Repurchase Agreement (Cost $12,109,000)	12,109,000

	Securities Lending CollateralCC: 17.4%
63,985,533	The Bank of New York Institutional Cash Reserves Fund	63,985,533

	Total Securities Lending Collateral (Cost $63,985,533)	63,985,533

	Total Short-Term Investments (Cost $76,094,533)	76,094,533

Total Investments in Securities (Cost $370,629,046)*	117.3%	$431,011,734
Other Assets and Liabilities-Net	(17.3)	(63,680,595)

Net Assets	100.0%	$367,331,139

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*	Cost for federal income tax purposes is $370,821,789. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,409,006
Gross Unrealized Depreciation	(2,219,061)

Net Unrealized Appreciation	$60,189,945

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.7%
		Auto Parts & Equipment: 21.8%
99,060		American Axle & Manufacturing Holdings, Inc.	$1,812,798
196,910	L	ArvinMeritor, Inc.	3,408,512
133,700		Cooper Tire & Rubber Co.	1,768,851
381,310	@,L	Dana Corp.	625,348
1,010,570	@,L	Delphi Corp.	2,496,108
177,155	@,L	Goodyear Tire & Rubber Co.	2,985,062
93,400	L	Lear Corp.	2,890,730
284,915	@,L	Visteon Corp.	2,290,717

			18,278,126

		Banks: 4.3%
22,000	@@,L	First Bancorp	220,440
75,300	@@,L	Popular, Inc.	1,332,810
337,900	@@	W Holding Co., Inc.	2,074,706

			3,627,956

		Chemicals: 7.3%
372,160		Chemtura Corp.	3,602,509
147,430	@,L	Huntsman Corp.	2,566,756

			6,169,265

		Commercial Services: 2.2%
73,550	L	Deluxe Corp.	1,810,801

			1,810,801

		Computers: 9.1%
181,487	@	BISYS Group, Inc.	2,176,029
705,400	@,L	Gateway, Inc.	1,340,260
33,980	@	Synopsys, Inc.	868,189
445,730	@	Unisys Corp.	3,213,713

			7,598,191

		Electric: 1.7%
206,859	@	Dynegy, Inc.	1,395,617
162,000	L,X	Mirant Corp.	—

			1,395,617

		Electronics: 9.6%
219,680	@,L	Kemet Corp.	1,614,648
774,810	@	Sanmina-SCI Corp.	2,866,797
1,081,072	@	Solectron Corp.	3,599,970

			8,081,415

		Food: 12.2%
170,530		Del Monte Foods Co.	1,925,284
91,741	L	Pilgrim’s Pride Corp.	2,341,230
59,980	L	Safeway, Inc.	1,847,984
48,173		Supervalu, Inc.	1,650,407
153,400		Tyson Foods, Inc.	2,437,526

			10,202,431

		Healthcare — Services: 4.6%
549,240	@,L	Tenet Healthcare Corp.	3,894,112

			3,894,112

		Home Furnishings: 1.4%
13,904		Whirlpool Corp.	1,186,011

			1,186,011

		Household Products/ Wares: 2.5%
89,670	L	American Greetings Corp.	2,135,043

			2,135,043

		Insurance: 2.6%
60,000	@,L	Conseco, Inc.	1,193,400
63,070		Phoenix Cos., Inc.	1,018,581

			2,211,981

		Machinery — Diversified: 2.7%
83,220		Briggs & Stratton Corp.	2,254,430

			2,254,430

		Media: 5.1%
56,730		McClatchy Co.	2,363,939
78,140	L	New York Times Co.	1,886,300

			4,250,239

		Semiconductors: 2.9%
134,129	@,L	Agere Systems, Inc.	2,403,592

			2,403,592

		Telecommunications: 7.7%
488,610	@,L	3Com Corp.	2,047,276
460,580	@	Cincinnati Bell, Inc.	2,081,822
266,100	@,L	Utstarcom, Inc.	2,362,965

			6,492,063

		Total Common Stock (Cost $93,568,597)	81,991,273

WARRANTS: 0.2%
		Electric: 0.2%
14,097		Mirant Corp.	169,164

			169,164

		Total Warrants (Cost $502,410)	169,164

		Total Long-Term Investments (Cost $94,071,007)	82,160,437

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 31.6%
	U.S. Government Agency Obligations: 2.1%
$1,765,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$1,764,756

	Total U.S. Government Agency Obligations (Cost $1,764,756)	1,764,756

	Securities Lending CollateralCC: 29.5%
24,719,658	The Bank of New York Institutional Cash Reserves Fund	24,719,658

	Total Securities Lending Collateral (Cost $24,719,658)	24,719,658

	Total Short-Term Investments (Cost $26,484,414)	26,484,414

Total Investments in Securities (Cost $120,555,421)*	129.5%	$108,644,851
Other Assets and Liabilities-Net	(29.5)	(24,777,793)

Net Assets	100.0%	$83,867,058

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,652,833
Gross Unrealized Depreciation	(17,563,403)

Net Unrealized Depreciation	$(11,910,570)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 67.5%
		Aerospace/ Defense: 0.2%
16,000	@	Orbital Sciences Corp.	$289,920

			289,920

		Agriculture: 0.0%
600		Archer-Daniels-Midland Co.	21,060

			21,060

		Auto Parts & Equipment: 1.0%
20,800	@@	Magna International, Inc.	1,598,688

			1,598,688

		Chemicals: 2.0%
24,600		Aceto Corp.	209,100
119,800	@	Mosaic Co.	2,551,740
26,600		Sensient Technologies Corp.	633,878

			3,394,718

		Coal: 0.9%
34,100		Peabody Energy Corp.	1,568,941

			1,568,941

		Commercial Services: 0.9%
29,200	@@,L	Toppan Printing Co., Ltd. ADR	1,569,132

			1,569,132

		Cosmetics/ Personal Care: 1.0%
5,900	@@	Kao Corp. ADR	1,591,630

			1,591,630

		Distribution/ Wholesale: 1.0%
8,800	L	CDW Corp.	620,400
25,400	@	Tech Data Corp.	1,062,228

			1,682,628

		Diversified Financial Services: 2.1%
151,900	@@	Acom Co., Ltd. ADR	1,434,878
123,900	@@	Promise Co., Ltd. ADR	2,131,861

			3,566,739

		Electric: 9.0%
18,700		Alliant Energy Corp.	727,430
15,000		Ameren Corp.	820,650
19,100		American Electric Power Co., Inc.	792,841
150,000	@@,L	Centrais Eletricas Brasileiras SA ADR	1,594,080
45,600	L	DTE Energy Co.	2,147,304
24,500	@@	Energias de Portugal SA ADR	1,160,810
24,600		Idacorp, Inc.	983,754
6,300	@@	Korea Electric Power Corp. ADR	135,387
15,400	@,L	NRG Energy, Inc.	876,568
61,600		PNM Resources, Inc.	1,891,120
1,100	L	Progress Energy, Inc.	52,547
160,500		Puget Energy, Inc.	3,986,820

			15,169,311

		Electronics: 1.1%
12,900	@	OSI Systems, Inc.	244,971
88,100	@,@@, #,L	Samsung SDI Co., Ltd. GDR	1,571,264

			1,816,235

		Engineering & Construction: 0.9%
48,800	@	Shaw Group, Inc.	1,458,632

			1,458,632

		Environmental Control: 1.4%
185,000	@,L	Allied Waste Industries, Inc.	2,345,800

			2,345,800

		Food: 9.0%
27,200		Kroger Co.	583,712
108,500		Sara Lee Corp.	1,798,930
143,200	@	Smithfield Foods, Inc.	3,777,616
65,611		Supervalu, Inc.	2,247,833
426,100		Tyson Foods, Inc.	6,770,729

			15,178,820

		Forest Products & Paper: 5.4%
153,400		Bowater, Inc.	3,344,120
61,300	@,L	Buckeye Technologies, Inc.	719,662
350,400	@,@@, L	Domtar, Inc.	2,515,872
170,800		Wausau Paper Corp.	2,555,168

			9,134,822

		Healthcare — Services: 0.7%
50,200	@,L	Apria Healthcare Group, Inc.	1,253,494

			1,253,494

		Home Builders: 0.3%
29,400		Levitt Corp.	366,324
11,100	@@	Sekisui House Ltd. ADR	168,053

			534,377

		Insurance: 0.1%
4,200		AON Corp.	149,856

			149,856

		Machinery — Diversified: 3.8%
158,700	@,L	AGCO Corp.	4,956,201
2,700		Alamo Group, Inc.	62,208
3,800	@@,L	CNH Global NV	109,440
15,700		Lindsay Manufacturing Co.	540,865
700	@@	Metso Oyj	32,424
37,600	@,L	Tecumseh Products Co.	609,496

			6,310,634

		Media: 1.1%
54,900	@,L	Scholastic Corp.	1,829,268

			1,829,268

		Mining: 18.7%
158,400	@@	Alumina Ltd. ADR	3,169,584
109,050	@@,L	Anglogold Ashanti Ltd. ADR	5,258,391
326,800	@,L	Apex Silver Mines Ltd.	5,725,536
12,200	@,@@, L	Banro Corp.	153,720
77,495	@@	Barrick Gold Corp.	2,436,443
508,200	@,@@, L	Bema Gold Corp.	2,759,526
64,100	@,@@	Crystallex International Corp.	238,452
79,600	@,@@, L	Eldorado Gold Corp.	445,760
84,700	@,@@	Entree Gold, Inc.	127,897
14,400	@,@@	Gammon Lake Resources, Inc.	218,736
11,600	@@,L, X	Impala Platinum Holdings Ltd. ADR	289,420
215,500	@,@@, L	Ivanhoe Mines Ltd.	1,991,220
174,000	@,@@	Lihir Gold Ltd.	4,247,340
215,200	@@	Newcrest Mining Ltd. ADR	4,398,451
47,800	@,@@	Orezone Resources, Inc.	72,178

			31,532,654

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas: 0.1%
2,500	@@	Nexen, Inc.	$137,025

			137,025

		Oil & Gas Services: 1.2%
29,400	@@,L	Technip SA	2,073,876

			2,073,876

		Telecommunications: 0.6%
40,500	@@	KT Corp. ADR	1,028,700

			1,028,700

		Transportation: 4.5%
83,600		CSX Corp.	2,997,896
34,100	L	Genco Shipping & Trading Ltd.	809,875
59,500	@@	Navios Maritime Holdings, Inc.	314,160
82,500	@@	Stolt-Nielsen SA ADR	2,532,747
7,769	@@,L	TNT NV ADR	326,065
5,700		Union Pacific Corp.	515,964

			7,496,707

		Water: 0.5%
27,900	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo	837,000

			837,000

		Total Common Stock (Cost $95,194,910)	113,570,667

Principal
Amount			Value

CONVERTIBLE BONDS: 9.1%
		Aerospace/ Defense: 2.2%
$3,820,000	C	EDO Corp., 4.000%, due 11/15/25	$3,624,225

			3,624,225

		Airlines: 1.0%
1,820,000	C,L	JetBlue Airways Corp., 3.500%, due 07/15/33	1,747,200

			1,747,200

		Computers: 0.2%
290,000	C	Quantum Corp., 4.375%, due 08/01/10	262,813

			262,813

		Electrical Components & Equipment: 1.3%
2,639,100	C	GrafTech International Ltd., 1.625%, due 01/15/24	2,187,154

			2,187,154

		Electronics: 0.4%
172,000	C	FEI Co., 5.500%, due 08/15/08	171,785
488,000	C	SCI Systems, Inc., 3.000%, due 03/15/07	485,560

			657,345

		Environmental Control: 0.6%
1,141,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,091,081

			1,091,081

		Media: 1.2%
2,022,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	2,062,440

			2,062,440

		Mining: 0.7%
379,000	@@,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	335,415
862,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	860,923

			1,196,338

		Semiconductors: 1.2%
655,000	C	Axcelis Technologies, Inc., 4.250%, due 01/15/07	654,383
845,000		Credence Systems Corp., 1.500%, due 05/15/08	774,231
180,000	C	International Rectifier Corp., 4.250%, due 07/15/07	179,325
356,000	C	Triquint Semiconductor, Inc., 4.000%, due 03/01/07	355,110

			1,963,049

		Telecommunications: 0.3%
617,000	C,L	Adaptec, Inc., 0.750%, due 12/22/23	559,928

			559,928

		Total Convertible Bonds (Cost $14,764,020)	15,351,573

		Total Long-Term Investments (Cost $109,958,930)	128,922,240

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 35.4%
	U.S. Government Agency Obligations: 20.1%
$33,718,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$33,713,336

	Total U.S. Government Agency Obligations (Cost $33,713,336)	33,713,336

	Securities Lending CollateralCC: 15.3%
25,802,088	The Bank of New York Institutional Cash Reserves Fund	25,802,088

	Total Securities Lending Collateral (Cost $25,802,088)	25,802,088

	Total Short-Term Investments (Cost $59,515,424)	59,515,424

Total Investments in Securities (Cost $169,474,354)*	112.0%	$188,437,664
Other Assets and Liabilities-Net	(12.0)	(20,224,140)

Net Assets	100.0%	$168,213,524

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $169,564,708. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,900,633
Gross Unrealized Depreciation	(1,027,677)

Net Unrealized Appreciation	$18,872,956

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.8%
		Auto Manufacturers: 1.7%
64,600		Wabash National Corp.	$949,620

			949,620

		Auto Parts & Equipment: 25.1%
104,470		American Axle & Manufacturing Holdings, Inc.	1,911,801
149,467		ArvinMeritor, Inc.	2,587,274
120,270		Cooper Tire & Rubber Co.	1,591,172
261,100	@	Dana Corp.	428,204
98,169	@	Goodyear Tire & Rubber Co.	1,654,148
65,390		Lear Corp.	2,023,821
104,090		Superior Industries International	2,053,696
269,850	@	Visteon Corp.	2,169,594

			14,419,710

		Banks: 3.0%
105,590	@@	First Bancorp	1,058,012
106,080	@@	W Holding Co., Inc.	651,331

			1,709,343

		Chemicals: 3.2%
15,200		Chemtura Corp.	147,136
49,330		Sensient Technologies Corp.	1,175,534
143,620		Wellman, Inc.	505,542

			1,828,212

		Commercial Services: 1.7%
33,440		Kelly Services, Inc.	974,442

			974,442

		Computers: 3.0%
907,960	@	Gateway, Inc.	1,725,124

			1,725,124

		Diversified Financial Services: 0.9%
127,250	@@	Doral Financial Corp.	515,363

			515,363

		Electronics: 6.0%
223,780	@	Kemet Corp.	1,644,783
207,150	@	Sanmina-SCI Corp.	766,455
145,390	@	Stoneridge, Inc.	1,052,624

			3,463,862

		Food: 5.8%
111,400		Chiquita Brands International, Inc.	1,593,020
101,610		Del Monte Foods Co.	1,147,177
212,460	@	Interstate Bakeries	594,888

			3,335,085

		Hand/ Machine Tools: 1.6%
57,120		LS Starrett Co.	891,643

			891,643

		Home Builders: 3.9%
143,729		Coachmen Industries, Inc.	1,575,270
200,900	@	National RV Holdings, Inc.	683,060

			2,258,330

		Home Furnishings: 2.8%
49,290		La-Z-Boy, Inc.	580,636
11,968		Whirlpool Corp.	1,020,870

			1,601,506

		Household Products/ Wares: 2.6%
61,700		American Greetings Corp.	1,469,077

			1,469,077

		Insurance: 7.5%
24,213		Kansas City Life Insurance Co.	1,247,938
109,428	@	KMG America Corp.	919,195
76,310		Phoenix Cos., Inc.	1,232,407
105,107	@	PMA Capital Corp.	932,299

			4,331,839

		Leisure Time: 2.0%
84,346	@	K2, Inc.	1,140,358

			1,140,358

		Machinery — Diversified: 5.6%
31,166		Briggs & Stratton Corp.	844,287
147,256	@	Tecumseh Products Co.	2,341,370

			3,185,657

		Retail: 4.5%
44,600	@	Cost Plus, Inc.	480,342
12,631	@	Jo-Ann Stores, Inc.	249,210
151,210		Pier 1 Imports, Inc.	1,005,547
87,060	@	Sharper Image Corp.	843,611

			2,578,710

		Semiconductors: 4.1%
110,610	@	Agere Systems, Inc.	1,982,131
324,700	@	ESS Technology	386,393

			2,368,524

		Software: 2.1%
231,600	@	Borland Software Corp.	1,225,164

			1,225,164

		Telecommunications: 9.7%
283,410	@	3Com Corp.	1,187,488
426,016	@	Adaptec, Inc.	1,857,430
197,293	@	Cincinnati Bell, Inc.	891,764
182,210	@	Utstarcom, Inc.	1,618,023

			5,554,705

		Total Common Stock (Cost $64,755,124)	55,526,274

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 0.4%
	U.S. Government Agency Obligations: 0.4%
$219,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$218,970

	Total Short-Term Investments (Cost $218,970)	218,970

Total Investments in Securities (Cost $64,974,094)*	97.2%	$55,745,244
Other Assets and Liabilities-Net	2.8	1,614,171

Net Assets	100.0%	$57,359,415

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $65,297,796. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,633,283
Gross Unrealized Depreciation	(15,185,835)

Net Unrealized Depreciation	$(9,552,552)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 93.9%
		Auto Parts & Equipment: 0.9%
26,400	@	Commercial Vehicle Group, Inc.	$617,760

			617,760

		Banks: 2.0%
50,786	@	Bancorp, Inc.	1,361,573

			1,361,573

		Computers: 1.0%
283,200	@	Quantum Corp.	668,352

			668,352

		Diversified Financial Services: 1.4%
20,200		IndyMac Bancorp., Inc.	928,190

			928,190

		Electrical Components & Equipment: 3.1%
49,000	@	General Cable Corp.	2,082,500

			2,082,500

		Electronics: 2.1%
114,600		Keithley Instruments, Inc.	1,441,668

			1,441,668

		Environmental Control: 1.7%
22,200	@	Aleris International, Inc.	1,156,842

			1,156,842

		Food: 4.4%
170,800		Del Monte Foods Co.	1,928,332
54,854		Premium Standard Farms, Inc.	1,041,677

			2,970,009

		Forest Products & Paper: 14.2%
90,500		Bowater, Inc.	1,972,900
137,000	@	Buckeye Technologies, Inc.	1,608,380
86,500		Glatfelter	1,281,930
53,800	@	Jefferson Smurfit Corp. US	577,274
131,500	@@	Sappi Ltd. ADR	2,121,096
139,200		Wausau Paper Corp.	2,082,432

			9,644,012

		Hand/ Machine Tools: 5.7%
34,000		Kennametal, Inc.	2,076,024
29,000		Lincoln Electric Holdings, Inc.	1,764,650

			3,840,674

		Home Furnishings: 1.9%
88,000		Hooker Furniture Corp.	1,307,680

			1,307,680

		Household Products/ Wares: 4.0%
83,631	@	Fossil, Inc.	1,757,924
30,400		WD-40 Co.	988,000

			2,745,924

		Insurance: 1.4%
68,200	@	PMA Capital Corp.	604,934
140,200	@,@@	Quanta Capital Holdings Ltd.	318,254

			923,188

		Iron/ Steel: 2.9%
89,000		Gibraltar Industries, Inc.	1,949,990

			1,949,990

		Machinery — Diversified: 7.6%
46,800		Albany International Corp.	1,460,160
53,650	@	Kadant, Inc.	1,268,286
78,200		Sauer-Danfoss, Inc.	2,420,290

			5,148,736

		Metal Fabricate/ Hardware: 0.8%
19,600	@	RBC Bearings, Inc.	569,576

			569,576

		Mining: 2.7%
43,800	@	Century Aluminum Co.	1,868,070

			1,868,070

		Miscellaneous Manufacturing: 4.0%
114,421	@	Griffon Corp.	2,727,797

			2,727,797

		Oil & Gas: 8.8%
21,600	@	Bill Barrett Corp.	680,400
33,500	@	Denbury Resources, Inc.	983,225
57,650	@	Quest Resource Corp.	649,716
46,700		Range Resources Corp.	1,451,903
162,100	@	Warren Resources, Inc.	2,167,277

			5,932,521

		Oil & Gas Services: 2.9%
98,400	@,@@	Acergy SA ADR	1,938,480

			1,938,480

		Real Estate Investment Trusts: 6.9%
82,650		Alesco Financial, Inc.	834,765
110,100		Anthracite Capital, Inc.	1,394,967
65,600		HomeBanc Corp.	276,176
149,100		New York Mortgage Trust, Inc.	457,737
51,850		RAIT Investment Trust	1,728,161

			4,691,806

		Retail: 4.0%
107,700		Casey’s General Stores, Inc.	2,680,653

			2,680,653

		Savings & Loans: 1.5%
51,000	@	Franklin Bank Corp.	1,000,620

			1,000,620

		Semiconductors: 1.4%
98,600	@	Mattson Technology, Inc.	937,686

			937,686

		Telecommunications: 4.0%
118,200	@	Aeroflex, Inc.	1,425,492
41,650	@	CommScope, Inc.	1,256,581

			2,682,073

		Transportation: 2.6%
95,425	@	Marten Transport Ltd.	1,747,229

			1,747,229

		Total Common Stock (Cost $57,670,276)	63,563,609

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 6.0%
	U.S. Government Agency Obligations: 6.0%
$4,022,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$4,021,443

	Total Short-Term Investments (Cost $4,021,443)	4,021,443

Total Investments in Securities (Cost $61,691,719)*	99.9%	$67,585,052
Other Assets and Liabilities-Net	0.1	96,258

Net Assets	100.0%	$67,681,310

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $61,735,909. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,704,318
Gross Unrealized Depreciation	(1,855,175)

Net Unrealized Appreciation	$5,849,143

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Directors/Trustees (the “Board”) of ING Equity Trust and ING Investment Fund, Inc., including a majority of the Directors/Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Directors/Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Directors/Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Directors/Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Directors/Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Director/Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Directors/Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including ING Equity Trust’s and ING Investment Fund, Inc.’s existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors/Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Funds’ “15(c) Methodology Guide” (the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

“Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Directors/Trustees, and sets out a written blueprint under which the Independent Directors/Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Directors/Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Directors/Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Directors/Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of Funds in the ING Funds complex. The Independent Directors/Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the DE IRC, review benchmarks used to assess the performance of each Fund. The DE IRC also meets regularly with the Adviser and periodically with the Funds’ Sub-Advisers. The DE IRC may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2007, the Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contract renewals for the period ending November 30, 2007. In addition, the Board’s Independent Directors/Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Fund that provided information about the performance and expenses of the Fund and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Advisers and Sub-Advisers to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, its Class A shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are

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recommended to the Board to manage the Funds’ portfolios. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and members of the DE IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees, including the DE IRC, to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, including the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Funds. These changes have historically included modifications in personnel responsible for managing a Fund and/or changing the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the ING Funds complex more efficient by reducing the number of funds through combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Funds’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and each Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during

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the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors/Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Fund. For a Fund that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Directors/Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and/or Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between

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the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their review of advisory fee rates, the Independent Directors/Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in expense caps; the merger of certain Funds with and into comparable Funds; and changes to the portfolio manager managing a Fund. The Independent Directors/Trustees have requested these adjustments primarily on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors/Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, in the second quintile for the most recent calendar quarter and one-year periods, and in the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in the Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is

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reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Disciplined LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined LargeCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and three-year periods, and in the fourth quintile for the year-to-date, one- and five-year periods. In analyzing this performance data, the Board also took into account: (1) Management’s representations that in December 2005, there was a change in portfolio manager; and (2) that the Board approved, at its May 25, 2006 meeting, the merger of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund and that this merger is expected to occur in January 2007 if approved by the Fund’s shareholders. In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including Management’s analysis that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median but below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fundamental Research Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date period and in the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of underperformance during certain periods, including its representations that stock selection in certain sectors had a negative effect on performance; and (2) the Fund commenced operations on January 2006, and therefore had a limited operating history for purposes of analyzing Fund performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the

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Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund commenced operations on January 2006, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date, one- and five-year periods, but outperformed both for the three-year period; and (2) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, in the fourth quintile for the most recent calendar quarter and year-to-date periods, and in the fifth (lowest) quintile for the one- and five-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for its underperformance, including its representations that the Fund’s underperformance for the most recent periods can be attributed primarily to poor sector allocation and stock selection in the technology sector; and (2) Management’s representations that it will continue to monitor the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Growth Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three- and five-year periods; and (2) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, in the third quintile for the most recent calendar quarter and three-year periods, and in the fourth quintile for the five-year period. In analyzing this performance data, the Board also took into consideration Management’s representations that in July 2005 there was a change in portfolio managers, and the performance has improved since this change was implemented.

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In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that: (1) in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the expense limit for the Fund; and (2) in January 2006, at the direction of the Board following the 2005 contract renewal process, Management further reduced the expense limit for the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s more recent performance has improved, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Opportunistic LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period and in the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund (inclusive of the advisory fee and a 0.10% administration fee) is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five- and ten-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and

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ten-year periods, but underperformed for the year-to-date, one-, three- and five-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, in the third quintile for the most recent calendar quarter and three-year periods, in the fourth quintile for the ten-year period, and in the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account Management’s representations that in July 2005 a new portfolio manager assumed responsibility for the Fund to address the Board’s concerns regarding prior underperformance. The Board also noted Management’s assertion that the Fund’s performance has been reasonable for the year-to-date and one-year periods since this change was implemented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) a change in portfolio manager was implemented in July 2005, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Financial Services Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the three-, five-, and ten-year periods and was equal to the performance of the Morningstar category median for the most recent calendar quarter; (2) the Fund underperformed its Morningstar category median for the one-year and year-to-date periods; (3) the Fund outperformed its primary benchmark for the three-, five-, and ten-year periods, except it underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (4) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, in the second quintile for the five-year period, in the third quintile for the most recent calendar quarter, one- and three-year periods, and in the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based

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on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed both performance measures for the one-year period; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and is in the fourth quintile for the one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MagnaCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and one-year periods, but underperformed for the year-to-date, three-, five-, and ten-year periods; (2) the Fund outperformed its primary benchmark for one-year period, but underperformed for all other periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, in the third quintile for the most recent calendar quarter and three-year periods, in the fourth quintile for the year-to-date and ten-year periods, and in the fifth (lowest) quintile for the five-year period. In analyzing this performance data, the Board took into account that, to address the Board’s concerns about long-term performance, in April 2005 a new portfolio manager assumed responsibility for the day-to-day management of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MagnaCap Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

by the Board; (3) a change in portfolio manager was implemented in April 2005, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, except it underperformed for the one- and three-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, except it outperformed for the most recent calendar quarter; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the year-to-date period, and in the fifth (lowest) quintile for the one- and three-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the reasons for underperformance, including the negative effect of sector allocation; (2) Management’s representations that it was exploring alternatives for improving the Fund’s performance; and (3) Management would continue to monitor, and the Board or the DE IRC would review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MidCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s representations that it will continue to monitor, and was taking steps to improve, the Fund’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MidCap Value Choice Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median for all periods presented, except it outperformed for the most recent calendar quarter; (2) the Fund underperformed its benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and in the fifth (lowest) quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the reasons for underperformance, including the negative effect of sector allocation; (2) Management’s representations that it was exploring alternatives for improving the Fund’s performance; and (3) Management would continue to monitor, and the Board or the DE IRC would review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING SmallCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s representations that it will continue to monitor, and was taking steps to improve, the Fund’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING SmallCap Value Choice Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median but below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING MidCap Value Fund ING SmallCap Value Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEABCIMOQ (1106-011807)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds, Inc.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	February 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	February 6, 2007

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	February 6, 2007

EX-99.CERT
CERTIFICATION

I, Shaun P. Mathews, certify that:

1.	I have reviewed this report on Form N-CSR of ING Investment Funds, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	February 6, 2007	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

EXHIBIT-99.CERT
CERTIFICATION

I, Todd Modic, certify that:

1.	I have reviewed this report on Form N-CSR of ING Investment Funds, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	February 6, 2007	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

EXHIBIT 99.906 CERT

Certification

Pursuant to Section 906

of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Investment Funds, Inc.

Date of Form N-CSR: November 30, 2006

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING Investment Funds, Inc. and will be retained by ING Investment Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of February, 2007.

/s/ Shaun P. Mathews _______________________________________ Shaun P. Mathews President and Chief Executive Officer

EXHIBIT-99.906CERT

Certification

Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Investment Funds, Inc.

Date of Form N-CSR: November 30, 2006

     The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     A signed original of this written statement required by Section 906 has been provided to ING Investment Funds, Inc. and will be retained by ING Investment Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of February, 2007.

/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer